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ANNUAL REPORT

DECEMBER 31, 1999

DAVIS GROWTH OPPORTUNITY FUND

DAVIS FINANCIAL FUND

DAVIS REAL ESTATE FUND

DAVIS CONVERTIBLE SECURITIES FUND

DAVIS GOVERNMENT BOND FUND

DAVIS GOVERNMENT MONEY MARKET FUND

(part of Davis Series Inc.)



DAVIS FUNDS

OVER 25 YEARS OF RELIABLE INVESTING

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

Dear Fellow Shareholder:

As we enter the new millennium, we must recognize that the market has come a long way and is starting from a high base. We are unlikely to continue enjoying the twin benefits of steeply falling interest rates and rising corporate profits as a percentage of gross domestic product that propelled stock prices and price/earnings ratios sharply higher in the last two decades or so of the 20th century. Corporate profits have been inflated by various accounting practices. In addition, while the Internet holds great possibilities for many businesses, it is disrupting profitability for others.

Throughout modern times, we have seen the development of different networks that linked people and businesses together and changed history. Examples include the railroad, automobile/highway, electricity, air travel and telephone networks. Today, the Internet is transforming the world through an electronic network that transmits video, voice and data at ever-increasing speeds and ever-reducing costs.

For many companies, the "net net" conclusion is that they must convert their businesses to e-businesses or they will have no business. As a result, the Internet revolution, like other revolutions before it, has spawned enormous investment spending--creating a high degree of optimism and speculation, perhaps even a financial bubble. Yet this speculation has also facilitated the raising of low-cost capital and given the United States a first-mover advantage in developing the Internet and driving it forward.

A recession or high interest rates would reduce the availability of capital and spending on the Internet. We think policymakers have been willing to live with some froth in the market because they believe the good of the Internet outweighs the bad. The Internet should have a huge positive impact on productivity and cost structures, and maintaining our leadership position is worth the risk of not taking actions that could lead to recession. Continued investment in the Internet is necessary for the good of the country and our competitive health.

At the same time, many business models will have to change and there definitely will be losers as well as winners, as there have always been with any technological advance. For example, as more business is done directly via the Internet, middleman industries like distributors are particularly vulnerable. Many established companies are going to have to provide greater value-added with their services or their customers will turn to the Internet. The impact of these businesses modernizing and taking restructuring charges will not necessarily be bullish for corporate profits in the early stages.

Moreover, it is impossible to predict which of the new dot.com companies will thrive or even survive over time. When you look at other industries that transformed the country like autos and airplanes, you see that most of the pioneering companies in those industries are no longer in business today.

We think we may be closing another chapter in the market's history and facing a future that does not hold as many favorable macro factors. The Internet is both a driver and a destroyer. Companies old and new are caught up in a Darwinian struggle, trying to anticipate which business models will work and which will not work. Hopefully, this will be a process of creative destruction and the economy overall will emerge the better for it. But struggles are not necessarily good for corporate profits, and we don't think it will be as easy--if, indeed, it has ever been easy--to make money in stocks. As a result, stock selection will be more crucial than ever.



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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

Because we are in a time of ferment and change, we think a premium will be paid for company managements that "get it" and invest their shareholders' money correctly to position the company for the future. In addition, with the U.S. market unlikely to enjoy the big tailwind of expanding P/E ratios that it did over the past 15 or 20 years, we think having a global perspective may be increasingly important. Multinational companies have an advantage in that they can allocate their capital around the world to areas where GDP growth is expected to be the fastest.

Some foreign economies such as Germany and Japan appear to be behind us in their evolution, and they may offer greater opportunities as more and more of their businesses streamline and restructure. On the other hand, the United States is a moving target, and it will not be easy for other countries to catch us because we are driving our Internet development so rapidly.

If the Dow were to increase at the same pace over the next two decades as it did over the past two, it would stand at roughly 100,000 in 2020. We are certain that will not happen. However, if the Dow were to compound at a rate of 7% or 8% a year, it could reach 40,000 or 50,000 over that time frame--meaning the market still offers considerable opportunities for long-term wealth building.(1) As always, we will focus on buying growing companies at reasonable prices that are led by management teams who respond dynamically to change. We are on a long voyage with our shareholders and our money is invested shoulder-to-shoulder with theirs. We are not overly optimistic. We are not pessimistic. We are trying to be realistic.

Sincerely,


/s/ Shelby M.C. Davis
-----------------------
Shelby M.C. Davis
Senior Research Adviser

February 4, 2000


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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS FINANCIAL FUND

PERFORMANCE OVERVIEW

o The Davis Financial Fund (Class A shares at net asset value) declined .85% for the one-year period ended December 31, 1999.(2) Over the same time frame, the 65 funds included in Lipper Analytical Services' Financial Services Funds category declined 1.04%(3) while the Standard & Poor's 500 Index registered a gain of 21.04%.(4)

o The Fund's Class A shares delivered an average annual total return on net asset value of 17.83% for the latest three-year period, 26.47% for the latest five-year period and 22.48% since the Fund's inception on May 1, 1991.

o According to The Value Line Mutual Fund Survey in a report dated November 23, 1999, "Over the long term, the fund has produced exceptional returns versus those of the Financial objective group, while incurring an average level of volatility. Investors seeking to add financial-services exposure to a diversified portfolio will find the offering highly appealing."

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. Could you recap the performance of the Fund and financial stocks in general during 1999?

A. The year 1999 was a difficult year for financial stocks. Our Fund was down 1%, clearly disappointing when compared to the 21% increase in the S&P 500. As a sector fund with over 80% of assets invested in financial stocks, Chris and I realize, and hope our shareholders do too, that there will be years when the Fund's performance diverges significantly from that of the overall market.

The primary reason for the underperformance of financial stocks in 1999 was a restrictive Federal Reserve that raised short-term interest rates three times by a total of 75 basis points. Historically, financial stocks perform poorly during periods of rising interest rates, particularly when investors sense that the Federal Reserve is serious about slowing down the economy to keep inflation under control. The fact that most institutional investors are judged on short-term performance encourages many investment firms to sell some of their holdings of financial stocks and wait for clearer signs that the central bank has adopted a more favorable bias toward interest rates. Given the growing trend toward momentum investing in the current go-go market, it is not particularly surprising that fewer investors have the fortitude to be early in increasing their positions in financial stocks.

Another trend hurting the performance of the group was the gradual realization among investors that the best of times may already be over for several financial sectors that have benefited from favorable macroeconomic tailwinds that have either peaked or begun to reverse. For instance, the earnings of many banks have benefited from very benign credit loss experience, particularly in commercial loans, given the nine-year economic expansion that we have all enjoyed. Moreover, until recently, a number of banks actually had considerable recoveries on previously charged-off loans from the traumatic early 1990's that boosted reported earnings for years, but that have now been largely exploited. Rising interest rates have also erased most of the embedded unrealized gains in banks' large bond portfolios, which has eroded management's flexibility to meet analysts' earnings expectations.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Perhaps most devastating to the performance of banks in 1999 was the realization that the majority of the exciting mega-mergers that made headlines during the past few years were not living up to expectations and not producing the expense savings or revenue synergies promised by overly optimistic managements. These merged banks have consistently missed their earnings targets, which has undermined investor confidence and reduced price/earnings multiples for the entire sector with few exceptions. Many of these stocks have fallen almost 50% from their 1999 highs.

Similarly, investors in property-casualty stocks experienced continued disappointments throughout the year as the decade-long soft-pricing environment in commercial-lines insurance took its inevitable toll on reported earnings. Insurance companies, which had for several years been able to offset part of their commercial-lines losses with favorable loss reserve development on their personal-lines business, suddenly saw this well run dry as brutal competition forced personal-lines rates down just at the time that claims-cost inflation trends reversed direction and began to accelerate. Pure-play personal-lines companies that had been good stocks for the past few years were particularly punished, with quality companies such as Allstate and Progressive falling 35% and 57%, respectively, during the year. Managements are now in the process of re-underwriting their underpriced risks but investor confidence in this sector may take time to rebuild.

Q. What holdings were important contributors to performance?

A. One of the positive attributes of being a diversified financial services fund is that the financial services sector includes many different sub-sectors in which to find great companies. Our largest holding continues to be American Express,(5) which performed extremely well rising 62% during 1999. American Express has done a terrific job of reinvigorating its core card business with important new product offerings that should drive profitable account growth both in the United States and abroad. Chris and I wake up happy every day knowing that American Express, with its strong global brand and 45 million customer accounts, should be a prime beneficiary of the broad shift in spending that is moving to the Internet. Neither cash nor checks but rather plastic is the preferred payment vehicle on the Net.

Our second largest holding, Citigroup, turned in a stellar performance rising 68% during the year as the outstanding management team led by Sandy Weill and John Reed, after an admittedly rocky start, proved to be one of the mega-mergers that delivered favorable returns to shareholders. Citicorp is an extremely well capitalized company with a respected brand name that can be leveraged to expand its financial services businesses, such as asset management, consumer finance, insurance and investment banking, and create an increasingly strong global powerhouse. Sandy Weill continues to demonstrate that he is one the best stewards of shareholder capital in corporate America. As part of Citigroup, which is a partner of choice among the elite global companies in financial services, he now has the whole world as his canvas. We are happy to be on board with him.

The Fund also benefited from sizable positions in consumer finance companies such as Providian and Capital One that have honed sophisticated data-mining capabilities to profitably grow their credit card businesses in a fiercely competitive environment. The success of these first-rate, highly focused management teams shows how specialists in particular niches of financial services, despite their smaller size, can gain tremendous market share at the expense of larger, less agile players that fail to make the necessary investments in technology required to remain competitive.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. What is your outlook for financial stocks going forward?

A. Historically, financial stocks lead the market down during the early stages of Federal Reserve tightening, but then rally and lead the market up once investors believe that the central bank has nearly completed its job of slowing down the economy. So financial stocks could remain volatile until investors get more clarity regarding the direction of inflation and interest rates. The good news is that the current economic climate continues to be excellent with strong growth and low inflation. Credit loss trends are generally stable reflecting the strength of corporate balance sheets and strong discretionary income among consumers.

Until sentiment changes, and this can happen very quickly, it could be a market that especially rewards careful individual stock selection since the rising tide of falling interest rates that lifted most financial companies' performance over the past decade may not be repeated. We continue to find well managed companies with strong balance sheets and valuable customer franchises whose business fundamentals are actually accelerating in the current environment. Golden West Financial and Household International are examples of outstanding companies that fit this description and whose savvy management teams are using the businesses' considerable free cash flow to aggressively repurchase shares at bargain prices, thereby creating considerable value for shareholders.

Longer term, Chris and I remain extremely excited about the outlook for carefully selected financial services companies for a variety of reasons, which include:

o Favorable demographic trends in the United States, Europe and Asia that should drive demand for savings and investment products worldwide;
o Accelerating deregulation of huge overseas markets that offer rich opportunities to invest in companies with proven ability to execute in international markets;
o Ongoing consolidation particularly now that the Glass-Steagall Act has been replaced with less restrictive legislation that opens up greater opportunity for cross-industry mergers;
o The emergence of powerful brand-name companies that should increasingly take market share from both stodgy large competitors and weaker, smaller players in these highly fragmented markets; and
o The strong excess cash flow currently generated by many companies that can be used to enhance shareholder value through higher dividends, share repurchases and successful acquisitions.

We believe that carefully researched, well managed financial services companies with strong customer franchises will continue to represent outstanding investment opportunities for shareholders.(6)

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

DAVIS GROWTH OPPORTUNITY FUND

PERFORMANCE OVERVIEW

o The Davis Growth Opportunity Fund's Class A shares delivered a total return on net asset value of 31.45%(2) for the one-year period ended December 31, 1999, outpacing the 21.04% return of the Standard & Poor's 500 Index.(4)

o According to Morningstar, "The combination of a greater tech weighting, more concentration, and a mid-cap focus figures to make this fund a bit more volatile than others in the Davis family. That's part of its appeal, however....[The members of the portfolio management team] are great stock-pickers, so this fund's small asset base should give them the chance to produce some fine results."(7)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, MEMBER OF THE PORTFOLIO MANAGEMENT TEAM

Q. Could you provide some perspective on the Fund's performance in 1999?

A. Our research team took over management of Davis Growth Opportunity Fund on January 1, 1999. As we discussed last year, 1999 was a time of transition for the Fund. Looking back over the year, we are pleased at how the transition has progressed and now feel that this period of restructuring is largely completed.

Because of the more aggressive nature of the Fund's portfolio and its smaller size, our research team has been able to invest in companies that may not yet be appropriate as large holdings for our bigger, more conservative funds. As you would expect, a fairly significant number of technology companies have been added to this portfolio and were the most significant contributors to its good performance in 1999. For this performance, we must particularly acknowledge the contribution of Dwight Blazin, our analyst charged with covering this fast-changing area. Dwight has proven that rarest of animals--an old-fashioned analyst with his feet firmly on the ground investing successfully in this high-flying world of the future. In particular, our opportunistic investments in Novell, Symantec, Dallas Semiconductor and Agilent all deserve mention.(5)

While this Fund has come to have a technology bias, we continue to own small to mid-sized growth companies in other industries that our team follows, including the financial services sector and the health-care area.

Q. Were there Fund holdings that performed poorly last year?

A. Of course, if the Fund's positions in the companies and industries just mentioned were our only investments, we would have far exceeded even the good returns we reported for 1999. However, the gains in those shares were offset to a degree by losses in some of the Fund's other holdings. Among the stocks that experienced a disappointing year were Martin Marietta Materials, Masco and Transatlantic Holdings. Significantly, the poor performance of these stocks was not a reflection of poor performance in the underlying business, and our research team does not regard them as mistakes.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, MEMBER OF THE PORTFOLIO MANAGEMENT TEAM
- CONTINUED

As we have often said, mistakes in investing are not determined by whether the shares go down below the cost at which they were acquired. Given the volatility of the stock market, this outcome is in fact likely in most cases. Rather mistakes occur when our assessment of the underlying business value proves to be too optimistic. In the category of mistakes--at least at this juncture--we must reluctantly put our purchase of Progressive. Although Progressive is a first-rate company run by excellent people, its underlying auto insurance business has been negatively impacted by increased competition and the increasing cost of settling claims. Similarly, the performance of another portfolio company, Unisys, was hurt by growing competition and some revenue disappointments in its core computer business. As a result, we subsequently sold our position.

While this list is not exhaustive and while we know we are in a batting average business, it is still important to remember that the only value of mistakes lies in the lessons that we learn from them. As my grandfather Shelby Cullom Davis once said, "If you do not admit you make mistakes, you do not learn from them."

Q. What is your long-term outlook?

A. We continue to have embedded in the portfolio significant gains in positions that have been held for a long time, including Intel, ASM Lithography and Novellus. However, the portfolio restructuring that we anticipated and discussed last year is now largely behind us and so, therefore, are the extraordinary distributions that came from the portfolio transition.

As in our last report to you, we must again caution that this Fund is likely to be volatile and a bit racier than its more conservative brethren. My father Shelby M.C. Davis once said that if you were to imagine an investment portfolio as a meal, Davis New York Venture Fund might be considered the meat and potatoes. Extending this metaphor, Davis Growth Opportunity Fund might be perhaps more of a spicy appetizer. With this said, the entire research team is excited about having this portfolio in house and we all are optimistic about its future.(6)

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS REAL ESTATE FUND

PERFORMANCE OVERVIEW

o The Davis Real Estate Fund (Class A shares at net asset value) declined 7.55% for the one-year period ended December 31, 1999.(2) By way of comparison, the Morgan Stanley REIT (Real Estate Investment Trust) Index dropped 4.55% during the same time period.(4)

o Since the Fund's inception on January 3, 1994, its Class A shares have provided an average annual return on net asset value of 9.30%.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q. How would you characterize the performance of real estate stocks and the Davis Real Estate Fund in 1999?

A. Real estate stocks remained in the doldrums as they have for some time. The irony is that even after another year of positive earnings growth where the earnings of real estate companies we own exceeded our expectations, their stock prices continued to sag. As a fellow shareholder in the Davis Real Estate Fund, I find these results disappointing. At the same time, I believe that real estate stocks represent outstanding long-term opportunities today, and we believe the Fund is strategically poised to take advantage of these opportunities once the investment climate improves.

The Davis investment discipline is predicated on the belief that, over the long term, growth in earnings is ultimately what drives price appreciation of all stocks, including real estate stocks. Our approach is to pay a reasonable price for companies that have attractive growth prospects over the long term.

Early in 1999, we positioned the Fund for a turnaround by increasing our focus on real estate companies with superior growth prospects. At midyear, the outlook for real estate stocks brightened as high-profile investors like Warren Buffett moved into the market, and the Fund's performance improved dramatically at that time. However, when a sustained recovery failed to materialize, Fund results suffered. By December the Morgan Stanley REIT (Real Estate Investment Trust) Index was trading at a three-year low.

Moreover, unlike many other sectors of the stock market today where investors have been willing to pay remarkably lofty prices for growth, the exact opposite has been true in real estate. Since the Fund is focused on growth-oriented real estate stocks rather than yield-oriented stocks, we lagged behind our peer group in 1999.

Q. What factors have been holding real estate stocks back?

A. We think there are two main reasons for the unsatisfactory performance of real estate. First, many investors are concerned that we are coming toward the end of an economic cycle and that when the next recession comes, real estate will be besieged by the same difficulties it suffered in the late 1980s and early 1990s.

In our minds, nothing could be further from the truth. We are not suggesting that real estate earnings will continue to show strong growth forever, but the cycle should be substantially less dramatic. The factors that created problems last time around were caused primarily by tax code incentives that encouraged overbuilding without regard to demand. Those tax incentives no longer exist. Now there is a much more transparent view of what is happening in terms of new building and development, and that eliminates surprises. As a result, there is not nearly the excess supply of real estate we had in the prior cycle. In short, the rules in real estate have changed, but many investors are acting as if the old rules were still in effect.

The second reason for the continuing slump in real estate stocks is perhaps more intuitive. Simply put, in these heady times of high-flying Internet shares and other glamour stocks, it appears that some investors may find the returns offered by real estate a little too sedate.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

Generally, long-term returns in real estate stocks, like other stocks, should approximate the rate of companies' earnings growth. The only way for the Fund to achieve a return that is better than earnings growth over time is to buy the stocks right--that is, not to overpay for a company's earnings.

For the real estate companies we follow we generally foresee consistent earnings growth of between 8% to 12%. To do better than that, we have to buy these 12% growers at eight or nine times earnings, which we have been able to do in the current market environment. We expect other investors will eventually recognize the companies' long-term growth potential, which means they should be willing to pay a higher multiple of earnings for the shares. In that case, the companies' valuations might rise so that they trade not at eight times earnings but at 10 or 11 times earnings, and the Fund would be positioned to ride the tide of those long-term compounding earnings.

We think the ultimate upside from owning these real estate companies is a return of between 10% to 15%, year in and year out--but few investors these days seem to care about those kinds of returns. What they seem to want are returns of 10% to 15% a day or a month. However, we do not believe results like that are possible over long periods of time, and such an approach is not the way to build long-term wealth.

If you look at the overall market, most income-oriented companies, such as utilities, fared poorly in 1999, and real estate is not dissimilar in that regard. Real estate stocks have fallen from favor due to a dramatic shift in investor psychology--and to us that spells opportunity.

Q. What are some of your favorite holdings now?

A. One of our favorite companies is Centerpoint Properties, an industrial REIT.(5) The company is growing its earnings 15% annually, year after year, but it is still trading at around 11 times earnings.

Another favorite Fund holding is Home Properties of New York, an apartment REIT. Home Properties is a great company with a terrific management team. Not only has the company never missed an earnings estimate, it has actually beaten estimates several times. Other investors do not seem to care. We do.

Two other large Fund positions with terrific growth rates and low dividend yields are Public Storage, a storage REIT, and Vornado Realty, a diversified REIT. However, because they are growth-oriented, not yield-oriented, these stocks underperformed our expectations last year.

One area that suffered particularly in 1999 is the retail arena, and a company we like here is General Growth Properties, a shopping mall REIT. Some observers are predicting that the boom in shopping over the Internet will mean the death of the shopping mall. Similar predictions were made when catalog sales and home shopping via television first caught consumers' fancy, and those forecasts proved to be incorrect. We expect the shopping mall concept to evolve, not die, over the next decade. Already, we are starting to see alliances among retailers, mall owners and Internet players in order to better serve consumers--and we expect that trend to accelerate. However, because investor psychology is so negative now, retail REITs are incredibly cheap and we see opportunities in these shares.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

One of the biggest positives today for the Fund as a whole is that the earnings growth of our portfolio companies is solid. If we had owned 100% of every single company in the Davis Real Estate Fund in 1999, we would have had returns of around 14%. In other words, that would have been the cash we could have put in our pocket at the end of the year. Unfortunately, that earnings performance was not reflected in the companies' stock prices or, therefore, in the Fund's results. While we are not satisfied with these short-term results, we remain dedicated to the long-term Davis investment discipline and are taking advantage of this downturn to solidify our core positions in well-managed REITs that we believe are capable of generating steadily increasing rental income and solid returns on capital.(6)

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS CONVERTIBLE SECURITIES FUND

PERFORMANCE OVERVIEW

o The Davis Convertible Securities Fund's Class A shares delivered a total return on net asset value of 12.97% for the one-year period ended December 31, 1999.(2) The 59 funds included in Lipper Analytical Services' Convertible Securities Fund category provided an average return of 30.82% for the same time period.(3)

o Since the Fund's inception on May 1, 1992, the Class A shares have generated an average annual return on net asset value of 14.85%.

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q. Could you provide some perspective on the performance of the Fund and the convertibles market in 1999?

A. I view the Fund's results in 1999 as disappointing. Several factors contributed to this unsatisfactory short-term performance. First, the market was driven by a very few issues that soared to lofty valuations. A number of the best performers in the convertibles universe were high-tech companies in the new issues arena, many of which barely had revenues, let alone earnings. It is difficult for the Fund to participate in that type of rally because of the Davis price discipline. This discipline prevents us from buying high-flying glamorous companies, not necessarily because we do not like the companies but because we do not like their high valuations.

Two of the Fund's top six holdings--Hewlett-Packard and Motorola--are in the technology area, and both enjoyed a tremendous year in 1999.(5) However, the Fund did not participate in many of the Web-oriented companies that performed even better, and that hampered the Fund's relative results in the short run.

That said, mistakes were also made last year--most notably with the Fund's investments in Waste Management and Xerox--that hurt the Fund's short-term performance. If a stock's price drops significantly as both of these companies' shares did in 1999 and I do not have enough confidence in the long-term outlook of the business to add to the Fund's investment but instead I want to sell, then I have made a mistake. That is what happened with Waste Management and Xerox, and the Fund's positions in both companies have been liquidated entirely.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

In addition, the Fund's performance was hurt by its real estate holdings, which continued to languish in 1999 despite the companies' solid earnings and extraordinarily attractive valuations. But I do not consider these investments a mistake. Even though the real estate industry is currently out of favor, I remain optimistic about the long-term outlook for the companies the Fund owns and intend to be patient with these holdings.

On the positive side, the Fund had a number of big winners last year. In addition to Motorola and Hewlett-Packard, these winners include American Express, Halliburton, News America and Texas Instruments. These are all strong, well-managed companies, as are Fund holdings such as American International Group, Devon Energy and IMAX, and I believe these investments will drive Fund performance over the next year.

Q. What is the Fund's overriding strategy?

A. Convertible securities combine features of both stocks and bonds. They can be exchanged for common stock of the issuing company, and they pay a fixed rate of income like bonds. If the company's stock increases in price, the convertible security will generally appreciate in value. If the stock price falls, the income received as a bond provides some protection against that declining stock price. The Fund targets convertibles that have the potential to participate in at least 80% of the underlying common stock's appreciation but that have only 50% of the downside risk if the stock price falls.

Q. What is your investment process?

A. The Fund employs a three-step investment process. First, I evaluate more than 500 convertibles according to such factors as their break-even time, call protection, yield advantage and conversion premium in order to identify convertibles that represent good value. Next, I analyze the investment potential of the underlying companies using the time-tested Davis investment discipline to uncover strong, well-managed companies with solid earnings growth prospects. Then having identified bargain convertibles with attractive underlying stocks, I apply the 80%/50% rule. If I think the convertible can deliver 80% or more of the stock's upside potential while avoiding 50% of its downside risk, that security is a candidate for purchase.(8)

Q. What is your approach for the Fund going forward?

A. My goal really is never to be the number one convertible fund because normally that would involve a level of risk that I am not comfortable taking. For example, in 1999 it probably would have required investing in new issue Internet convertibles and other speculative securities that do not satisfy the Davis investment criteria. Instead, my goal is for the Fund to achieve better performance than the convertible funds group with an appropriate level of risk.

In the last year or two many investors have exhibited almost a price indifference in making investments. They seem to be buying stocks as pieces of paper in the expectation that they will be able to sell that paper to other investors at a higher price without regard to the prospects for the underlying business. That is a dangerous way to invest and is the opposite of the Davis investment philosophy. We consider stocks to represent not merely pieces of paper but ownership interests in real businesses. While different investment styles move in and out of favor, our experience over many market cycles convinces us that the Davis investment discipline of buying growth companies at value prices and holding them for the long term is a proven method of building wealth over time.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

We are very much aware that the Internet is fundamentally changing the way consumers and businesses do business. We are keeping an open mind about the new ideas and new technologies that are coming on stream, but we intend to rigorously apply the Davis price discipline in evaluating these companies. Great companies do not necessarily make great investments. The price you pay to invest is critical.

Looking forward, I am particularly optimistic about the Davis Convertible Securities Fund because I am pleased with the businesses we own. The Fund is well positioned with a portfolio of top-flight companies purchased at attractive valuations that have a track record of delivering earnings growth in line with or better than expectations.(6)


MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS GOVERNMENT BOND FUND

PERFORMANCE OVERVIEW

o The Davis Government Bond Fund (Class A shares at net asset value) declined 3.47% for the one-year period ended December 31, 1999.(2)

o The Fund's benchmark, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, rose 0.44%(4) over the same period while the 124 funds included in Lipper Analytical services' Intermediate U.S. Government Fund category decreased an average of 1.68%.(3)

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER

Q. What key factors influenced the Fund's performance in 1999?

A. The year 1999 was the worst year for the bond market since 1994 and the second worst year since 1973. Between August 1, the date that I became portfolio manager of the Fund, and the end of the year, the market was in a fairly continuous downtrend with only a few up days recorded. The primary reason for the market's sell off was the fear that inflationary forces could resurface as the nation continued to enjoy robust economic growth. The Federal Reserve raised interest rates three times in 1999 and is likely to raise rates further in 2000 in an effort to moderate the economy and keep inflation in check.

The Fund underperformed its peer group last year for two key reasons. First, the overall maturity of the Fund's investments was somewhat longer than it should have been because longer term securities tend to be more volatile and fall further than shorter term securities in a rising interest rate environment. Second, the Fund was invested fairly heavily in mortgage-backed securities through the first seven months of 1999, and these securities tend to decline even more than other bonds during periods of increasing interest rates because mortgage refinancings drop off. With fewer homeowners paying off their mortgages ahead of schedule, the mortgage-backed securities remain outstanding longer than originally expected and that money is not available to reinvest at higher current interest rates.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER - CONTINUED

Q. How is the Fund positioned today?

A. In August, we began a restructuring of the Fund's portfolio that was completed by the middle of October. Currently the portfolio is invested approximately one-third in highly liquid, actively traded U.S. government agency securities; one-third in U.S. Treasury securities, where the Fund essentially had no exposure before; and one-third in the mortgage sector, but in issues backed by 15-year mortgages rather than 30-year mortgages.(5)

As we restructured the portfolio, our focus was on liquidity, liquidity, liquidity in order to maintain a high degree of flexibility given the uncertain interest rate climate. We also shortened the weighted average effective maturity of the portfolio (taking into account bond call features and the average life of mortgage-backed securities) to around 5 years. Once the economy shows signs of slowing and interest rates begin to peak, we anticipate lengthening maturities within the intermediate-term range (three to 10 years) in order to take advantage of the higher yields and price appreciation potential of longer term securities in a declining interest rate environment.

Q. What is your general strategy in managing the Fund?

A. Our goal is to provide investors with a well diversified portfolio that allows them to participate in the returns and security of U.S. government bonds. We employ a research process focused on evaluating U.S. economic and interest rate trends, which essentially drive bond market performance. We are also committed to a long-term, buy-and-hold approach designed to reduce portfolio turnover. However, we do anticipate making slight adjustments among the percentages allocated to the three major sectors of the government market--Treasuries, government agencies and mortgage-backed securities--as relative values and opportunities change.

The Davis Government Bond Fund is intended to help create a strong foundation for any long-term investment plan. The Fund provides potentially higher monthly income than most short-term investments and can offer investors an excellent means of balancing equity holdings with fixed-income securities of the highest credit quality.(6)


-------------------------------


This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of the Davis Series that contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) This example illustrates the power of compounding over a 20-year period, and is not intended to be indicative of future investment results which may be higher or lower than the assumed rate.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for Class A shares for the periods ending December 31, 1999.

*(Without a 4.75% sales charge taken into consideration)
-----------------------------------------------------------------------------------------------------------------------
FUND NAME                               1 YEAR           3 YEAR             5 YEAR                 INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Davis Financial A                       (0.85%)          17.83%             26.47%             22.48% - 05/01/91
-----------------------------------------------------------------------------------------------------------------------
Davis Real Estate A                     (7.55%)          (0.79%)            9.51%              9.30% - 01/03/94
-----------------------------------------------------------------------------------------------------------------------
Davis Convertible Securities A          12.97%           12.60%             18.54%             14.85% - 05/01/92
-----------------------------------------------------------------------------------------------------------------------
Davis Growth Opportunity A              31.45%           19.76%             24.48%             23.36% - 12/01/94
-----------------------------------------------------------------------------------------------------------------------
Davis Government Bond A                 (3.47%)           3.46%             5.06%              5.02% - 12/01/94
-----------------------------------------------------------------------------------------------------------------------

*(With a 4.75% sales charge taken into consideration)
-----------------------------------------------------------------------------------------------------------------------
FUND NAME                               1 YEAR           3 YEAR             5 YEAR                 INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Davis Financial A                       (5.56%)          15.94%             25.26%             21.80% - 05/01/91
-----------------------------------------------------------------------------------------------------------------------
Davis Real Estate A                    (11.93%)          (2.39%)            8.45%              8.42% - 01/03/94
-----------------------------------------------------------------------------------------------------------------------
Davis Convertible Securities A           7.62%           10.79%             17.38%             14.13% - 05/01/92
-----------------------------------------------------------------------------------------------------------------------
Davis Growth Opportunity A              25.18%           17.84%             23.27%             22.18% - 12/01/94
-----------------------------------------------------------------------------------------------------------------------
Davis Government Bond A                 (8.00%)           1.78%             4.04%              4.01% - 12/01/94
-----------------------------------------------------------------------------------------------------------------------

(3) Lipper Analytical Services' rankings and comparisons are based on total returns unadjusted for commissions.

(4) The definitions of indices quoted in this annual report appear below. Investments cannot be made directly in any of these indices.

    I. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

    II. The Morgan Stanley REIT (Real Estate Investment Trust) Index is a capitalization-weighted index with dividends reinvested, of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

    III. The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is a recognized unmanaged index of U.S. Government Securities performance.


(5) Portfolio holdings and portfolio manager opinions cited in this material are current as of the date of this report, but are subject to change. See each Fund's Schedule of Investments for a detailed list of portfolio holdings.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(6) This report reflects the professional opinions of the Funds' portfolio managers. All investments involve some degree of risk, and there can be no assurance that the Fund's investment strategies will be successful. Prices of shares will vary, so that when redeemed, an investor's shares could be worth more or less than their original cost.

(7) Source: Morningstar Mutual Funds, June 7, 1999.

(8) While Davis Convertible Securities Fund seeks convertible securities meeting the 80%/50% rule, there can be no assurance that the convertible securities which the Fund purchases will actually perform in line with our expectations.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1999

===============================================================================

                    PORTFOLIO MAKEUP (% OF FUND NET ASSETS)

                            Short Term Investments,
                                 Other Assets &
                                  Liabilities
                                      1.3%

                                 Common Stocks
                                     98.7%


                    SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)


            Advertising 6.3%           Building Materials 5.6%
            Capital Equipment 10.9%    Computer Networking Systems 3.1%
            Electronics 14.8%          Financial Services 11.4%
            Insurance 11.2%            Other 7.4%
            Pharmaceuticals 2.6%       Publishing 3.2%
            Technology 13.4%           Telecommunications 7.1%
            Theme Parks 3.0%


                                                                             % OF FUND
TOP 10 HOLDINGS                                  SECTOR                      NET ASSETS
---------------------------------------------------------------------------------------
Globalstar Telecommunications Ltd.          Telecommunications                 7.04%
Novell, Inc.                                Technology                         6.81%
Novellus Systems, Inc.                      Capital Equipment                  6.36%
WPP Group PLC                               Advertising Agencies               6.26%
Molex, Inc.                                 Electronics                        5.89%
ASM Lithography Holdings N.V.               Capital Equipment                  4.39%
Lexmark International Group, Inc.           Technology                         4.34%
Capital One Financial Corp.                 Financial Services                 3.97%
Providian Financial Corp.                   Financial Services                 3.64%
Transatlantic Holdings, Inc.                Property/Casualty Insurance        3.56%

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 1999 THROUGH DECEMBER 31, 1999

===============================================================================

NEW POSITIONS ADDED (1/1/99-12/31/99)
(Highlighted positions are those greater than 0.99% of 12/31/99 total net assets)

                                                                             DATE OF 1ST        % OF 12/31/99
SECURITY                                         SECTOR                      PURCHASE          FUND NET ASSETS
---------------------------------------------------------------------------------------------------------------
Ace Ltd.                                         Property/Casualty Insurance 01/04/99                     --
Advent Software, Inc.                            Computer Software           12/20/99                     0.36%
AGENCY.COM Inc.                                  Internet Software           12/08/99                     --
AGILENT TECHNOLOGIES, INC.                       ELECTRONICS                 11/23/99                     1.98%
Akamai Technologies, Inc.                        Internet Software           10/28/99                     --
Allied Riser Communications Corp.                Telecommunications          10/28/99                     --
Allied Waste Industries, Inc.                    Waste Management Services   04/21/99                     --
Allscripts, Inc.                                 Information Systems         07/23/99                     --
Ariba, Inc.                                      Internet Software           06/22/99                     --
Ask Jeeves, Inc.                                 Technology                  06/30/99                     --
BackWeb Technologies Ltd.                        Internet Content            06/07/99                     --
barnesandnoble.com inc.                          E-Commerce                  05/25/99                     --
Brocade Communications Systems, Inc.             Technology                  05/24/99                     --
C-bridge Internet Solutions, Inc.                Internet Software           12/17/99                     --
CacheFlow Inc.                                   Internet Software           11/18/99                     --
CAPITAL ONE FINANCIAL CORP.                      FINANCIAL SERVICES          01/04/99                     3.97%
Charter Communications, Inc.                     Cable Television            11/08/99                     --
China.com Corp.                                  Internet Content            07/12/99                     --
CINCINNATI FINANCIAL CORP.                       PROPERTY/CASUALTY INSURANCE 01/04/99                     1.49%
Classic Communications, Inc.                     Cable Television            12/07/99                     --
Cobalt Networks, Inc.                            Networking Products         11/04/99                     --
Convergent Communications, Inc.                  Telecommunications          07/19/99                     --
Copper Mountain Networks, Inc.                   Telecommunications          05/12/99                     --
Crescent Operating, Inc.                         Diversified                 01/08/99                     0.18%
DALLAS SEMICONDUCTOR CORP.                       ELECTRONICS                 03/11/99                     1.49%
Destia Communications, Inc.                      Telecommunications          05/05/99                     --
Digital Impact, Inc.                             Internet Software           11/22/99                     --
Digital Insight Corp.                            Internet Content            09/30/99                     --
DONALDSON, LUFKIN & JENRETTE, INC.               FINANCIAL SERVICES          07/20/99                     1.55%
DOW JONES & COMPANY, INC.                        PUBLISHING                  01/08/99                     1.36%
Drugstore.com, Inc.                              E-Commerce                  07/27/99                     --
E.piphany, Inc.                                  Computer Software           09/21/99                     --
Efficient Networks, Inc.                         Telecommunications          07/14/99                     --
Egreetings Network, Inc.                         Internet Content            12/16/99                     --
Engage Technologies, Inc.                        Internet Software           07/19/99                     --
EToys Inc.                                       E-Commerce                  05/19/99                     --
Everest Reinsurance Holdings, Inc.               Property/Casualty Insurance 11/09/99                     0.75%
Expedia, Inc. Class A                            E-Commerce                  11/09/99                     --
Extreme Networks, Inc.                           Computer Networking
                                                     Systems                 04/08/99                     --

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 1999 THROUGH DECEMBER 31, 1999

===============================================================================

NEW POSITIONS ADDED (1/1/99-12/31/99) - CONTINUED
(Highlighted positions are those greater than 0.99% of 12/31/99 total net assets)

                                                                             DATE OF 1ST        % OF 12/31/99
SECURITY                                         SECTOR                      PURCHASE          FUND NET ASSETS
--------------------------------------------------------------------------------------------------------------
Finisar Corp.                                    Fiber Optics                11/11/99                     --
Fogdog, Inc.                                     E-Commerce                  12/08/99                     --
Fortune Brands, Inc.                             Consumer Products           03/11/99                     --
FPIC Insurance Group, Inc.                       Property/Casualty Insurance 01/04/99                     0.80%
FreeMarkets, Inc.                                E-Commerce                  12/09/99                     --
Gadzoox Networks, Inc.                           Computer Software           07/19/99                     --
Gartner Group, Inc. Class A                      Consulting Services         02/04/99                     --
Genentech, Inc.                                  Pharmaceuticals             07/20/99                     --
GetThere.com, Inc.                               Internet Content            11/23/99                     --
GLOBALSTAR TELECOMMUNICATIONS LTD.               TELECOMMUNICATIONS          04/12/99                     7.04%
Golden West Financial Corp.                      Banks and Savings &
                                                     Loan Associations       01/04/99                     0.64%
Hasbro, Inc.                                     Toys                        03/19/99                     --
HORACE MANN EDUCATORS CORP.                      PROPERTY/CASUALTY INSURANCE 01/04/99                     1.18%
Inet Technologies, Inc.                          Telecommunications          05/26/99                     --
Informatica Corp.                                Computer Software           04/28/99                     --
Internap Network Services Corp.                  Internet Software           09/29/99                     --
Intertrust Technologies Corp.                    Applications Software       10/26/99                     --
Interwoven, Inc.                                 Internet Software           10/07/99                     --
ITXC Corp.                                       Internet Software           09/27/99                     --
iVillage. Inc.                                   Internet Content            03/18/99                     --
JNI Corp.                                        Computer Networking
                                                     Systems                 10/26/99                     --
Juniper Networks, Inc.                           Computer Networking
                                                     Systems                 06/24/99                     --
Kana Communications, Inc.                        Computer Software           09/21/99                     --
LEXMARK INTERNATIONAL GROUP, INC.                TECHNOLOGY                  01/07/99                     4.34%
Liberate Technologies, Inc.                      Internet Software           07/27/99                     --
Marimba, Inc.                                    Internet Software           04/29/99                     --
Markel Corp.                                     Property/Casualty Insurance 01/04/99                     0.74%
MARRIOTT INTERNATIONAL, INC.                     HOTELS & MOTELS             02/04/99                     2.02%
Martha Stewart Living Omnimedia, Inc.            Diversified                 10/18/99                     --
MARTIN MARIETTA MATERIALS, INC.                  BUILDING MATERIALS          01/04/99                     1.31%
MASCO CORP.                                      BUILDING MATERIALS          01/04/99                     3.24%
Maxygen, Inc.                                    Medical Products            12/15/99                     --
McAfee.com Corp.                                 Computer Services           12/01/99                     --
Media Metrix, Inc.                               Internet Content            05/07/99                     --
MedicaLogic, Inc.                                Internet Content            12/10/99                     --
Medscape, Inc.                                   Internet Content            09/27/99                     --
Metasolv Software, Inc.                          Computer Software           11/17/99                     --

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 1999 THROUGH DECEMBER 31, 1999

===============================================================================

NEW POSITIONS ADDED (1/1/99-12/31/99) - CONTINUED
(Highlighted positions are those greater than 0.99% of 12/31/99 total net assets)

                                                                             DATE OF 1ST        % OF 12/31/99
SECURITY                                         SECTOR                      PURCHASE            FUND NET ASSETS
----------------------------------------------------------------------------------------------------------------
MICRON TECHNOLOGY, INC.                          ELECTRONICS                 04/21/99                     1.86%
MOLEX, INC.                                      ELECTRONICS                 01/04/99                     5.89%
MP3.com, Inc.                                    E-Commerce                  07/20/99                     --
NCR CORP.                                        COMPUTER NETWORKING
                                                     SYSTEMS                 09/20/99                     2.57%
NEON Systems, Inc.                               Computer Software           03/05/99                     --
Network Plus Corp.                               Telecommunications          06/29/99                     --
NetZero, Inc.                                    Internet Software           09/23/99                     --
Next Level Communications, Inc.                  Telecommunications          11/09/99                     --
NorthPoint Communications Group, Inc.            Internet Software           05/05/99                     --
NOVELL, INC.                                     TECHNOLOGY                  06/17/99                     6.81%
Official Payments Corporation                    Commercial Services         11/23/99                     --
Parametric Technology Corp.                      Technology                  03/11/99                     --
pcOrder.com, Inc.                                Internet Software           02/25/99                     --
Phone.com, Inc.                                  Internet Software           06/10/99                     --
PlanetRX.com, Inc                                E-Commerce                  10/06/99                     --
Portal Software, Inc.                            Internet Software           05/05/99                     --
PREMIER PARKS, INC.                              THEME PARKS                 11/09/99                     2.96%
Preview Systems, Inc.                            Internet Software           12/08/99                     --
PROGRESSIVE CORP. (OHIO)                         PROPERTY/CASUALTY INSURANCE 01/04/99                     1.02%
PROVIDIAN FINANCIAL CORP.                        FINANCIAL SERVICES          01/04/99                     3.64%
Quintus Corp.                                    Computer Software           11/16/99                     --
Razorfish, Inc.                                  Communications Software     04/26/99                     --
Redback Networks, Inc.                           Computer Software           05/17/99                     --
Red Hat, Inc.                                    Computer Software           08/11/99                     --
ReliaStar Financial Corp.                        Life Insurance              01/04/99                     --
Retek, Inc.                                      Internet Software           11/17/99                     --
RLI Corp.                                        Property/Casualty Insurance 01/12/99                     --
SAGA SYSTEMS, Inc.                               Computer Software           12/20/99                     0.84%
The Santa Cruz Operation, Inc.                   Computer Software           12/20/99                     0.55%
SciQuest.com, Inc                                E-Commerce                  11/19/99                     --
SEALED AIR CORP.                                 INDUSTRIAL                  01/04/99                     2.48%
SEPRACOR, INC.                                   PHARMACEUTICALS             05/11/99                     2.60%
Silknet Software, Inc.                           Internet Software           05/05/99                     --
Software.com, Inc.                               Internet Software           06/23/99                     --
StarMedia Network, Inc.                          Internet Content            05/25/99                     --
TheStreet.com, Inc                               Internet Content            05/10/99                     --
Sycamore Networks, Inc.                          Computer Networking
                                                     Systems                 10/21/99                     0.49%
SYMANTEC CORP.                                   TECHNOLOGY                  05/21/99                     2.11%
Talk City, Inc.                                  Internet Content            07/20/99                     --

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 1999 THROUGH DECEMBER 31, 1999

===============================================================================

NEW POSITIONS ADDED (1/1/99-12/31/99) - CONTINUED
(Highlighted positions are those greater than 0.99% of 12/31/99 total net assets)

                                                                             DATE OF 1ST        % OF 12/31/99
SECURITY                                         SECTOR                      PURCHASE            FUND NET ASSETS
----------------------------------------------------------------------------------------------------------------
Tanning Technology Corp.                         Computer Services           07/22/99                     --
TenFold Corp.                                    Applications Software       05/20/99                     --
TIBCO Software, Inc.                             Computer Software           07/13/99                     --
Tickets.com, Inc.                                E-Commerce                  11/03/99                     --
TRANSATLANTIC HOLDINGS, INC.                     PROPERTY/CASUALTY INSURANCE 01/04/99                     3.56%
TRIBUNE CO.                                      PUBLISHING                  02/04/99                     1.85%
Tritel, Inc.                                     Telecommunications          12/13/99                     --
Triton PCS Holdings, Inc.                        Telecommunications          10/27/99                     --
Unisys Corp.                                     Technology                  04/01/99                     --
UnumProvident Corp.                              Life Insurance              01/04/99                     --
VA Linux Systems, Inc.                           Computer Software           12/09/99                     --
VerticalNet, Inc.                                Internet Content            02/11/99                     --
Viant Corp.                                      Internet Software           06/17/99                     --
Vitria Technology, Inc.                          Computer Software           09/16/99                     --
Vulcan Materials Co.                             Building Materials          01/04/99                     0.96%
The Washington Post Co.                          Publishing                  01/04/99                     --
Webvan Group, Inc.                               E-Commerce                  11/04/99                     --
Wireless Facilities, Inc.                        Commercial Services         11/04/99                     --
WPP GROUP PLC                                    ADVERTISING AGENCIES        01/04/99                     6.26%
Ziff-Davis, Inc.                                 Internet Content            03/30/99                     --

POSITIONS CLOSED (1/1/99-12/31/99)
(Gains and losses greater than $500,000 are highlighted)

                                                                             DATE OF FINAL
SECURITY                                         SECTOR                      SALE                GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------
Ace Ltd.                                         Property/Casualty Insurance 12/20/99          $    (435,001)
AGENCY.COM Inc.                                  Internet Software           12/08/99                123,744
Akamai Technologies, Inc.                        Internet Software           10/29/99                199,042
Allied Riser Communications Corp.                Telecommunication           10/29/99                     (3)
Allied Waste Industries, Inc.                    Waste Management Services   08/18/99               (172,601)
Allscripts, Inc.                                 Information Systems         07/23/99                 18,434
Anadarko Petroleum Corp.                         Energy                      01/04/99                  8,109
Ariba, Inc.                                      Internet Software           06/23/99                 20,905
Ask Jeeves, Inc.                                 Technology                  07/01/99                 29,649
Associates First Capital Corp.                   Financial Services          02/04/99                 96,755
BackWeb Technologies Ltd.                        Internet Content            06/08/99                 52,121
barnesandnoble.com inc.                          E-Commerce                  05/25/99                  3,500
BRIGHAM EXPLORATION CO.                          ENERGY                      01/22/99               (764,794)
Brocade Communications Systems, Inc.             Technology                  05/25/99                 19,874
BUSINESS OBJECTS S.A. - ADR                      COMPUTER SOFTWARE           01/08/99              3,431,858
C-bridge Internet Solutions, Inc.                Internet Software           12/17/99                 26,061

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 1999 THROUGH DECEMBER 31, 1999

===============================================================================

POSITIONS CLOSED (1/1/99-12/31/99) - CONTINUED
(Gains and losses greater than $500,000 are highlighted)

                                                                             DATE OF FINAL
SECURITY                                         SECTOR                      SALE                GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------
CacheFlow Inc.                                   Internet Software           11/19/99          $     107,996
Charter Communications, Inc.                     Cable Television            11/09/99                 17,809
China.com Corp.                                  Internet Content            07/20/99                 13,312
Classic Communications, Inc.                     Cable Television            12/08/99                 26,245
Cobalt Networks, Inc.                            Networking Products         11/05/99                112,996
Convergent Communications, Inc.                  Telecommunications          07/20/99                  9,312
Copper Mountain Networks, Inc.                   Telecommunications          05/13/99                 48,685
Destia Communications, Inc.                      Telecommunications          05/06/99                     62
DESWELL INDUSTRIES, INC.                         MANUFACTURING               01/15/99             (1,198,812)
Digital Impact, Inc.                             Internet Software           11/23/99                124,993
Digital Insight Corp.                            Internet Content            10/01/99                  3,787
Drugstore.com, Inc.                              E-Commerce                  07/28/99                 33,498
E.piphany, Inc.                                  Computer Software           09/22/99                 47,747
Efficient Networks, Inc.                         Telecommunications          07/15/99                 76,246
Egreetings Network, Inc.                         Internet Content            12/17/99                 11,092
Eli Lilly and Co.                                Pharmaceuticals             04/26/99                373,426
Engage Technologies, Inc.                        Internet Software           07/20/99                 69,996
EToys Inc.                                       E-Commerce                  05/21/99                268,488
Expedia, Inc. Class A                            E-Commerce                  11/10/99                 41,561
Extreme Networks, Inc.                           Computer Networking
                                                     Systems                 04/09/99                140,806
Finisar Corp.                                    Fiber Optics                11/12/99                 34,999
FIRSTPLUS FINANCIAL GROUP, INC.                  FINANCIAL SERVICES          01/07/99             (2,837,622)
Flir Systems, Inc.                               Electronics                 01/08/99                412,912
Fogdog, Inc.                                     E-Commerce                  12/10/99                 19,498
FORCENERGY, INC.                                 ENERGY                      01/05/99             (1,015,050)
Fortune Brands, Inc.                             Consumer Products           07/01/99                320,110
FreeMarkets, Inc.                                E-Commerce                  12/10/99                212,229
Gadzoox Networks, Inc.                           Computer Software           07/20/99                253,426
GARDEN RIDGE CORP.                               RETAIL                      03/11/99             (2,299,994)
Gartner Group, Inc. Class A                      Consulting Services         09/22/99               (408,561)
Genentech, Inc.                                  Pharmaceuticals             07/20/99                149,521
GetThere.com, Inc.                               Internet Content            11/23/99                 22,185
Hasbro, Inc.                                     Toys11/23/99                                    (191,434)
ICN PHARMACEUTICALS, INC.                        PHARMACEUTICALS             01/04/99               (897,457)
IHOP CORP.                                       RESTAURANTS                 01/08/99              1,196,810
IMC MORTGAGE CO.                                 FINANCIAL SERVICES          01/04/99             (3,147,944)
Inet Technologies, Inc.                          Telecommunications          05/28/99                  1,499
Informatica Corp.                                Computer Software           04/30/99                 75,244
INTEGRATED PROCESS EQUIPMENT CORP.               CAPITAL EQUIPMENT           01/05/99             (1,201,910)
Internap Network Services Corp.                  Internet Software           09/29/99                 23,186

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 1999 THROUGH DECEMBER 31, 1999

===============================================================================

POSITIONS CLOSED (1/1/99-12/31/99) - CONTINUED
(Gains and losses greater than $500,000 are highlighted)

                                                                             DATE OF FINAL
SECURITY                                         SECTOR                      SALE                GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------
Intertrust Technologies Corp.                    Applications Software       10/27/99          $      66,933
Interwoven, Inc.                                 Internet Software           10/08/99                 24,936
ITXC Corp.                                       Internet Software           09/28/99                  7,562
iVillage. Inc.                                   Internet Content            03/19/99                131,744
JNI Corp.                                        Computer Networking
                                                     Systems                 10/27/99                 22,749
Juniper Networks, Inc.                           Computer Networking
                                                     Systems                 06/25/99                165,992
Kana Communications, Inc.                        Computer Software           09/22/99                116,995
KV PHARMACEUTICAL CO.                            PHARMACEUTICALS             03/08/99              1,289,974
THE LEARNING CO., INC.                           COMPUTER SOFTWARE           01/04/99                559,947
Liberate Technologies, Inc.                      Internet Software           07/28/99                 30,932
Marimba, Inc.                                    Internet Software           04/30/99                 83,865
Martha Stewart Living Omnimedia, Inc.            Diversified                 10/19/99                 14,219
Maxygen, Inc.                                    Medical Products            12/16/99                 44,497
McAfee.com Corp.                                 Computer Services           12/02/99                 57,597
Media Metrix, Inc.                               Internet Content            05/07/99                  4,375
MedicaLogic, Inc.                                Internet Content            12/10/99                 44,058
Medscape, Inc.                                   Internet Content            09/28/99                 22,497
Metasolv Software, Inc.                          Computer Software           11/18/99                 18,249
MFC Bancorp Ltd.                                 Financial Services          02/17/99               (465,397)
MP3.com, Inc.                                    E-Commerce                  07/21/99                351,231
NEON Systems, Inc.                               Computer Software           03/05/99                  7,749
Network Plus Corp.                               Telecommunications          06/30/99                 28,123
NetZero, Inc.                                    Internet Software           09/28/99                 39,996
Next Level Communications, Inc.                  Telecommunications          11/10/99                192,803
NFO Worldwide, Inc.                              Commercial                  01/05/99               (484,608)
NorthPoint Communications Group, Inc.            Internet Software           05/06/99                 70,994
OCEAN ENERGY, INC.                               ENERGY                      01/08/99             (3,528,813)
Official Payments Corporation                    Commercial Services         11/23/99                  5,124
Paine Webber Group, Inc.                         Financial Services          01/06/99                (80,892)
Parametric Technology Corp.                      Technology                  09/22/99               (147,204)
pcOrder.com, Inc.                                Internet Software           02/26/99                 63,996
PFIZER, INC.                                     PHARMACEUTICALS             06/11/99              6,435,811
Philip Morris Cos., Inc.                         Consumer Products           10/27/99               (410,025)
Phone.com, Inc.                                  Internet Software           06/11/99                 99,994
PlanetRX.com, Inc                                E-Commerce                  10/07/99                 63,621
Portal Software, Inc.                            Internet Software           05/06/99                 71,559
Preview Systems, Inc.                            Internet Software           12/08/99                 19,999
Quintus Corp.                                    Computer Software           11/16/99                 43,591
Razorfish, Inc.                                  Communications Software     04/27/99                 92,807

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 1999 THROUGH DECEMBER 31, 1999

===============================================================================

POSITIONS CLOSED (1/1/99-12/31/99) - CONTINUED
(Gains and losses greater than $500,000 are highlighted)

                                                                             DATE OF FINAL
SECURITY                                         SECTOR                      SALE                GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------
Redback Networks, Inc.                           Computer Software           05/18/99          $      44,348
RED HAT, INC.                                    COMPUTER SOFTWARE           08/11/99                552,006
ReliaStar Financial Corp.                        Life Insurance              12/20/99               (240,467)
Retek, Inc.                                      Internet Software           11/18/99                 16,874
RLI Corp.                                        Property/Casualty Insurance 08/18/99                 45,157
SCHERING - PLOUGH CORP.                          PHARMACEUTICALS             05/21/99              1,879,133
SciQuest.com, Inc                                E-Commerce                  11/19/99                 32,498
SEITEL, INC.                                     ENERGY                      01/12/99              1,072,602
Silknet Software, Inc.                           Internet Software           05/05/99                 18,747
Software.com, Inc.                               Internet Software           06/24/99                 36,870
STAPLES, INC.                                    RETAIL                      01/15/99              3,290,023
StarMedia Network, Inc.                          Internet Content            05/27/99                 41,716
TheStreet.com, Inc                               Internet Content            05/12/99                 59,966
Talk City, Inc.                                  Internet Content            07/20/99                  4,249
Tanning Technology Corp.                         Computer Services           07/23/99                  8,748
TenFold Corp.                                    Applications Software       05/21/99                  6,999
Thomas Group, Inc.                               Business Services           03/08/99                204,249
THREE - FIVE SYSTEMS, INC.                       ELECTRONICS                 04/13/99               (707,233)
TIBCO Software, Inc.                             Computer Software           07/14/99                 67,246
Tickets.com, Inc.                                E-Commerce                  11/04/99                 31,886
Tritel, Inc.                                     Telecommunications          12/14/99                247,404
Triton PCS Holdings, Inc.                        Telecommunications          10/28/99                 37,873
UNISYS CORP.                                     TECHNOLOGY                  10/15/99               (772,056)
UnumProvident Corp.                              Life Insurance              11/23/99               (481,577)
VA Linux Systems, Inc.                           Computer Software           12/09/99                449,983
VENTURE SEISMIC LTD.                             ENERGY                      06/09/99               (737,327)
VerticalNet, Inc.                                Internet Content            02/11/99                 82,245
Viant Corp.                                      Internet Software           06/22/99                  8,249
VIRAGEN, INC.                                    PHARMACEUTICALS             02/09/99             (2,673,545)
Vitria Technology, Inc.                          Computer Software           09/17/99                 17,155
WARNER LAMBERT CO.                               PHARMACEUTICALS             05/27/99              1,129,059
The Washington Post Co.                          Publishing                  06/17/99                (40,821)
Webvan Group, Inc.                               E-Commerce                  11/05/99                 56,871
Wireless Facilities, Inc.                        Commercial Services         11/05/99                 69,684
Ziff-Davis, Inc.                                 Internet Content            03/31/99                 83,444

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GROWTH OPPORTUNITY FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX

===============================================================================
  Average Annual Total Return for the Periods ended December 31, 1999. .

CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%.)

One Year...................................... 25.18%
Five Year..................................... 23.27%
Life of Class (December 1, 1994 through
   December 31, 1999)......................... 22.18%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Growth Opportunity Fund ("DGOF-A") on December 1, 1994 (inception of class) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1999 the value of your investment would have grown to $27,689 a 176.89% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                          S & P 500          DGOF-A

                   12/1/94         $10,000            $9,525
                   12/31/94        $10,305            $9,259
                   12/31/95        $14,164           $13,578
                   12/31/96        $17,407           $16,121
                   12/31/97        $23,206           $20,587
                   12/31/98        $29,825           $21,064
                   12/31/99        $36,092           $27,689



Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GROWTH OPPORTUNITY FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX

===============================================================================

  Average Annual Total Return for the Periods ended December 31, 1999.

CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ............................... 26.47%
Five Year .............................. 23.38%
Ten Years .............................. 14.35%


$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Growth Opportunity Fund ("DGOF-B") on December 31, 1989. As the chart shows, by December 31, 1999 the value of your investment would have grown to $38,252 - a 282.52% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                    S & P 500         DGOF-B

                   12/31/89        $10,000.00        $10,000
                   12/31/90         $9,689.00         $9,528
                   12/31/91        $12,635.00        $13,428
                   12/31/92        $13,596.00        $13,042
                   12/31/93        $14,963.00        $14,497
                   12/31/94        $15,160.00        $13,277
                   12/31/95        $20,850.00        $19,310
                   12/31/96        $25,634.00        $22,760
                   12/31/97        $34,183.00        $28,864
                   12/31/98        $43,951.00        $29,329
                   12/31/99        $53,198.00        $38,252




Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GROWTH OPPORTUNITY FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX

===============================================================================
  Average Annual Total Return for the Periods ended December 31, 1999.

CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ...............................29.32%
Life of Class (August 15, 1997
     through December 31, 1999) ........ 9.75%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Growth Opportunity Fund ("DGOF-C") on August 15, 1997 (inception of class). As the chart shows, by December 31, 1999 the value of your investment would have grown to $12,477 - a 24.77% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  S & P 500           DGOF-C

                    8/15/97        $10,000           $10,000
                   12/31/97        $10,863            $9,434
                   12/31/98        $13,961            $9,574
                   12/31/99        $16,895           $12,477


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GROWTH OPPORTUNITY FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX

===============================================================================
  Average Annual Total Return for the Periods ended December 31, 1999.

CLASS Y SHARES
(There is no sales charge applicable to this calculation.)

One Year ............................... 32.16%
Life of Class (September 18, 1997
     through December 31, 1999).........  8.39%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Growth Opportunity Fund ("DGOF-Y") on September 18, 1997 (inception of class). As the chart shows, by December 31, 1999 the value of your investment would have grown to $12,021 - a 20.21% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  S & P 500           DGOF-Y

                    9/18/97        $10,000           $10,000
                   12/31/97        $10,330            $8,902
                   12/31/98        $13,276            $9,096
                   12/31/99        $16,066           $12,021


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS  FINANCIAL FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1999

===============================================================================


                    PORTFOLIO MAKEUP (% OF FUND NET ASSETS)

                               Convertible Bonds,
                                 Other Assets &
                                  Liabilities
                                      0.4%

                                 Common Stocks
                                     99.6%



                  SECTOR WEIGHTINGS (% OF LONG TERM PORTFOLIO)

               Banking 14.1%               Restaurants 3.3%
               Building Materials 6.5%     Technology 2.8%
               Financial Services 44.2%    Consumer Products 1.2%
               Insurance 19.4%             Other 0.8%
               Diversified 7.7%


                                                                               % OF FUND
TOP 10 HOLDINGS                       SECTOR                                   NET ASSETS
-----------------------------------------------------------------------------------------
American Express Co.                  Financial Services                           12.44%
Citigroup, Inc.                       Financial Services                            7.18%
Transatlantic Holdings Inc.           Insurance                                     6.61%
Providian Financial Corp.             Financial Services                            6.05%
Wells Fargo Co.                       Banks and Savings & Loan Associations         5.96%
Household International, Inc.         Financial Services                            5.13%
Tyco International Ltd.               Diversified Manufacturing                     3.93%
Berkshire Hathaway, Inc. (Class A)    Diversified                                   3.72%
Capital One Financial Corp.           Financial Services                            3.67%
Bank of New York Co., Inc.            Banks and Savings & Loan Associations         3.60%

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
PORTFOLIO ACTIVITY JANUARY 1, 1999 THROUGH DECEMBER 31, 1999

===============================================================================
NEW POSITIONS ADDED (1/1/99-12/31/99)
(Highlighted positions are those greater than 0.99% of 12/31/99 total net assets)

                                                                                DATE OF 1ST       % OF 12/31/99
SECURITY                                       SECTOR                           PURCHASE          FUND NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Bank One Corp.                                 Banks and Savings
                                                     & Loan Associations        05/18/99                 --
Donaldson, Lufkin & Jenrette Inc.-DLJdirect    Financial Services               05/25/99                 --
E-LOAN, Inc.                                   Financial Services               06/28/99                 --
Everest Reinsurance Holdings, Inc.             Insurance                        11/05/99                 0.94%
FREDDIE MAC                                    FINANCIAL SERVICES               05/05/99                 1.94%
The Goldman Sachs Group, Inc.                  Financial Services               05/03/99                 --
InsWeb Corp.                                   Insurance                        07/22/99                 --
Kansas City Southern Industries, Inc.          Transportation                   12/08/99                 0.83%
Legg Mason, Inc.                               Financial Services               04/05/99                 0.97%
NextCard, Inc.                                 Financial Services               05/14/99                 --
UNUM Corp.                                     Insurance                        02/19/99                 --
VULCAN MATERIALS CO.                           BUILDING MATERIALS               10/06/99                 1.60%

POSITIONS CLOSED (1/1/99-12/31/99)
(Gains and losses greater than $500,000 are highlighted)

                                                                                DATE OF FINAL
SECURITY                                       SECTOR                           SALE                GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------
ACE, LTD.                                      INSURANCE                        10/19/99       $    (6,263,501)
Alleghany Corp.                                Insurance                        02/03/99               274,995
The Allstate Corp.                             Insurance                        08/24/99               257,461
ANNUITY AND LIFE RE (HOLDINGS), LTD.           INSURANCE                        06/21/99               670,440
BANK OF AMERICA CORP.                          BANKS AND SAVINGS
                                                   & LOAN ASSOCIATIONS          10/14/99            (2,612,666)
BANK ONE CORP.                                 BANKS AND SAVINGS
                                                   & LOAN ASSOCIATIONS          09/23/99            (4,433,303)
Donaldson, Lufkin & Jenrette Inc.-DLJdirect    Financial Services               05/27/99               198,423
Dover Corp.                                    Diversified Manufacturing        01/06/99               238,878
E-LOAN, Inc.                                   Financial Services               06/29/99                54,372
ESG RE LTD.                                    INSURANCE                        11/16/99            (1,841,882)
THE GOLDMAN SACHS GROUP, INC.                  FINANCIAL SERVICES               05/04/99             2,249,748
Harcourt General, Inc.                         Publishing                       06/02/99               255,942
HARLEYSVILLE GROUP, INC.                       INSURANCE                        05/28/99               506,506
Hasbro, Inc.                                   Consumer Products                02/10/99              (406,237)
HSB Group, Inc.                                Insurance                        06/03/99               255,826
InsWeb Corp.                                   Insurance                        08/04/99                73,869
INTEL CORP.                                    TECHNOLOGY                       04/13/99             7,624,458
LEUCADIA NATIONAL CORP.                        INSURANCE                        07/21/99              (892,831)
MATTEL, INC.                                   CONSUMER PRODUCTS                02/18/99            (1,364,938)

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
PORTFOLIO ACTIVITY JANUARY 1, 1999 THROUGH DECEMBER 31, 1999 - CONTINUED

===============================================================================

POSITIONS CLOSED (1/1/99-12/31/99) - CONTINUED
(Gains and losses greater than $500,000 are highlighted)

                                                                                DATE OF FINAL
SECURITY                                       SECTOR                           SALE               GAIN/(LOSS)
--------------------------------------------------------------------------------------------------------------
MERCURY GENERAL CORP.                          INSURANCE                        07/09/99       $     1,301,801
NextCard, Inc.                                 Financial Services               05/14/99                75,619
Nuernberger Beteil AGAKT LITA                  Insurance                        10/15/99               170,234
ORION CAPITAL CORP.                            INSURANCE                        07/21/99             2,890,078
RISK CAPITAL HOLDINGS, INC.                    INSURANCE                        11/11/99              (559,548)
RLI CORP.                                      INSURANCE                        12/23/99            (4,657,654)
SMITHKLINE BEECHAM PLC - ADR                   PHARMACEUTICALS                  05/19/99             3,600,339
State Auto Financial Corp.                     Insurance                        01/06/99               172,542
Stirling Cooke Brown Holdings Ltd.             Insurance                        08/18/99              (293,439)
20th Century Industries                        Insurance                        06/15/99              (101,871)
UNUM CORP.                                     INSURANCE                        06/23/99             1,449,736
VESTA INSURANCE GROUP, INC.                    INSURANCE                        05/27/99              (617,080)
XL CAPITAL LTD. CLASS A                        INSURANCE                        10/21/99            (3,045,437)

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX

===============================================================================
  Average Annual Total Return for the Periods ended December 31, 1999.

CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%.)

One Year .............................. (5.56%)
Five Year ............................. 25.26%
Life of Class (May 1, 1991
     through December 31, 1999) ....... 21.80%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Financial Fund ("DFF-A") on May 1, 1991 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1999 the value of your investment would have grown to $55,341 - a 453.41% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  S & P 500           DFF-A

                     5/1/91        $10,000            $9,525
                   12/31/91        $11,234           $11,749
                   12/31/92        $12,089           $15,587
                   12/31/93        $13,302           $17,906
                   12/31/94        $13,482           $17,091
                   12/31/95        $18,531           $25,723
                   12/31/96        $22,774           $33,825
                   12/31/97        $30,361           $48,887
                   12/31/98        $39,021           $55,817
                   12/31/99        $47,221           $55,341


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX

===============================================================================
  Average Annual Total Return for the Periods ended December 31, 1999.

CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ...............................  (5.64%)
Five Year ..............................  25.17%
Life of Class (December 27, 1994
     through December 31, 1999).........  24.96%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Financial Fund ("DFF-B") on December 27, 1994 (inception of class). As the chart shows, by December 31, 1999 the value of your investment (less applicable contingent deferred sales charges) would have grown to $30,567 - a 205.67% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  S & P 500           DFF-B

                   12/27/94        $10,000           $10,000
                   12/31/94        $10,003            $9,910
                   12/31/95        $13,749           $14,766
                   12/31/96        $16,897           $19,238
                   12/31/97        $22,526           $27,559
                   12/31/98        $28,951           $31,199
                   12/31/99        $35,035           $30,567


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX

===============================================================================
Average Annual Total Return for the Periods ended December 31, 1999.


CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ...............................  (2.67%)
Life of Class (August 12, 1997
     through December 31, 1999).........  8.65%


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Financial Fund ("DFF-C") on August 12, 1997 (inception of class). As the chart shows, by December 31, 1999 the value of your investment would have grown to $12,189 - a 21.89% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  S & P 500           DFF-C

                    8/12/97        $10,000           $10,000
                   12/31/97        $10,562           $10,946
                   12/31/98        $13,574           $12,397
                   12/31/99        $16,426           $12,189


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX

===============================================================================
Average Annual Total Return for the Periods ended December 31, 1999.


CLASS Y SHARES
(This is no sales charge applicable to this calculation.)

One Year ............................... (0.65%)
Life of Class (March 10, 1997
     through December 31, 1999) ........ 14.54%


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Financial Fund ("DFF-Y") on March 10, 1997 (inception of class). As the chart shows, by December 31, 1999 the value of your investment would have grown to $14,646 - a 46.46% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  S & P 500           DFF-Y

                    3/10/97        $10,000           $10,000
                   12/31/97        $12,137           $12,866
                   12/31/98        $15,598           $14,741
                   12/31/99        $18,876           $14,646


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1999

===============================================================================


PORTFOLIO MAKEUP (% OF FUND NET ASSETS)

Short Term Investments, Other Assets & Liabilities 5.7%
Bonds 36.6%
Preferred Stocks 32.3%
Common Stocks 25.4%

SECTOR WEIGHTINGS (% OF LONG TERM PORTFOLIO)

Energy 10.6%
Real Estate 20.7%
Multimedia 3.5%
Financial Services 13.5%
Theme Parks 5.0%
Technology 19.7%
Other 4.0%
Insurance 6.4%
Industrial 9.3%
Communications 7.3%




                                                                                                  % OF FUND
TOP 10 HOLDINGS                                                        SECTOR                     NET ASSETS
------------------------------------------------------------------------------------------------------------
American Express Credit, Conv. Notes, 1.125%, 02/19/03                 Financial Services            5.61%
Kerr-McGee Corp., 5.50%, 08/02/04 Series, Conv. Pfd.                   Energy                        5.36%
American International Group, Inc., Conv. Notes, 2.25%, 07/30/04       Insurance                     5.20%
Sealed Air Corp., $2.00, Ser. A Cum. Conv. Pfd.                        Industrial                    4.79%
Hewlett-Packard Co.                                                    Technology                    4.73%
Motorola, Inc., Conv. Sub. Deb., Zero Cpn., 09/27/13                   Technology                    4.36%
American Tower Corp., 144A Conv. Notes, 6.25%, 10/15/09                Communications                4.28%
IMAX Corp., Conv. Sub. Deb., 5.75%, 04/01/03                           Industrial                    4.00%
Vornado Realty Trust                                                   Diversified (REIT)            3.87%
Premier Parks, Inc., 7.50%, Cum. Conv. Pfd.                            Theme Parks                   3.42%

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
PORTFOLIO ACTIVITY JANUARY 1, 1999 THROUGH DECEMBER 31, 1999

===============================================================================
NEW POSITIONS ADDED (1/1/99-12/31/99)
(Highlighted Positions are those greater than 0.99% of 12/31/99 total net assets)

                                                                                DATE OF 1ST      % OF 12/31/99
SECURITY                                        SECTOR                          PURCHASE        FUND NET ASSETS
---------------------------------------------------------------------------------------------------------------
Amazon.Com Inc., 4.75%, 2/1/09, Conv. Pfd.      Internet Services               01/29/99                --
AMERICAN TOWER CORP., 144A
       CONV. NOTES, 6.25%, 10/15/09             COMMUNICATIONS                  09/28/99                4.28%
BANK ONE CORP, CONV. DEB.,
       12.75%, 12/01/00                         FINANCIAL SERVICES              04/29/99                1.64%
Canadian National Railway Co.                   Transportation                  08/30/99                0.37%
Canadian National Railway Co., 5.25%,
       06/30/29 Series, Conv. Pfd.              Transportation                  06/17/99                0.50%
Hilton Hotels Corp.                             Hotels                          02/08/99                --
KERR-MCGEE CORP., 5.50%, 08/02/04 SERIES
       CONV. PFD.                               ENERGY                          07/27/99                5.36%
Loral Space & Communications, Ltd.              Telecommunications              04/06/99                0.31%
Micron Technology, Inc.                         Technology                      04/26/99                --
Micron Technology, Inc., Conv. Sub.
       Notes, 7.00%, 07/01/04                   Technology                      04/26/99                --
PREMIER PARKS INC.                              THEME PARKS                     09/27/99                1.34%
SAP AG-ADR                                      TECHNOLOGY                      03/17/99                2.09%
Waste Management, Inc.                          Waste Management Services       07/08/99                --
Waste Management, Inc., Conv. Sub. Notes,
       4.00%, 02/01/02                          Waste Management Services       08/23/99                --
Waste Management, Inc., Conv. Sub. Notes,
       2.00%, 01/24/05                          Waste Management Services       01/26/99                --


POSITIONS CLOSED (1/1/99-12/31/99)
(Gains and losses greater than $1,000,000 are highlighted)

SECURITY                                         SECTOR                    DATE OF FINAL SALE    GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
AIRTOUCH COMMUNICATIONS, INC., 6.00%
       SER. B CONV. PFD.                        COMMUNICATIONS                  01/20/99       $    2,257,792
Amazon.Com Inc., 4.75%, Conv. Pfd.              Internet Services               01/29/99                5,000
AMERICAN INTERNATIONAL GROUP, INC.              INSURANCE                       11/18/99           10,094,916
AVALON BAY COMMUNITIES, INC.                    DIVERSIFIED (REITS)             04/30/99            1,010,394
Baker Hughes Inc., Sr. Liquid Yield Option
       Notes, Zero Cpn., 05/05/08               Energy                          04/27/99              (419,331)
BANC ONE CORP.                                  BANKS AND SAVINGS
                                                    & LOAN ASSOCIATIONS         09/10/99            1,144,384
BANK OF NEW YORK CO., INC.                      BANKS AND SAVINGS
                                                    & LOAN ASSOCIATIONS         02/05/99            1,745,605
CALENERGY CAPITAL TRUST II, 6.25%, CONV. PFD    ENERGY                          11/17/99           (1,466,629)
Camden Property Trust, $2.25, Ser. A
       Cum. Conv. Pfd.                          Multi-Family Housing (REITS)    02/22/99              (48,438)
CapStar Hotel Corp., Conv. Sub.
       Notes, 4.75%, 10/15/04                   Hotels                          02/08/99             (825,000)

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
PORTFOLIO ACTIVITY JANUARY 1, 1999 THROUGH DECEMBER 31, 1999 - CONTINUED

===============================================================================

POSITIONS CLOSED (1/1/99-12/31/99)   - CONTINUED
(Gains and losses greater than $1,000,000 are highlighted)
Conseco, Inc.                                   Insurance                       01/26/99       $      982,863
Conseco Finance Trust IV, 7.00%, Ser.F
       Cum. Conv. Pfd.                          Financial Services              01/28/99             (708,955)
Devon Energy Corp.                              Energy                          11/18/99              881,498
DEVON FINANCING TRUST, $3.25, CONV. PFD.        ENERGY                          07/29/99           (1,103,354)
Equity Residential Properties Trust,
       7.25%, Ser. G Cum. Conv. Pfd             Multi-Family Housing (REITS)    08/11/99             (182,506)
EVI, Inc., 5.00%, Ser. 144A Conv. Pfd.          Energy                          03/05/99            (2,018,863)
Family Golf Centers, Inc., Conv. Sub.
       Notes, 5.75%, 10/15/04                   Golf                            02/16/99              (790,142)
Family Golf Centers, Inc., 144A Conv.
       Sub. Notes, 5.75%, 10/15/04              Golf                            02/16/99             (389,188)
Hilton Hotels Corp.                             Hotels                          11/17/99             (660,794)
HILTON HOTELS CORP., CONV. SUB. NOTES
       5.00%, 05/15/06                          HOTELS                          11/17/99           (1,154,453)
Kimco Realty Corp.                              Retail (REIT)                   02/05/99              327,533
Liberty Property Trust                          Industrial                      01/26/99              121,401
Mack-Cali Realty Corp.                          Office/Industrial (REITS)       01/26/99              200,217
MICRON TECHNOLOGY, INC.                         TECHNOLOGY                      11/05/99            1,289,231
Micron Technology, Inc., Conv. Sub.
       Notes, 7.00%, 07/01/04                   Technology                      11/05/99              385,981
Noble Affiliates, Inc.                          Energy                          02/05/99             (516,994)
PARKER DRILLING CORP., CONV. SUB. NOTES,
       5.50%, 08/01/04                          DRILLING SERVICES               04/21/99           (2,014,913)
Patriot American Hospitality Inc.               Hotels (REITS)                  02/05/99             (121,779)
Republic National Bank NY, Conv.
       Sr. Notes, 1.875%, 08/12/02              Financial Services              08/12/99             (921,763)
RJR Nabisco Holdings Corp.                      Consumer Products               03/04/99             (322,850)
Rouse Co., Conv. Sub. Deb., 5.75%, 07/23/02     Real Estate Development         05/24/99             (212,760)
ROUSE CO., $3.00, SER. B CONV. PFD.             DIVERSIFIED (REITS)             11/17/99           (1,499,309)
Unocal Capital Trust, 6.25%, Conv. Pfd.         Energy                          03/17/99             (403,430)
U.S. BANCORP                                    BANKS AND SAVINGS
                                                    & LOAN ASSOCIATIONS         02/23/99            1,806,451
U.S. RESTAURANT PROPERTIES, 7.72%,
       SER. A CUM. CONV. PFD.                   RESTAURANT (REITS)              12/08/99           (2,974,658)
Vornado Operating, Inc.                         Real Estate Development         02/05/99              (25,716)
WASTE MANAGEMENT, INC.                          WASTE MANAGEMENT SERVICES       11/18/99           (1,992,505)
Waste Management, Inc., Conv., Sub. Notes,
       4.00%, 02/01/02                          Waste Management Services       11/17/99             (370,254)
WASTE MANAGEMENT, INC., CONV. SUB. NOTES,
       2.00%, 01/24/05                          WASTE MANAGEMENT SERVICES       08/23/99           (1,052,750)
WELLS FARGO CO.                                 DIVERSIFIED FINANCIAL SERVICES  03/17/99            1,023,189
Xerox Corp., 144A Conv. Sub. Notes,
       Zero Cpn., 04/12/18                      Industrial                      11/17/99             (584,139)

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX

===============================================================================
 Average Annual Total Return for the Periods ended December 31, 1999.

CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%.)

One Year ..........................  7.62%
Five Year ......................... 17.38%
Life of Class (May 1, 1992
   through December 31, 1999)...... 14.13%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Convertible Securities Fund ("DCSF-A") on May 1, 1992 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1999 the value of your investment would have grown to $27,565 - a 175.65% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  S & P 500           DCSF-A

                     5/1/92        $10,000            $9,525
                   12/31/92        $10,802           $10,764
                   12/31/93        $11,886           $12,621
                   12/31/94        $12,047           $11,773
                   12/31/95        $16,558           $14,914
                   12/31/96        $20,350           $19,308
                   12/31/97        $27,130           $24,846
                   12/31/98        $34,867           $24,400
                   12/31/99        $42,194           $27,565


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX

===============================================================================
  Average Annual Total Return for the Periods ended December 31, 1999.

CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ..................................  8.01%
Life of Class (February 3, 1995
     through December 31, 1999) ........... 16.97%


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Convertible Securities Fund ("DCSF-B") on February 3, 1995 (inception of class). As the chart shows, by December 31, 1999 the value of your investment (less applicable contingent deferred sales charges) would have grown to $21,584 - a 115.84% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.



    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  S & P 500           DCSF-B

                     2/3/95        $10,000           $10,000
                   12/31/95        $13,188           $12,233
                   12/31/96        $16,208           $15,684
                   12/31/97        $21,608           $19,973
                   12/31/98        $27,771           $19,449
                   12/31/99        $33,607           $21,584


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX

===============================================================================
  Average Annual Total Return for the Periods ended December 31, 1999.

CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year .................................. 10.98%
Life of Class (August 12, 1997
     through December 31, 1999) ...........  6.84%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Convertible Securities Fund ("DCSF-C") on August 12, 1997 (inception of class). As the chart shows, by December 31, 1999 the value of your investment would have grown to $11,710 - a 17.10% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  S & P 500           DCSF-C

                    8/12/97        $10,000           $10,000
                   12/31/97        $10,562           $10,738
                   12/31/98        $13,574           $10,457
                   12/31/99        $16,426           $11,710


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX

===============================================================================
  Average Annual Total Return for the Periods ended December 31, 1999.

CLASS Y SHARES
(There is no sales charge applicable to this calculation.)

One Year ......................... 13.30%
Life of Class (November 13, 1996
   through December 31, 1999)..... 14.75%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Convertible Securities Fund ("DCSF-Y") on November 13, 1996 (inception of class). As the chart shows, by December 31, 1999 the value of your investment would have grown to $15,386 - a 53.86% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  S & P 500           DCSF-Y

                   11/13/96        $10,000           $10,000
                   12/31/96        $10,183           $10,701
                   12/31/97        $13,576           $13,782
                   12/31/98        $17,448           $13,581
                   12/31/99        $21,114           $15,386


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1999

===============================================================================

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)

Short Term Investments, Other Assets & Liabilities 0.7%
Preferred Stocks 11.1%
Common Stocks 88.2%

SECTOR WEIGHTINGS (% OF LONG TERM PORTFOLIO)

Other 2.6%
Hotels 2.8%
Resorts/Theme Parks 5.9%
Real Estate 83.7%
Apartments 5.0%


                                                                                               % OF FUND
TOP 10 HOLDINGS                                      SECTOR                                    NET ASSETS
---------------------------------------------------------------------------------------------------------
Home Properties of New York, Inc.                    Apartments (REITS)                          5.94%
Alexandria Real Estate Equities, Inc.                Office Space (REITS)                        5.59%
Vornado Realty Trust                                 Diversified (REITS)                         5.06%
Public Storage, Inc.                                 Storage (REITS)                             5.03%
Boardwalk Equities, Inc.                             Apartments                                  4.97%
Apartment Investment & Management Co.                Apartments (REITS)                          4.94%
Premier Parks Inc., 7.50%, Conv. Pfd.                Resorts/Theme Parks                         4.72%
Boston Properties, Inc.                              Office Space (REITS)                        4.53%
Spieker Properties, Inc.                             Diversified (REITS)                         4.33%
Parkway Properties Inc.                              Office Space (REITS)                        3.93%

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
PORTFOLIO ACTIVITY - JANUARY 1, 1999 THROUGH DECEMBER 31, 1999

===============================================================================

NEW POSITIONS ADDED (1/1/99-12/31/99)
(Highlighted Positions are those greater than 1.99% of 12/31/99 total net assets)

                                                                             DATE OF 1ST     % OF 12/31/99
SECURITY                                         SECTOR                      PURCHASE        FUND NET ASSETS
------------------------------------------------------------------------------------------------------------
ARCHSTONE COMMUNITIES TRUST                      APARTMENT (REITS)           01/26/99            3.55%
Cornerstone Properties, Inc.                     Office Space (REITS)        09/20/99            1.43%
DUKE-WEEKS REALTY CORP.                          DIVERSIFIED (REITS)         07/01/99            3.30%
Echelon International Corp.                      Real Estate Development     09/09/99            --
Hilton Hotels Corp.                              Hotels & Lodging            02/05/99            --
Kilroy Realty Corp.                              Office Space (REITS)        12/09/99            1.14%
Kimco Realty Corp.                               Shopping Centers (REITS)    11/17/99            1.44%
Liberty Property Trust                           Diversified (REITS)         10/28/99            1.16%
MARRIOTT INTERNATIONAL, INC.                     HOTELS & LODGING            02/05/99            2.79%
PREMIER PARKS, INC. 7.50%, CONV. PFD.            RESORTS/THEME PARKS         05/28/99            4.72%
Prentiss Properties Trust                        Industrial (REITS)          06/17/99            --

POSITIONS CLOSED (1/1/99-12/31/99)
(Gains and losses greater than $1,500,000 are highlighted)

SECURITY                                             SECTOR                DATE OF FINAL SALE    GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
AMB Property Corp.                               Diversified (REITS)         02/22/99          $    (816,596)
AMERICAN TOWER CORP.                             WIRELESS EQUIPMENT/
                                                     REAL ESTATE             05/11/99             (1,532,131)
BRANDYWINE REALTY TRUST                          OFFICE SPACE (REITS)        01/27/99             (1,761,151)
Camden Property Trust                            Apartments (REITS)          02/03/99             (1,019,912)
Camden Property Trust, $2.25, Ser. A
     Cum. Conv. Pfd.                             Apartments (REITS)          03/25/99                (28,091)
Echelon International Corp.                      Real Estate Development     12/17/99                (22,005)
Essex Property Trust                             Apartments (REITS)          02/16/99               (498,120)
GLENBOROUGH REALTY TRUST, INC.                   DIVERSIFIED (REITS)         11/09/99             (3,437,899)
HILTON HOTELS CORP.                              HOTELS & LODGING            08/17/99             (2,243,859)
Mack-Cali Realty Corp.                           Office Space (REITS)        03/02/99               (974,466)
MEDITRUST COMPANIES                              HEALTH CARE (REITS)         07/29/99             (1,820,564)
MERISTAR HOSPITALITY CORP.                       HOTELS & LODGING (REITS)    12/15/99             (6,636,249)
MeriStar Hotels & Resorts, Inc.                  Hotels & Lodging            01/27/99                (97,099)
PATRIOT AMERICAN HOSPITALITY, INC.               HOTELS & LODGING (REITS)    02/05/99             (3,456,666)
Post Properties, Inc.                            Apartments (REITS)          03/22/99               (435,432)
Prentiss Properties Trust                        Industrial (REITS)          09/20/99               (281,733)
Reckson Associates Realty Corp.                  Diversified (REITS)         04/21/99               (159,854)
Reckson Services Industries, Inc.                Diversified                 02/08/99                514,520
ROUSE CO.                                        DIVERSIFIED (REITS)         09/20/99             (3,451,070)
Rouse Co., Conv. Sub. Deb. 5.75%, 07/23/02       Diversified                 05/26/99               (127,500)
Rouse Co., $3.00, Ser. B Conv. Pfd.              Diversified (REITS)         04/07/99               (654,488)
THE ST. JOE CO.                                  DIVERSIFIED                 02/11/99             (2,468,379)
SECURITY CAPITAL GROUP, INC. CLASS B             DIVERSIFIED                 04/19/99             (6,569,764)

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
PORTFOLIO ACTIVITY - JANUARY 1, 1999 THROUGH DECEMBER 31, 1999 - CONTINUED

===============================================================================

POSITIONS CLOSED (1/1/99-12/31/99) - CONTINUED

SECURITY                                             SECTOR                DATE OF FINAL SALE    GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
Simon Property Group, Inc.                       Malls (REITS)               01/29/99          $     (53,640)
SL Green Realty Corp.                            Office Space (REITS)        03/29/99             (1,133,195)
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.        HOTELS & LODGING            11/03/99            (11,268,816)
STORAGE USA INC.                                 STORAGE (REITS)             10/08/99             (3,239,388)
U.S. RESTAURANT PROPERTIES, INC.                 RESTAURANTS (REITS)         07/02/99             (1,639,009)
Vornado Operating, Inc.                          Diversified                 01/27/99                (10,951)

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX

===============================================================================
  Average Annual Total Return for the Period ended December 31, 1999.

CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%.)

One Year ............................... (11.93%)
Five Year ..............................   8.45%
Life of Class (January 3, 1994
     through December 31, 1999) ........   8.42%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Real Estate Fund ("DREF-A") on January 3, 1994 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1999 the value of your investment would have grown to $16,233 - a 62.33% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  S & P 500           DREF-A

                     1/3/94        $10,000            $9,525
                   12/31/94        $10,158           $10,306
                   12/31/95        $13,961           $12,131
                   12/31/96        $17,158           $16,625
                   12/31/97        $22,875           $20,794
                   12/31/98        $29,399           $17,559
                   12/31/99        $35,577           $16,233


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX

===============================================================================
  Average Annual Total Return for the Periods ended December 31, 1999.

CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year .................................(11.89%)
Five Year ................................  8.23%
Life of Class (December 27, 1994
    through December 31, 1999) ...........  8.55%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Real Estate Fund ("DREF-B") on December 27, 1994 (inception of class). As the chart shows, by December 31, 1999 the value of your investment (less applicable contingent deferred sales charges) would have grown to $15,088 - a 50.88% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  S & P 500           DREF-B

                   12/27/94        $10,000           $10,000
                   12/31/94        $10,003           $10,089
                   12/31/95        $13,749           $11,741
                   12/31/96        $16,897           $15,968
                   12/31/97        $22,526           $19,781
                   12/31/98        $28,951           $16,375
                   12/31/99        $35,035           $15,088


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX

===============================================================================
  Average Annual Total Return for the Periods ended December 31, 1999.

CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year .................................(9.22%)
Life of Class (August 13, 1997
    through December 31, 1999) ...........(6.43%)

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Real Estate Fund ("DREF-C") on August 13, 1997 (inception of class). As the chart shows, by December 31, 1999 the value of your investment would have been $8,535 - a 14.65% decrease on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  S & P 500           DREF-C

                    8/13/97        $10,000           $10,000
                   12/31/97        $10,613           $11,112
                   12/31/98        $13,640            $9,312
                   12/31/99        $16,506            $8,535


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX

===============================================================================
  Average Annual Total Return For the Period ended December 31, 1999.

 CLASS Y SHARES
(There is no sales charge applicable to this calculation.)

One Year ............................ (7.21%)
Life of Class (November 8, 1996
    through December 31, 1999) ......  3.46%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Real Estate Fund ("DREF-Y") on November 8, 1996 (inception of class). As the chart shows, by December 31, 1999 the value of your investment would have grown to $11,129 - a 11.29% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  S & P 500           DREF-Y

                    11/8/96        $10,000           $10,000
                   12/31/96        $10,188           $11,289
                   12/31/97        $13,582           $14,145
                   12/31/98        $17,455           $11,994
                   12/31/99        $21,123           $11,129


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS A SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX

===============================================================================
  Average Annual Total Return for the Periods ended December 31, 1999.

CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%.)

One Year .................................... (8.00%)
Five Year ...................................  4.04%
Life of Class (December 1, 1994
    through December 31, 1999) ..............  4.01%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Government Bond Fund ("DGBF-A") on December 1, 1994 (inception of class) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1999 the value of your investment would have grown to $12,213 - a 22.13% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                 Lehman Index         DGBF-A

                    12/1/94        $10,000            $9,525
                   12/31/94        $10,032            $9,539
                   12/31/95        $11,485           $10,666
                   12/31/96        $11,941           $11,029
                   12/31/97        $12,856           $11,902
                   12/31/98        $13,967           $12,653
                   12/31/99        $14,029           $12,213


The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS B SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX

===============================================================================
  Average Annual Total Return for the Periods ended December 31, 1999.

CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ............................... (7.78%)
Five Years .............................  3.92%
Ten Years ..............................  4.60%


$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Government Bond Fund ("DGBF-B") on December 31, 1989. As the chart shows, by December 31, 1999 the value of your investment would have grown to $15,690 - a 56.90% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                 Lehman Index         DGBF-B

                   12/31/89        $10,000           $10,000
                   12/31/90        $10,956           $10,611
                   12/31/91        $12,506           $11,923
                   12/31/92        $13,377           $12,418
                   12/31/93        $14,482           $12,876
                   12/31/94        $14,185           $12,751
                   12/31/95        $16,240           $14,105
                   12/31/96        $16,884           $14,497
                   12/31/97        $18,178           $15,529
                   12/31/98        $19,749           $16,365
                   12/31/99        $19,837           $15,690


The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS C SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX

===============================================================================
  Average Annual Total Return for the Periods ended December 31, 1999.

CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ..................................(5.06%)
Life of Class (August 19, 1997
     through December 31, 1999) ........... 1.69%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Government Bond Fund ("DGBF-C") on August 19, 1997 (inception of class). As the chart shows, by December 31, 1999 the value of your investment would have grown to $10,405 - an 4.05% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                 Lehman Index         DGBF-C

                    8/19/97        $10,000           $10,000
                   12/31/97        $10,319           $10,297
                   12/31/98        $11,211           $10,855
                   12/31/99        $11,260           $10,405


The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS Y SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX

===============================================================================
  Average Annual Total Return for the Periods ended December 31, 1999.

CLASS Y SHARES
(There is no sales charge applicable to this calculation.)

One Year ..................................(2.73%)
Life of Class (September 1, 1998
     through December 31, 1999) ...........(0.89%)

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Government Bond Fund ("DGBF-Y") on September 1, 1998 (inception of class). As the chart shows, by December 31, 1999 the value of your investment would have been $9,881 - an 1.19% decrease on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                 Lehman Index         DGBF-Y

                    8/31/98        $10,000           $10,000
                   12/31/98        $10,266           $10,159
                   12/31/99        $10,311            $9,881


The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999
DAVIS GROWTH OPPORTUNITY FUND

                                                                                                      VALUE
SHARES                                                             SECURITY                          (NOTE 1)
=============================================================================================================

COMMON STOCK - (98.70%)
   ADVERTISING AGENCIES - (6.26%)
       500,000  WPP Group PLC    ..............................................................  $   7,834,206
                                                                                                 -------------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (0.64%)
        24,000  Golden West Financial Corp.....................................................        804,000
                                                                                                 -------------
   BUILDING MATERIALS - (5.51%)
        40,000  Martin Marietta Materials, Inc.................................................      1,640,000
       160,000  Masco Corp.....................................................................      4,060,000
        30,000  Vulcan Materials Co............................................................      1,198,125
                                                                                                 -------------
                                                                                                     6,898,125
   CAPITAL EQUIPMENT - (10.76%)
        48,500  ASM Lithography Holding N.V.*..................................................      5,495,656
        65,000  Novellus Systems, Inc.*........................................................      7,964,531
                                                                                                 -------------
                                                                                                    13,460,187
   COMPUTER NETWORKING SYSTEMS- (3.06%)
        85,000  NCR Corp.*.....................................................................      3,219,375
         2,000  Sycamore Networks, Inc.*.......................................................        609,625
                                                                                                 -------------
                                                                                                     3,829,000
   COMPUTER SOFTWARE  - (1.74%)
         7,000  Advent Software, Inc.*.........................................................        448,219
        52,500  SAGA SYSTEMS, Inc.*............................................................      1,046,719
        22,500  The Santa Cruz Operation, Inc.*................................................        682,734
                                                                                                 -------------
                                                                                                     2,177,672
   DIVERSIFIED - (0.18%)
        82,500  Crescent Operating, Inc.*......................................................        221,719
                                                                                                 -------------
   ELECTRONICS - (14.60%)
        32,000  Agilent Technologies, Inc.*....................................................      2,474,000
        29,000  Dallas Semiconductor Corp......................................................      1,868,687
        51,500  Intel Corp. ...................................................................      4,237,484
        30,000  Micron Technology, Inc.*.......................................................      2,332,500
       130,000  Molex, Inc.....................................................................      7,365,313
                                                                                                 -------------
                                                                                                    18,277,984
   FINANCIAL SERVICES - (11.28%)
       103,000  Capital One Financial Corp.....................................................      4,963,312
        40,000  Donaldson, Lufkin & Jenrette, Inc..............................................      1,935,000
        42,700  Fannie Mae ....................................................................      2,666,081
        50,000  Providian Financial Corp.......................................................      4,553,125
                                                                                                 -------------
                                                                                                    14,117,518
   HOTELS & MOTELS - (2.02%)
        80,000  Marriott International, Inc....................................................      2,525,000
                                                                                                 -------------
   INDUSTRIAL - (2.48%)
        60,000  Sealed Air Corp.*..............................................................      3,108,750
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999
DAVIS GROWTH OPPORTUNITY FUND - CONTINUED

                                                                                                      VALUE
SHARES                                                          SECURITY                             (NOTE 1)
=============================================================================================================
COMMON STOCK - CONTINUED
   LIFE INSURANCE - (1.56%)
        41,500  AFLAC Inc......................................................................  $   1,958,281
                                                                                                 -------------
   PHARMACEUTICALS - (2.60%)
        32,800  Sepracor, Inc.*................................................................      3,259,500
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (9.54%)
        60,000  Cincinnati Financial Corp......................................................      1,865,625
        42,000  Everest Reinsurance Holdings, Inc..............................................        937,125
        60,000  FPIC Insurance Group, Inc.* ...................................................        999,375
        75,000  Horace Mann Educators Corp.....................................................      1,471,875
         6,000  Markel Corp.*..................................................................        930,000
        17,500  Progressive Corp. (Ohio).......................................................      1,279,688
        57,000  Transatlantic Holdings, Inc....................................................      4,449,563
                                                                                                 -------------
                                                                                                    11,933,251
   PUBLISHING - (3.21%)
        25,000  Dow Jones & Co., Inc...........................................................      1,700,000
        42,000  Tribune Co.....................................................................      2,312,625
                                                                                                 -------------
                                                                                                     4,012,625
   TECHNOLOGY - (13.26%)
        60,000  Lexmark International Group, Inc.*.............................................      5,430,000
       213,500  Novell, Inc.*..................................................................      8,519,984
        45,000  Symantec Corp.*................................................................      2,642,344
                                                                                                 -------------
                                                                                                   16,592,328
   TELECOMMUNICATIONS - (7.04%)
       200,000  Globalstar Telecommunications Ltd*.............................................      8,806,250
                                                                                                 -------------
   THEME PARKS - (2.96%)
       128,200  Premier Parks Inc.*............................................................      3,701,775
                                                                                                 -------------


                           Total Common Stock - (identified cost $84,201,609)..................    123,518,171
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999
DAVIS GROWTH OPPORTUNITY FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (1.84%)
$    2,308,000  State Street Corporation Repurchase Agreement, 2.75%, 01/03/000, dated
                  12/31/99, repurchase value of $2,308,529 (collateralized by $2,455,000 par value Fannie Mae Discount Note, Zero Cpn., 07/07/00,
                  market value $2,378,281) - (identified cost $2,308,000)...................... $    2,308,000
                                                                                                --------------

                Total Investments - (100.54%) - (identified cost $86,509,609) - (a)............    125,826,171
                Liabilities Less Other Assets - (0.54%)........................................       (674,949)
                                                                                                --------------
                           Net Assets - (100%)................................................. $  125,151,222
                                                                                                ==============

*Non-Income Producing Security

(a) Aggregate cost for Federal Income Tax purposes is $86,509,609. At December
31, 1999 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation...................................................... $   45,689,798
                  Unrealized depreciation.....................................................      (6,373,236)
                                                                                                --------------
                           Net unrealized appreciation ........................................ $   39,316,562
                                                                                                ==============

(b) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 1999. The securities listed below are not affiliates as of December 31, 1999. Transactions during the period in which the issuers were affiliates are as follows:

                            Shares                 Gross         Gross        Shares                Dividend
Security                    December 31, 1998      Additions     Reductions   December 31, 1999     Income
--------                    -----------------      ---------     ----------   -----------------     ------
Crescent Operating, Inc.           -                185,000       102,500          82,500                -

RLI Corp.                          -                 20,000        20,000            -              $  5,400








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999
DAVIS GOVERNMENT BOND FUND

                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
MORTGAGES - (36.53%)
   FANNIE MAE - MORTGAGE POOLS - (23.23%)
$      881,886    5.50%, 02/01/09 Pool No. 252317..............................................  $     824,017
     4,211,105    7.00%, 09/01/12 Pool No. 313700..............................................      4,165,036
     4,933,438    6.50%, 08/01/13 Pool No. 251901..............................................      4,790,072
     2,166,409    6.50%, 02/01/14 Pool No. 323614..............................................      2,103,453
                                                                                                 -------------
                        Total Fannie Mae - (identified cost $12,048,493).......................     11,882,578
                                                                                                 -------------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
       - MORTGAGE POOLS - (13.30%)
     6,987,874    7.00%, 10/15/24 Pool No. 780385 - (identified cost $6,907,623)...............      6,804,442
                                                                                                 -------------


                           Total Mortgages - (identified cost $18,956,116).....................     18,687,020
                                                                                                 -------------

U.S. TREASURY - (34.58%)
     5,000,000    United States Treasury Notes, 5.625%, 09/30/01...............................      4,950,000
     4,000,000    United States Treasury Notes, 6.00%, 08/15/04................................      3,937,880
     4,000,000    United States Treasury Notes, 5.875%, 11/15/05...............................      3,882,240
     5,000,000    United States Treasury Notes, 6.25%, 02/15/07................................      4,917,450
                                                                                                 -------------
                           Total U.S. Treasury - (identified cost $18,061,318).................     17,687,570
                                                                                                 -------------

GOVERNMENT AGENCY - (26.99%)
     3,000,000    Fannie Mae, 6.50%, 08/15/04..................................................      2,957,850
     2,000,000    Federal Home Loan Bank, 7.20%, 05/05/04......................................      1,993,040
     3,000,000    Freddie Mac, 5.75%, 06/15/01.................................................      2,971,260
     3,000,000    Freddie Mac, 5.50%, 05/15/02.................................................      2,925,990
     3,000,000    Freddie Mac, 7.625%, 09/09/09................................................      2,959,410
                                                                                                 -------------
                           Total Government Agency - (identified cost $14,012,600).............     13,807,550
                                                                                                 -------------

SHORT TERM INVESTMENTS - (5.19%)
     2,655,000  State Street Corporation Repurchase Agreement, 2.75%, 01/03/00, dated
                  12/31/99, repurchase value of $2,655,608 (collateralized by $2,825,000 par value Fannie Mae Discount Note, Zero Cpn., 07/07/00,
                  market value $2,736,719) - (identified cost $2,655,000)......................      2,655,000
                                                                                                 -------------

                  Total Investments - (103.29%) - (identified cost $53,685,034) (a)............     52,837,140
                  Liabilities Less Other Assets - (3.29%)...................................        (1,682,862)
                                                                                               ---------------
                           Net Assets - (100%) ...............................................   $  51,154,278
                                                                                               ===============

(a) Aggregate cost for Federal Income Tax purposes is $53,685,034. At December
31, 1999 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation......................................................  $        -
                  Unrealized depreciation......................................................       (847,894)
                                                                                                 -------------
                           Net unrealized depreciation.........................................  $    (847,894)
                                                                                                 =============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999
DAVIS GOVERNMENT MONEY MARKET FUND

                                                                                                       VALUE
PRINCIPAL                                                                                             (NOTE 1)
==============================================================================================================
FANNIE MAE - (20.15%)
$    5,000,000    5.65%, 01/11/00 Discount Note................................................  $   4,992,153
       145,000    5.65%, 01/12/00 Medium Term Note.............................................        144,781
    12,000,000    5.54%, 01/18/00 Medium Term Note (b).........................................     11,997,680
     2,755,000    4.82%, 01/28/00 Medium Term Note.............................................      2,752,384
    14,970,000    5.43%, 02/07/00 Discount Note................................................     14,886,455
    20,000,000    5.53%, 03/23/00 Medium Term Note.............................................     19,997,536
    11,155,000    9.05%, 04/01/00..............................................................     11,253,252
     4,000,000    6.59%, 04/17/00 Medium Term Note.............................................      4,009,824
     6,000,000    4.98%, 04/20/00 Medium Term Note.............................................      5,986,831
    10,000,000    5.12%, 05/12/00 Medium Term Note.............................................      9,978,331
     2,000,000    5.67%, 05/26/00 Medium Term Note.............................................      1,998,415
     1,000,000    5.67%, 07/21/00 Medium Term Note.............................................        999,137
     3,832,000    5.50%, 07/26/00 Medium Term Note.............................................      3,824,877
     4,000,000    5.62%, 08/09/00 Medium Term Note (b).........................................      3,998,782
     6,500,000    5.934%, 09/06/00 (b).........................................................      6,496,301
       340,000    5.86%, 11/07/00 Medium Term Note.............................................        339,360
     8,000,000    6.269%, 12/08/00 (b).........................................................      7,992,674
                                                                                                 -------------
                           Total Fannie Mae - (identified cost $ 111,648,773)..................    111,648,773
                                                                                                 -------------

FEDERAL FARM CREDIT BANK - (8.37%)
     3,400,000    5.775%, 01/10/00 Discount Note...............................................      3,395,091
     2,000,000    5.25%, 01/18/00..............................................................      1,999,592
     4,000,000    6.286%, 03/01/00 Medium Term Note (b)........................................      3,999,467
     4,000,000    6.279%, 03/10/00 Medium Term Note (b)........................................      3,999,376
    10,000,000    5.755%, 07/03/00 (b).........................................................      9,985,022
     5,000,000    5.95%, 09/01/00 (b)..........................................................      4,999,333
     8,000,000    6.316%, 09/01/00 (b).........................................................      7,998,400
    10,000,000    5.635%, 09/15/00 (b).........................................................      9,997,933
                                                                                                 -------------
                           Total Federal Farm Credit Bank - (identified cost $ 46,374,214).....     46,374,214
                                                                                                 -------------

FEDERAL HOME LOAN BANK - (36.59%)
    14,000,000    5.893%, 01/21/00 (b).........................................................     13,998,439
    35,000,000    5.00%, 01/28/00 Discount Note................................................     34,868,750
     5,750,000    5.57%, 02/02/00 Discount Note................................................      5,721,531
     2,100,000    5.45%, 02/25/00 .............................................................      2,098,308
     1,000,000    5.15%, 03/08/00 .............................................................        998,966
     9,500,000    5.16%, 03/08/00 .............................................................      9,490,300
       350,000    5.02%, 03/22/00..............................................................        349,204
     3,500,000    5.65%, 04/07/00 .............................................................      3,498,071
    10,000,000    5.075%, 04/28/00.............................................................      9,980,642
     9,000,000    6.003%, 04/28/00 (b).........................................................      8,995,092
    10,000,000    5.05%, 05/19/00..............................................................      9,971,277
     5,000,000    5.26%, 05/26/00..............................................................      4,989,287

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999
DAVIS GOVERNMENT MONEY MARKET FUND-CONTINUED

                                                                                                         VALUE
PRINCIPAL                                                                                             (NOTE 1)
==============================================================================================================
FEDERAL HOME LOAN BANK - CONTINUED
$   10,000,000    5.56%, 05/30/00 Discount Note................................................  $   9,997,911
     9,500,000    5.873%, 06/09/00 (b).........................................................      9,486,561
       305,000    5.67%, 06/12/00 .............................................................        304,567
     1,000,000    4.985%, 06/23/00 ............................................................        994,608
    18,000,000    5.56%, 07/14/00 .............................................................     17,972,013
    10,000,000    5.62%, 08/03/00 (b)..........................................................      9,768,333
     5,000,000    6.04%, 09/01/00 .............................................................      4,999,870
     3,500,000    5.875%, 09/07/00 ..........................................................        3,498,234
    10,000,000    6.323%, 09/21/00 (b).........................................................      9,997,869
     8,000,000    5.924%, 10/04/00 (b).........................................................      7,996,610
    12,000,000    5.15%, 10/13/00 (b)..........................................................     12,000,000
    10,000,000    6.263%, 10/25/00 (b).........................................................      9,990,368
       510,000    5.00%, 11/24/00 .............................................................        505,315
       250,000    5.88%, 11/28/00..............................................................        249,589
                                                                                                 -------------
                           Total Federal Home Loan Bank - (identified cost $ 202,721,715)......    202,721,715
                                                                                                 -------------

FREDDIE MAC - (31.76%)
     5,000,000    5.52%, 01/03/00 Discount Note................................................      4,998,467
     5,000,000    5.50%, 01/04/00 Discount Note................................................      4,997,708
     9,150,000    5.45%, 01/05/00 Discount Note................................................      9,144,459
     8,000,000    5.244%, 01/06/00 Discount Note...............................................      7,994,173
     1,316,000    5.45%, 01/10/00 Discount Note................................................      1,314,207
     3,684,000    5.52%, 01/10/00 Discount Note................................................      3,678,916
     5,000,000    5.60%, 01/11/00 Discount Note................................................      4,992,222
     5,000,000    5.47%, 01/12/00 Discount Note................................................      4,991,643
     5,000,000    5.51%, 01/13/00 Discount Note................................................      4,990,817
    10,245,000    5.42%, 01/14/00 Discount Note................................................     10,224,948
    35,000,000    5.43%, 01/20/00 Discount Note................................................     34,899,696
    11,300,000    5.35%, 01/27/00 Discount Note................................................     11,254,828
    19,852,000    5.40%, 02/02/00 Discount Note................................................     19,756,711
    22,995,000    5.395%, 02/25/00 Discount Note...............................................     22,805,467
    10,000,000    5.60%, 02/29/00 Discount Note................................................      9,908,222
    20,000,000    5.815%, 01/10/01 Medium Term Note (b)........................................     19,981,000
                                                                                                 -------------
                           Total Freddie Mac - (identified cost $ 175,933,484).................    175,933,484
                                                                                                 -------------

SALLIE MAE - (5.86%)
    12,000,000    6.063%, 06/30/00 Medium Term Note (b)........................................     11,997,754
    20,000,000    6.163%, 11/15/00 Medium Term Note (b)........................................     19,991,458
       470,000    5.70%, 11/30/00 Medium Term Note.............................................        468,325
                                                                                                 -------------
                           Total Sallie Mae - (identified cost $ 32,457,537)..................      32,457,537
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999
DAVIS GOVERNMENT MONEY MARKET FUND-CONTINUED

                                                                                                         VALUE
PRINCIPAL                                                                                             (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (0.40%)
$    2,205,000  State Street Corporation Repurchase Agreement, 2.75%, 01/03/00, dated
                  12/31/99, repurchase value of $2,205,505 (collateralized by $2,345,000 par value Fannie Mae Discount Note, Zero Cpn., 07/07/00,
                  market value $2,271,719) - (identified cost $2,205,000)...................... $    2,205,000
                                                                                                --------------

                  Total Investments - (103.13%) - (identified cost $ 571,340,723) - (a)........    571,340,723
                  Liabilities Less Other Assets - (3.13%)......................................    (17,363,804)
                                                                                                --------------
                           Net Assets - (100%)................................................. $  553,976,919
                                                                                                ==============

 (a) Aggregate cost for Federal Income Tax Purposes is $ 571,340,723.

 (b) The interest rates on floating rate securities, shown as of December 31, 1999, may change daily or less frequently and are based on indices of market interests rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities variable rates.






SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999
DAVIS FINANCIAL FUND

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
=============================================================================================================
COMMON STOCK - (99.55%)
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (14.05%)
       279,050    Bank of East Asia Ltd........................................................  $     777,183
       810,000    Bank of New York Co., Inc....................................................     32,400,000
        60,000    Fifth Third Bancorp..........................................................      4,400,625
       435,000    Golden West Financial Corp...................................................     14,572,500
       329,448    Lloyds TSB Group PLC.........................................................      4,092,290
        90,000    State Street Corp............................................................      6,575,625
       416,000    U.S. Bancorp ................................................................      9,906,000
     1,326,330    Wells Fargo & Co.............................................................     53,633,469
                                                                                                 -------------
                                                                                                   126,357,692
                                                                                                 -------------
   BUILDING MATERIALS - (6.44%)
       598,300    Martin Marietta Materials, Inc...............................................     24,530,300
       750,800    Masco Corp...................................................................     19,051,550
       360,000    Vulcan Materials Co..........................................................     14,377,500
                                                                                                 -------------
                                                                                                    57,959,350
                                                                                                 -------------
   CONSUMER PRODUCTS - (1.24%)
       480,000    Philip Morris Cos., Inc......................................................     11,130,000
                                                                                                 -------------
   DIVERSIFIED - (3.73%)
           597    Berkshire Hathaway, Inc. (Class A)*..........................................     33,491,700
            24    Berkshire Hathaway, Inc. (Class B)*..........................................         43,920
                                                                                                 -------------
                                                                                                    33,535,620
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (3.93%)
       910,000    Tyco International Ltd.......................................................     35,376,250
                                                                                                 -------------
   FINANCIAL SERVICES - (63.25%)
      INSURANCE - (19.13%)
       226,531    American International Group, Inc............................................     24,493,664
        41,800    Chubb Corp...................................................................      2,353,863
       487,500    Cincinnati Financial Corp....................................................     15,158,203
       378,600    Everest Reinsurance Holdings, Inc............................................      8,447,513
       337,300    FPIC Insurance Group, Inc.*..................................................      5,618,153
       854,500    Horace Mann Educators Corp...................................................     16,769,563
         7,500    Markel Corp.*................................................................      1,162,500
       210,000    Progressive Corp. (Ohio).....................................................     15,356,250
       470,100    ReliaStar Financial Corp.....................................................     18,422,044
       761,700    Transatlantic Holdings Inc...................................................     59,460,206
       141,000    Travelers Property Casualty Corp. Class A....................................      4,829,250
                                                                                                 -------------
                                                                                                   172,071,209
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999
DAVIS FINANCIAL FUND - CONTINUED

                                                                                                      VALUE
SHARES /PRINCIPAL                                SECURITY                                           (NOTE 1)
============================================================================================================
COMMON STOCK  - CONTINUED
   FINANCIAL SERVICES - CONTINUED
      OTHER FINANCIAL SERVICES - (44.12%)
       673,000    American Express Co.......................................................... $  111,886,250
       685,000    Capital One Financial Corp...................................................     33,008,437
       225,000    Charles Schwab Corp..........................................................      8,634,375
     1,162,500    Citigroup, Inc...............................................................     64,591,406
       369,400    Donaldson, Lufkin & Jenrette Inc.............................................     17,869,725
       370,000    Freddie Mac..................................................................     17,413,125
     1,239,500    Household International, Inc.................................................     46,171,375
       240,600    Legg Mason, Inc..............................................................      8,721,750
       500,000    MBNA Corp....................................................................     13,625,000
       143,950    Morgan Stanley Dean Witter & Co.............................................      20,548,863
       597,500    Providian Financial Corp.....................................................     54,409,844
                                                                                                --------------
                                                                                                   396,880,150
                                                                                                --------------
   REAL ESTATE DEVELOPMENT - (0.02%)
       146,578    HomeFed Corp.*...............................................................        130,546
                                                                                                --------------
   RESTAURANT & FOOD - (3.27%)
       730,500    McDonald's Corp..............................................................     29,448,281
                                                                                                --------------
   TECHNOLOGY - (2.79%)
        50,000    Hewlett-Packard Co...........................................................      5,696,875
       180,000    International Business Machines Corp.........................................     19,440,000
                                                                                                --------------
                                                                                                    25,136,875
                                                                                                --------------
   TRANSPORTATION - (0.83%)
       100,000    Kansas City Southern Industries, Inc.........................................      7,462,500
                                                                                                --------------

                           Total Common Stock - (identified cost $670,900,042).................    895,488,473
                                                                                                --------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999
DAVIS FINANCIAL FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
=============================================================================================================
CONVERTIBLE BOND - (0.19%)
$      750,000    Cincinnati Financial Corp., Sr. Deb., Conv., 5.50%, 05/01/02
                           - (identified cost $980,625)........................................ $    1,681,875
                                                                                                --------------

                  Total Investments - (99.74%) - (identified cost $671,880,667) - (a)..........    897,170,348
                  Other Assets Less Liabilities - (0.26%)......................................      2,343,615
                                                                                                --------------
                           Net Assets - (100%) ...............................................  $  899,513,963
                                                                                                ==============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $671,880,667. At December
31, 1999 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation...................................................... $  263,940,832
                  Unrealized depreciation......................................................    (38,651,151)
                                                                                                --------------
                           Net unrealized appreciation......................................... $  225,289,681
                                                                                                ==============

(b) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 1999. The security listed below is not an affiliate as of December 31, 1999. Transactions during the period in which the issuer was an affiliate are as follows:

                            Shares                 Gross         Gross          Shares              Dividend
Security                    December 31, 1998      Additions     Reductions     December 31, 1999   Income
--------                    -----------------      ---------     ----------     -----------------   ------
RLI Corp.                           513,075           -           513,075               -           $ 472,586








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999
DAVIS CONVERTIBLE SECURITIES FUND

                                                                                                      VALUE
SHARES /PRINCIPAL                                SECURITY                                           (NOTE 1)
============================================================================================================
CONVERTIBLE PREFERRED STOCK - (32.29%)
   COMMUNICATIONS - (2.58%)
       102,400    Loral Space & Communications, Inc., 6.00%, Pfd. Conv. Ser. C.................  $   6,617,600
                                                                                                 -------------
   DIVERSIFIED (REIT) - (3.73%)
       400,000    General Growth Properties, 7.25%, Cum. Conv. Pfd.............................      8,000,000
        38,200    Glenborough Realty Trust, 7.75%, Ser. A Conv. Pfd............................        532,412
        21,700    Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd................................      1,011,763
                                                                                                 -------------
                                                                                                     9,544,175
                                                                                                 -------------
   ENERGY - (6.89%)
       415,600    Kerr-McGee Corp., 5.50%, 08/02/04 Series, Conv. Pfd..........................     13,714,800
        59,600    Tosco Financing Trust, 5.75%, Conv. Pfd......................................      2,838,450
        22,800    Tosco Financing Trust, 5.75%, Ser. 144A Conv. Pfd. (b).......................      1,085,850
                                                                                                 -------------
                                                                                                    17,639,100
                                                                                                 -------------
   HOTELS - (0.34%)
        27,900    Host Marriott Financial Trust, 6.75%, Ser. 144A Conv. Pfd. (b)...............        875,363
                                                                                                 -------------
   INDUSTRIAL - (4.79%)
       242,900    Sealed Air Corp., $2.00, Ser. A Cum. Conv. Pfd. New..........................     12,266,450
                                                                                                 -------------
   MULTI-FAMILY HOUSING (REIT) - (1.58%)
       171,500    Equity Residential Properties Trust, 7.00%, Ser. E Conv. Pfd.................      4,051,687
                                                                                                 -------------
   OFFICE/INDUSTRIAL (REIT) - (7.32%)
       160,000    Crescent Real Estate Equities, 6.75%, Ser. A Conv. Pfd.......................      2,420,000
       153,000    Equity Office Properties Trust, 5.25%, Ser. B Cum. Conv. Pfd.................      6,043,500
       230,000    Reckson Assoc. Realty, 7.625%, Ser. A Cum. Conv. Pfd.........................      4,571,250
       240,000    SL Green Realty Corp., 8.00%, Cum. Conv. Pfd.................................      5,700,000
                                                                                                 -------------
                                                                                                    18,734,750
                                                                                                 -------------
   THEME PARKS - (3.42%)
       162,200    Premier Parks, Inc., 7.50%, Cum. Conv. Pfd...................................      8,758,800
                                                                                                 -------------
   TRANSPORTATION - (1.64%)
        30,500    Canadian National Railway Co., 5.25%, 06/30/29 Series, Conv. Pfd.............      1,281,000
        70,000    Union Pacific Cap. Trust, 6.25%, Ser. 144A Cum. Conv. Pfd. (b)...............      2,913,750
                                                                                                 -------------
                                                                                                     4,194,750
                                                                                                 -------------
                           Total Convertible Preferred Stock - (identified cost $91,834,697)...     82,682,675
                                                                                                 -------------


CONVERTIBLE BONDS - (36.63%)

   COMMUNICATIONS - (4.27%)
$    7,800,000    American Tower Corp., 144A Conv. Notes, 6.25%, 10/15/09 (b)..................     10,949,250
                                                                                                 -------------
   ENERGY - (2.75%)
    11,415,000    Valhi Inc., Conv. Sub. Deb., Zero Cpn., 10/20/07 (d).........................      7,034,494
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL /SHARES                                                    SECURITY                       (NOTE 1)
==============================================================================================================
CONVERTIBLE BONDS - CONTINUED
   FINANCIAL SERVICES - (9.43%)
$      500,000    Alex Brown, Inc., Conv. Sub. Deb., 5.75%, 06/12/01...........................  $   2,223,750
    10,000,000    American Express Credit, Conv. Notes, 1.125%, 02/19/03.......................     14,375,000
     2,441,000    Bank One Corp., Conv. Deb., 12.75%, 12/01/00 (c).............................      4,198,520
     3,300,000    Bell Atlantic Financial Services, Series 144A, 5.75%, 04/01/03 (b)...........      3,349,500
                                                                                                 -------------
                                                                                                    24,146,770
                                                                                                 -------------
   INDUSTRIAL - (4.00%)
     7,570,000    IMAX Corp., Conv. Sub. Deb., 5.75%, 04/01/03.................................     10,247,888
                                                                                                 -------------
   INSURANCE - (6.07%)
     8,500,000    American International Group, Inc., Conv. Notes, 2.25%, 07/30/04.............     13,313,125
     1,000,000    Cincinnati Financial Corp. Conv. Sub. Deb., 5.50%, 05/01/02..................      2,242,500
                                                                                                 -------------
                                                                                                    15,555,625
                                                                                                 -------------
   MULTI-FAMILY HOUSING (REIT) - (0.23%)
       500,000    Camden Property Trust, Conv. Sub. Deb., 7.33%, 04/01/01......................        583,125
                                                                                                 -------------
   MULTIMEDIA - (3.29%)
    10,700,000    News America Holdings, Conv. Sub. Deb., Zero Cpn., 03/11/13 (d)..............      8,432,991
                                                                                                 -------------
   TECHNOLOGY - (6.57%)
     8,199,000    Hewlett-Packard Co., 144A Conv. Sub. Notes, Zero Cpn., 10/14/17 (b) (d)......      5,647,061
     6,620,000    Motorola, Inc., Conv. Sub. Deb., Zero Cpn., 09/27/13 (d).....................     11,171,250
                                                                                                 -------------
                                                                                                    16,818,311
                                                                                                 -------------
   TRANSPORTATION - (0.02%)
       500,000    Florida West Airlines, Inc., 8.00%, 03/25/99+ (c)............................         40,000
                                                                                                 -------------

                           Total Convertible Bonds - (identified cost $75,294,669).............     93,808,454
                                                                                                 -------------

COMMON STOCK  - (25.41%)

   BUILDING MATERIALS - (0.94%)
        94,606    Masco Corp...................................................................      2,400,628
                                                                                                 -------------
   DIVERSIFIED FINANCIAL SERVICES - (2.47%)
       113,716    Citigroup, Inc...............................................................      6,318,345
                                                                                                 -------------
   DIVERSIFIED (REITS) - (4.13%)
        48,600    Glenborough Realty Trust, Inc................................................        650,025
       305,200    Vornado Realty Trust.........................................................      9,919,000
                                                                                                 -------------
                                                                                                    10,569,025
                                                                                                 -------------
   ENERGY - (0.39%)
        30,000    MidAmerican Energy Holdings Co.*.............................................      1,010,625
                                                                                                 -------------
   FINANCIAL SERVICES - (0.87%)
        13,400    American Express Co..........................................................      2,227,750
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
SHARES/PRINCIPAL                                    SECURITY                                        (NOTE 1)
============================================================================================================
COMMON STOCK - CONTINUED
   OFFICE /INDUSTRIAL (REITS) - (0.99%)
        58,156    Centerpoint Properties Corp..................................................  $   2,086,346
        17,770    Equity Office Properties Trust...............................................        437,586
                                                                                                 -------------
                                                                                                     2,523,932
                                                                                                 -------------
   REAL ESTATE DEVELOPMENT - (0.01%)
        38,581    HomeFed Corp.*...............................................................         34,361
                                                                                                 -------------
   SELF STORAGE (REIT) - (1.44%)
       162,121    Public Storage, Inc..........................................................      3,678,120
                                                                                                 -------------
   SHOPPING CENTERS (REIT) - (0.13%)
        33,333    Mid-Atlantic Realty Trust....................................................        335,413
                                                                                                 -------------
   TECHNOLOGY - (12.03%)
       106,300    Hewlett -Packard Co. ........................................................     12,111,556
        58,000    Intel Corp...................................................................      4,772,312
        20,000    Motorola, Inc................................................................      2,945,000
       103,000    SAP AG-ADR...................................................................      5,362,438
        57,916    Texas Instruments, Inc.......................................................      5,610,613
                                                                                                 -------------
                                                                                                    30,801,919
                                                                                                 -------------
   TELECOMMUNICATIONS - (0.31%)
        32,800    Loral Space & Communications, Ltd.*..........................................        797,450
                                                                                                 -------------
   THEME PARKS - (1.34%)
       118,900    Premier Parks Inc.*..........................................................      3,433,238
                                                                                                 -------------
   TRANSPORTATION - (0.36%)
        35,600    Canadian National Railway Co.................................................        936,725
                                                                                                 -------------

                           Total Common Stock - (identified cost $38,957,666)..................     65,067,531
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                    SECURITY                                               (NOTE 1)
============================================================================================================
SHORT TERM INVESTMENTS - (5.55%)
$   14,226,000    Lehman Brothers Repurchase Agreement, 2.80%, 01/03/00, dated 12/31/99, repurchase value $14,229,319 (collateralized by $14,101,000 par value
                   U.S. Treasury Nts., 5.625%-8.75%, 08/15/00-05/15/08,
                   market value $14,511,949) - (identified cost $14,226,000)...................  $  14,226,000
                                                                                                 -------------


                  Total Investments - (99.88%) - (identified cost $220,313,032) - (a)..........    255,784,660
                  Other Assets Less Liabilities - (0.12%)......................................        302,447
                                                                                                 -------------
                           Net Assets - (100%) ................................................  $ 256,087,107
                                                                                                 =============

*Non-Income Producing Security.

+This security is in default and is not currently paying interest.

 (a) Aggregate cost for Federal Income Tax purposes is $220,330,643. At December
31, 1999 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation......................................................  $  52,790,192
                  Unrealized depreciation......................................................    (17,336,175)
                                                                                                 -------------
                           Net unrealized appreciation.........................................  $  35,454,017
                                                                                                 =============

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $24,820,774 and 9.69% of the Fund's net assets as of December 31, 1999.

(c) Illiquid security. See Note 7 of the Notes to Financial Statements.

(d) As of December 31, 1999 zero coupon bonds represented $32,285,796 or 12.61% of the Fund's net assets. Because zero coupon bonds pay no interest and compound semi-annually at the fixed rate at the time of reissuance, their value is generally more volatile than the value of other debt securities.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999
DAVIS REAL ESTATE FUND

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
=============================================================================================================
COMMON STOCK - (88.22%)
   APARTMENTS  - (4.97%)
     1,819,600    Boardwalk Equities, Inc.*....................................................  $  15,630,786
                                                                                                 -------------
   APARTMENTS (REITS) - (24.60%)
       390,331    Apartment Investment & Management Co.........................................     15,540,053
       545,200    Archstone Communities Trust..................................................     11,176,600
       347,267    Avalon Bay Communities, Inc..................................................     11,915,599
       238,100    Equity Residential Properties Trust..........................................     10,163,894
       411,400    Gables Residential Trust.....................................................      9,873,600
       681,200    Home Properties of New York, Inc. ...........................................     18,690,425
                                                                                                 -------------
                                                                                                    77,360,171
                                                                                                 -------------
   DIVERSIFIED - (2.65%)
       333,715    Crescent Operating, Inc.*....................................................        896,859
       441,300    Trizec Hahn Corp.............................................................      7,446,938
                                                                                                 -------------
                                                                                                     8,343,797
                                                                                                 -------------
   DIVERSIFIED (REITS) - (13.85%)
       531,600    Duke-Weeks Realty Corp.......................................................     10,366,200
       150,400    Liberty Property Trust.......................................................      3,647,200
       374,000    Spieker Properties, Inc......................................................     13,627,625
       489,900    Vornado Realty Trust.........................................................     15,921,750
                                                                                                 -------------
                                                                                                    43,562,775
                                                                                                 -------------
   GOLF (REITS) - (2.60%)
       482,400    Golf Trust of America, Inc. (c)..............................................      8,170,650
                                                                                                 -------------
   HOTELS & LODGING - (2.79%)
       277,700    Marriott International, Inc..................................................      8,764,906
                                                                                                 -------------
   INDUSTRIAL (REITS) - (6.36%)
       265,100    Centerpoint Properties Corp..................................................      9,510,462
       300,000    Centerpoint Properties Corp. Private (b).....................................     10,493,437
                                                                                                 -------------
                                                                                                    20,003,899
                                                                                                 -------------
   MALLS (REITS) - (0.98%)
       109,800    General Growth Properties, Inc...............................................      3,074,400
                                                                                                 -------------
   OFFICE SPACE (REITS) - (18.15%)
       552,300    Alexandria Real Estate Equities, Inc.........................................     17,570,044
       457,400    Boston Properties, Inc.......................................................     14,236,575
       308,400    Cornerstone Properties, Inc..................................................      4,510,350
       114,100    Crescent Real Estate Equities Co.............................................      2,096,587
       109,902    Equity Office Properties Trust...............................................      2,706,337
       163,500    Kilroy Realty Corp...........................................................      3,597,000
       429,400    Parkway Properties Inc.......................................................     12,372,088
                                                                                                 -------------
                                                                                                    57,088,981
                                                                                                 -------------
   REAL ESTATE DEVELOPMENT - (3.33%)
      818,400     Catellus Development Corp.*...............................................        10,485,750
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999
DAVIS REAL ESTATE FUND  -  CONTINUED

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
=============================================================================================================
COMMON STOCK - CONTINUED
   RESORTS/THEME PARKS - (1.10%)
        21,000    Premier Parks Inc.*.........................................................   $     606,375
       158,461    Vail Resorts, Inc.* ........................................................       2,842,394
                                                                                                 -------------
                                                                                                     3,448,769
                                                                                                 -------------
   SHOPPING CENTERS (REITS) - (1.81%)
        72,500    JDN Realty Corp..............................................................      1,169,063
       134,000    Kimco Realty Corp............................................................      4,539,250
                                                                                                 -------------
                                                                                                    5,708,313
                                                                                                 -------------
   STORAGE (REITS) - (5.03%)
       697,300    Public Storage, Inc..........................................................     15,819,994
                                                                                                 -------------

                           Total Common Stock - (identified cost $ 296,732,152)................    277,463,191
                                                                                                 -------------

CONVERTIBLE PREFERRED STOCK - (11.05%)

   DIVERSIFIED (REITS) - (0.30%)
        20,000    Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd................................        932,500
                                                                                                --------------
   MALLS (REITS) - (3.31%)
       520,000    General Growth Properties, 7.25%, 07/15/08 Series, Conv. Pfd.................     10,400,000
                                                                                                --------------
   MULTI-FAMILY HOUSING (REITS) - (0.33%)
        43,700    Equity Residential Properties Trust, 7.00%, Ser. E Conv. Pfd.................      1,032,412
                                                                                                --------------
   OFFICE (REITS) - (2.39%)
       316,500    SL Green Realty Corp., 8.00%, 04/15/08 Series Cum. Conv. Pfd.................      7,516,875
                                                                                                --------------
   RESORTS/THEME PARKS - (4.72%)
       275,100    Premier Parks Inc., 7.50%, Conv. Pfd.........................................     14,855,400
                                                                                                --------------

                           Total Convertible Preferred Stock - (identified cost $39,587,178)...     34,737,187
                                                                                                --------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999
DAVIS REAL ESTATE FUND  -  CONTINUED

                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
============================================================================================================
SHORT TERM INVESTMENTS - (0.79%)
$    2,483,000  State Street Corporation Repurchase Agreement, 2.75%, 01/03/00, dated
                  12/31/99, repurchase value of $2,483,569 (collateralized by $2,640,000 par value Fannie Mae Discount Note, Zero Cpn., 07/07/00,
                  market value $2,557,500) - (identified cost $2,483,000)......................      2,483,000
                                                                                                --------------

                  Total Investment - (100.06%) - (identified cost $ 338,802,330) - (a).........    314,683,378
                  Liabilities Less Other Assets - (0.06%)......................................       (175,235)
                                                                                                --------------
Net Assets - (100%)............................................................................ $  314,508,143
                                                                                                ==============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $ 338,802,330. At December
31, 1999 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation.....................................................  $    9,891,714
                  Unrealized depreciation.....................................................     (34,010,666)
                                                                                                --------------
                           Net unrealized depreciation ........................................ $  (24,118,952)
                                                                                                ==============

(b) Restricted security. See Note 7 of the Notes to Financial Statements.

(c) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 1999. The aggregate fair value of the securities of affiliated companies held by the Fund as of December 31, 1999 amounts to $ 8,170,650. Transactions during the period in which the issuers were affiliates are as follows:

                             Shares                Gross          Gross          Shares                Dividend
Security                     December 31, 1998     Additions      Reductions     December 31, 1999     Income
--------                     -----------------     ---------      ----------     -----------------     ------
Crescent Operating, Inc.(d)        21,740           467,375         155,400           333,715             -

Golf Trust of America, Inc.       225,100           289,100          31,800           482,400          879,516


(d) Not an affiliate as of December 31, 1999.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF ASSETS AND LIABILITIES
At December 31, 1999


                                                                  DAVIS
                                       DAVIS        DAVIS       GOVERNMENT                      DAVIS
                                      GROWTH      GOVERNMENT      MONEY          DAVIS       CONVERTIBLE       DAVIS
                                   OPPORTUNITY       BOND         MARKET        FINANCIAL     SECURITIES     REAL ESTATE
                                       FUND          FUND          FUND           FUND          FUND            FUND
                                   -----------   -----------    ------------  -------------  ------------  -------------
ASSETS:
Investments in securities, at
   value * (see accompanying
 Schedules of Investments)
   Unaffiliated companies..       $125,826,171   $52,837,140    $571,340,723  $ 897,170,348  $255,784,660  $ 306,512,728
   Affiliated companies....               -            -             -               -             -           8,170,650
   Cash....................             27,179        33,081          35,467      4,310,150        18,850        211,093
   Receivables:
    Dividends and interest.             18,026       619,939       3,618,149        650,664     1,186,742      2,228,053
    Capital stock sold.....            285,790       174,617         965,779      2,727,680       467,317      1,443,530
    Investments sold.......             18,749         -              -              -             -               -
   Prepaid expenses........              3,000         -              -              18,364        -              22,298
                                  ------------   -----------    ------------   ------------  ------------   ------------
           Total assets....        126,178,915    53,664,777     575,960,118    904,877,206   257,457,569    318,588,352
                                  ------------   -----------    ------------   ------------  ------------   ------------
   LIABILITIES:
   Payables:
    Investment securities
     purchased.............               -        2,023,200      19,981,000         -             -               -
   Capital stock reacquired            818,329       356,521       1,623,394      3,800,446      945,431       3,543,893
   Accrued expenses........            121,151        78,118         322,834        800,510      253,276         319,009
   Commissions payable to
     distributor (Note 3)..             88,213        52,660          -             762,287      171,755         217,307
   Distributions payable...              -             -              55,971         -             -             -
                                  ------------   -----------    ------------   ------------  ------------   ------------
           Total liabilities         1,027,693     2,510,499      21,983,199      5,363,243     1,370,462      4,080,209
                                  ------------   -----------    ------------   ------------  ------------   ------------
NET ASSETS (Note 5)........       $125,151,222   $51,154,278    $553,976,919   $899,513,963  $256,087,107   $314,508,143
                                  ============   ===========    ============   ============  ============   ============
NET ASSETS CONSISTS OF:
Par value of shares of
  capital stock............             57,884        95,146       5,539,769        313,800       101,834        172,127
Additional paid-in capital.         85,387,857    56,470,386     548,437,150    693,708,095   226,842,102    398,947,636
Accumulated net realized
  gain (loss)..............            388,919    (4,563,360)         -         (19,797,613)   (6,328,457)   (60,492,668)
Net unrealized appreciation
  (depreciation) on
  investment...............         39,316,562      (847,894)         -         225,289,681    35,471,628    (24,118,952)
                                  ------------   -----------    ------------   ------------  ------------   ------------
                                  $125,151,222   $51,154,278    $553,976,919   $899,513,963  $256,087,107   $314,508,143
                                  ============   ===========    ============   ============  ============   ============



* Including repurchase agreements of $2,308,000, $2,655,000, $2,205,000,
$14,226,000 and $2,483,000 for Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, and cost of $86,509,609, $53,685,034, $571,340,723, $671,880,667, $220,313,032 and $338,802,330 for Davis Growth
Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF ASSETS AND LIABILITIES - Continued
At December 31, 1999


                                                                     DAVIS
                                       DAVIS         DAVIS         GOVERNMENT                      DAVIS
                                      GROWTH       GOVERNMENT        MONEY          DAVIS       CONVERTIBLE       DAVIS
                                    OPPORTUNITY       BOND           MARKET       FINANCIAL     SECURITIES     REAL ESTATE
                                       FUND           FUND            FUND           FUND          FUND            FUND
                                   ------------   ------------   ------------   ------------   ------------   ------------
CLASS A SHARES
   Net assets ..................   $ 67,871,062   $ 18,002,355   $501,418,202   $425,584,411   $117,307,996   $147,835,426
   Shares outstanding ..........      3,061,490      3,344,473    501,418,202     14,640,626      4,653,585      8,092,944
   Net asset value and redemp-
      tion price per share (net
      assets/shares outstanding)   $      22.17   $       5.38   $       1.00   $      29.07   $      25.21   $      18.27
                                   ============   ============   ============   ============   ============   ============
   Maximum offering price per
      share (100/95.25 of net
      asset value) .............   $      23.28   $       5.65   $       1.00   $      30.52   $      26.47   $      19.18
                                   ============   ============   ============   ============   ============   ============
CLASS B SHARES
   Net assets ..................   $ 52,234,258   $ 28,344,090   $ 44,518,330   $376,540,958   $ 86,622,534   $ 93,584,637
   Shares outstanding ..........      2,493,470      5,278,012     44,518,330     13,342,960      3,468,327      5,139,415
   Net asset value, offering and
      redemption price per share
      (net assets/shares .......   $      20.95   $       5.37   $       1.00   $      28.22   $      24.98   $      18.21
      outstanding) (Note 3)        ============   ============   ============   ============   ============   ============

CLASS C SHARES
   Net assets ..................   $  5,041,395   $  4,790,904   $  8,040,387   $ 89,128,248   $ 18,936,038   $ 29,951,708
   Shares outstanding ..........        233,235        888,955      8,040,387      3,113,606        748,037      1,633,163
   Net asset value, offering and
      redemption price per share
      (net assets/shares .......   $      21.62   $       5.39   $       1.00   $      28.63   $      25.31   $      18.34
      outstanding) (Note 3)        ============   ============   ============   ============   ============   ============

CLASS Y SHARES
   Net assets ..................   $      4,507   $     16,929           --     $  8,260,346   $ 33,220,539   $ 43,136,372
   Shares outstanding ..........            202          3,124           --          282,766      1,313,449      2,347,213
   Net asset value, offering and
      redemption price per share
      (net assets/shares
      outstanding)..............   $      22.31   $       5.42           --     $      29.21   $      25.29   $      18.38
                                   ============   ============                  ============   ============   ============



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF OPERATIONS
Year ended December 31, 1999


                                                                          DAVIS
                                            DAVIS         DAVIS         GOVERNMENT                      DAVIS
                                           GROWTH       GOVERNMENT        MONEY          DAVIS       CONVERTIBLE        DAVIS
                                         OPPORTUNITY       BOND           MARKET       FINANCIAL     SECURITIES      REAL ESTATE
                                            FUND           FUND            FUND           FUND          FUND             FUND
                                        ------------   -----------     -----------  --------------   -------------   ------------
Investment  Income
   (LOSS):
Income:
   Dividends
     Unaffiliated companies ........... $    778,446   $         -     $      -     $   13,637,407   $   7,894,033   $ 17,876,636
     Affiliated companies .............            -             -                            -               -           879,516
   Interest ...........................       71,275     3,814,564      27,629,969          75,243       3,194,418         88,699
                                        ------------   -----------     -----------  --------------   -------------   ------------
               Total income* ..........      849,721     3,814,564      27,629,969      13,712,650      11,088,451     18,844,851
                                        ------------   -----------     -----------  --------------   -------------   ------------
Expenses:
   Management fees (Note 2) ...........      806,845       304,347       2,529,714       6,133,985       2,003,319      2,683,242
   Custodian fees .....................       57,677        48,630          87,566         163,254          69,576         85,829
   Transfer agent fees
        Class A .......................       78,001        37,767         127,437         569,680         101,145        294,448
        Class B .......................      110,843        56,537          73,563         741,557         135,407        281,120
        Class C .......................       13,773        11,747          19,630         160,164          33,142         61,498
        Class Y .......................           50           157            -             13,529           4,088         10,420
   Audit fees .........................        8,207         7,564          12,211          24,032           8,617         13,869
   Legal fees .........................        4,606         3,252          24,306          50,422          13,885         19,945
   Accounting fees (Note 2) ...........        6,504         2,496          37,500          14,496           7,500          9,504
   Reports to shareholders ............       30,787        29,828         138,584         313,029          78,220        123,251
   Directors'  fees and expenses ......        8,840         5,625          46,456          73,796          24,435         29,800
   Registration and filing fees .......       69,928        68,899         139,225         179,513          86,624        101,550
   Miscellaneous ......................       20,296         7,209          48,810          99,315          32,933         23,150
   Distribution plan payments (Note 3)
        Class A .......................      114,740        51,351            -            866,206         227,169        392,768
        Class B .......................      481,629       327,123            -          4,177,902         888,663      1,198,831
        Class C .......................       34,846        65,473            -            957,064         225,161        337,845
                                        ------------   -----------     -----------  --------------   -------------   ------------
               Total expenses .........    1,847,572     1,028,005       3,285,002      14,537,944       3,939,884      5,667,070
               Expenses paid indirectly
                (Note 6)...............       (2,118)         (997)         (3,002)         (3,806)         (4,951)        (5,781)
                                        ------------   -----------     -----------  --------------   -------------   ------------
               Net expenses ...........    1,845,454     1,027,008       3,282,000      14,534,138       3,934,933      5,661,289
                                        ------------   -----------     -----------  --------------   -------------   ------------
                    Net investment
                       income (loss) ..     (995,733)    2,787,556      24,347,969        (821,488)      7,153,518     13,183,562
                                        ------------   -----------     -----------  --------------   -------------   ------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from
  investment trancstions
      Unaffiliated companies...........   28,051,629    (3,856,726)           -        (13,583,626)      1,735,065    (54,425,825)
      Affiliated companies ............     (211,102)       -                 -         (4,657,654)              -       (394,218)
Net change in unrealized appreciation
   /(depreciation) of  investments ....    3,773,440    (1,425,531)           -          5,225,551      21,964,910      8,255,614
                                        ------------   -----------     -----------  --------------   -------------   ------------
Net realized and unrealized
      Unaffiliated companies ..........   31,613,967    (5,282,257)           -        (13,015,729)     23,699,975    (46,564,429)
                                        ------------   -----------     -----------  --------------   -------------   ------------
      Net increase (decrease) in net
           assets resulting from
           Operations ................. $ 30,618,234   $(2,494,701)    $24,347,969  $  (13,837,217)  $  30,853,493   $(33,380,867)
                                        ============   ===========     ===========  ==============   =============   ============

*Net of foreign taxes
   withheld as follows: ............... $      2,643   $     -         $      -     $       16,152   $       5,542   $      6,857


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Year ended December 31, 1999


                                                                      DAVIS
                                       DAVIS         DAVIS         GOVERNMENT                      DAVIS
                                      GROWTH       GOVERNMENT        MONEY          DAVIS       CONVERTIBLE        DAVIS
                                    OPPORTUNITY       BOND           MARKET       FINANCIAL     SECURITIES      REAL ESTATE
                                       FUND           FUND            FUND           FUND          FUND             FUND
                                   ------------   -----------     -----------  --------------   -------------   ------------
OPERATIONS:
   Net investment income (loss)    $   (995,733)  $  2,787,556   $ 24,347,969   $   (821,488)  $  7,153,518   $ 13,183,562
   Net realized gain (loss) from
      investment transactions ..     27,840,527     (3,856,726)          --      (18,241,280)     1,735,065    (54,820,043)
   Net change in unrealized
      appreciation/(depreciation)
      of investments ...........      3,773,440     (1,425,531)          --        5,225,551     21,964,910      8,255,614
                                   ------------   ------------   ------------   ------------   ------------   ------------
   Net increase (decrease) in
      net assets resulting from
      operations ...............     30,618,234     (2,494,701)    24,347,969    (13,837,217)    30,853,493    (33,380,867)

DIVIDENDS AND DISTRIBUTIONS  TO
   SHAREHOLDERS  FROM:
   Net investment income
      Class A ..................           --       (1,079,677)   (22,123,099)          --       (3,737,774)    (6,800,729)
      Class B ..................           --       (1,421,228)    (1,826,938)          --       (1,886,615)    (3,557,875)
      Class C ..................           --         (280,468)      (397,932)          --         (476,532)    (1,032,423)
      Class Y ..................           --           (6,183)          --             --       (1,052,597)    (1,784,407)

   Realized gains from investment
   transactions
      Class A ..................    (13,615,051)          --             --             --       (3,779,462)          --
      Class B ..................    (11,980,005)          --             --             --       (2,703,748)          --
      Class C ..................       (850,350)          --             --             --         (592,162)          --
      Class Y ..................        (10,469)          --             --             --         (988,150)          --

   Return of capital
      Class A ..................           --         (136,983)          --             --          (43,674)    (1,295,430)
      Class B ..................           --         (180,317)          --             --          (22,044)      (677,718)
      Class C ..................           --          (35,584)          --             --           (5,568)      (196,660)
      Class Y ..................           --             (784)          --             --          (12,299)      (339,901)

CAPITAL SHARE
   TRANSACTIONS:

   Net increase (decrease) in net assets
   resulting from capital share
   transactions (Note 5)
      Class A ..................     12,642,166     (1,292,187)    28,541,312    (30,643,859)   (22,674,204)   (26,892,032)
      Class B ..................     (9,298,238)    (4,635,530)     9,052,299    (35,203,119)    (9,400,210)   (34,754,115)
      Class C ..................      1,196,224     (2,779,262)     1,909,677     (1,568,115)    (8,796,270)        42,072
      Class Y ..................        (67,521)      (323,278)          --       (2,143,927)       780,544     11,466,558
                                   ------------   ------------   ------------   ------------   ------------   ------------

         Total increase (decrease)
            in net assets ......      8,634,990    (14,666,182)    39,503,288    (83,396,237)   (24,537,272)   (99,203,527)

NET ASSETS:
   Beginning of period .........    116,516,232     65,820,460    514,473,631    982,910,200    280,624,379    413,711,670
                                   ------------   ------------   ------------   ------------   ------------   ------------

   End of period ...............   $125,151,222   $ 51,154,278   $553,976,919   $899,513,963   $256,087,107   $314,508,143
                                   ============   ============   ============   ============   ============   ============



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Year ended December 31, 1998


                                                                     DAVIS
                                       DAVIS         DAVIS         GOVERNMENT                      DAVIS
                                      GROWTH       GOVERNMENT        MONEY          DAVIS       CONVERTIBLE        DAVIS
                                    OPPORTUNITY       BOND           MARKET       FINANCIAL     SECURITIES      REAL ESTATE
                                       FUND           FUND            FUND           FUND          FUND             FUND
                                   ------------   -----------     -----------  --------------   -------------   ------------
OPERATIONS:
   Net investment income (loss)    $ (1,002,598)  $  1,935,171   $ 24,003,183   $   (632,007)  $  7,885,939   $ 12,331,188
   Net realized gain (loss) from
      investment transactions ..      6,203,448         52,416           --       (1,754,284)     3,179,282     (5,680,753)
   Net change in unrealized
      appreciation/(depreciation)
      of investments ...........     (4,643,587)        97,364           --       94,092,422    (18,721,504)   (78,469,955)
                                   ------------   ------------   ------------   ------------   ------------   ------------
   Net increase (decrease) in
      net assets resulting from
      operations ...............        557,263      2,084,951     24,003,183     91,706,131     (7,656,283)   (71,819,520)

DIVIDENDS AND
   DISTRIBUTIONS TO
   SHAREHOLDERS FROM:

   Net investment income
      Class A ..................           --       (1,011,026)   (22,555,142)          --       (4,305,724)    (6,590,346)
      Class B ..................           --         (824,586)    (1,203,998)          --       (1,892,880)    (3,781,620)
      Class C ..................           --         (117,098)      (244,043)          --         (530,204)      (700,728)
      Class Y ..................           --           (3,500)          --             --       (1,157,131)    (1,258,494)

   Realized gains from investment
   transactions
      Class A ..................     (2,392,175)          --             --             --       (1,495,013)          --
      Class B ..................     (2,818,423)          --             --             --       (1,025,386)          --
      Class C ..................       (167,105)          --             --             --         (293,996)          --
      Class Y ..................         (3,289)          --             --             --         (339,290)          --

   Return of capital
      Class A ..................           --         (128,856)          --             --          (32,807)      (290,164)
      Class B ..................           --         (105,094)          --             --          (14,423)      (166,501)
      Class C ..................           --          (14,924)          --             --           (4,040)       (30,852)
      Class Y ..................           --             (446)          --             --           (8,818)       (55,416)

CAPITAL SHARE
   TRANSACTIONS:

   Net increase (decrease) in net
   assets resulting from capital
   share transactions (Note 5)
      Class A ..................      5,761,804      3,704,166     20,572,302    119,526,856     51,865,638     91,841,839
      Class B ..................      1,813,973     23,364,964     24,543,979    190,577,787     60,704,983     61,511,162
      Class C ..................      1,312,781      8,011,305      4,412,062     66,688,051     21,650,844     31,122,949
      Class Y ..................          3,484        354,057           --        5,775,012     (3,323,361)    16,688,859
                                   ------------   ------------   ------------   ------------   ------------   ------------
         Total increase in
         net assets                   4,068,313     35,313,913     49,528,343    474,273,837    112,142,109    116,471,168

NET ASSETS:
   Beginning of period .........    112,447,919     30,506,547    464,945,288    508,636,363    168,482,270    297,240,502
                                   ------------   ------------   ------------   ------------   ------------   ------------

   End of period ...............   $116,516,232   $ 65,820,460   $514,473,631   $982,910,200   $280,624,379   $413,711,670
                                   ============   ============   ============   ============   ============   ============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
At December 31, 1999

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (the Company) is registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock in the following six series (collectively "the Funds"):

DAVIS GROWTH OPPORTUNITY FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

DAVIS GOVERNMENT BOND FUND seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

DAVIS GOVERNMENT MONEY MARKET FUND seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

DAVIS FINANCIAL FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking and financial services industries.

DAVIS CONVERTIBLE SECURITIES FUND seeks to achieve total return. It invests primarily in convertible securities, which combine fixed income with potential for capital appreciation. It may invest in lower rated bonds commonly known as "junk bonds," so long as no such investment would cause 35% or more of the Fund's net assets to be so invested.

DAVIS REAL ESTATE FUND seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities and operations of each series. Each series offers shares in four classes, Class A, Class B, Class C and Class Y (except for Davis Government Money Market Fund, which does not offer Class Y shares). The Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund which are sold at net asset value. Class B and C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1999

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

A. VALUATION OF SECURITIES - Portfolio securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FORWARD CURRENCY CONTRACTS - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

D. FEDERAL INCOME TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At December 31, 1999, Davis Government Bond Fund had approximately $4,563,000 of capital loss carryovers and post October losses available to offset future capital gains which expire between 2001 and 2008. At December 31, 1999, Davis Financial Fund had approximately $19,798,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, of which expire between 2006 and 2008. At December 31, 1999, Davis Convertible Securities Fund had approximately $6,311,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire in 2008. At December 31, 1999, Davis Real Estate Fund had approximately $60,493,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which will expire between 2006 and 2008.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1999

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on debt securities are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, for Davis Growth Opportunity Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $995,733 and a corresponding decrease in accumulated net realized gain; for Davis Government Bond Fund, amounts have been reclassified to reflect a decrease in accumulated net realized loss of $84,293 and a corresponding decrease in additional paid-in capital; for Davis Financial Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $821,488, a decrease in additional paid-in capital of $1,019,439 and an increase in accumulated gains of $197,951; for Davis Convertible Securities Fund amounts have been reclassified to reflect an increase in accumulated net realized losses of $25,597 and a corresponding increase in additional paid in capital; and for Davis Real Estate Fund, amounts have been reclassified to reflect a decrease in undistributed net investment income of $8,128 and a corresponding decrease in accumulated net realized loss.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH  AFFILIATE

     Advisory fees are paid monthly to Davis Selected Advisers, L.P., the Funds' investment adviser (the "Adviser"). The fee for the Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million of average net assets and 0.40% of average net assets in excess of $500 million. The fee for the Davis Government Bond Fund is 0.50% average net assets. The fee for each of the Davis Growth Opportunity Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund is 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, and 0.55% of the average net assets in excess of $500 million.

     The Adviser is paid for registering fund shares for sale in various states. The fee for the year ended December 31, 1999 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, amounted to $9,996 for each fund. State Street Bank & Trust Company ("State Street Bank") is the Funds' primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended December 31, 1999 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $ 23,054, $7,095, $19,104, $165,263, $25,721 and $57,797, respectively. State Street Bank is the Funds' primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee for the year ended December 31, 1999 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1999

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATE - (CONTINUED)

Securities Fund and Davis Real Estate Fund amounted to $6,504, $2,496, $37,500, $14,496, $7,500 and $9,504, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

     Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub- adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

     Each fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the year ended December 31, 1999, SCD received $19,527 and $16,260 in commissions on the purchases and sales of portfolio securities in the Davis Growth Opportunity Fund and Davis Financial Fund, respectively.

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES

     CLASS A SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

     Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

     During the year ended December 31, 1999, Davis Distributors, LLC, the Funds' Underwriter (the "Underwriter" or "Distributor") received $57,858, $50,142, $1,456,334, $233,781 and $357,316 from commissions earned on sales of
Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, of which $8,181, $7,013, $226,502, $33,590 and $55,075 was retained by the Underwriter and the remaining $49,677, $43,129, $1,229,832, $200,191 and $302,241 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Funds' registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

     The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The service fee for Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund for the year ended December 31, 1999 was $114,740, $51,351, $866,206, $227,169 and $392,768, respectively.

     CLASS B SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

     Class B shares of the Funds are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge my be assessed on shares redeemed within six years of purchase.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1999

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

     Each of the Class B shares of the Funds (other than Davis Government Money Market Fund) pay a distribution fee to reimburse the Distributor for commission advances on the sale of each Fund's Class B shares. The National Association of Securities Dealers Inc. (the "NASD"), limits the percentage of each fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limit the aggregate amount the Funds may pay for distribution to 6.25% of gross Funds sales since inception of the Distribution Plans plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime rate plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

     During the year ended December 31, 1999, Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund made distribution plan payments which included distribution fees of $365,002, $246,727, $3,139,462, $670,517 and $900,602, respectively and service fees of $116,627, $80,396,
$1,038,440, $218,146 and $298,229, respectively.

     Commission advances by the Distributor during the year ended December 31, 1999 on the sale of Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $151,631, $205,391, $2,527,789, $502,300 and $762,424 of which $90,532, $134,706, $2,481,282, $455,013 and $727,425 was
reallowed to qualified selling dealers.

     The Distributor intends to seek payment from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund in the amounts of $234,155, $203,105, $11,102,188, $3,457,997 and $6,233,584, respectively, representing the cumulative commission advances by the Distributor on the sale of the Funds' Class B shares, plus interest, reduced by cumulative distribution fees paid by the Funds and cumulative contingent deferred sales charges paid by redeeming shareholders. The Funds have no contractual obligation to pay any such distribution charges and the amounts, if any, timing and condition of such payments are solely within the discretion of the Directors who are not interested persons of the Funds or the Distributor.

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended December 31, 1999 the Distributor received contingent deferred sales charges from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund of $223,970, $236,953, $1,911,297, $395,597 and $831,806,
respectively.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1999

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

     CLASS C SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

     Class C shares of the Funds are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Funds pay the Distributor 1% of the Funds' average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

     During the year ended December 31, 1999, Class C shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Fund and Davis Real Estate Fund made distribution payments of $34,846, $65,473, $957,064, $225,161 and $337,845, respectively. During the year ended December 31, 1999, the Distributor received $3,124, $16,953, $123,532, $39,053 and $45,334 in contingent deferred sales charges from Class C shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities and Davis Real Estate Fund, respectively.

DAVIS GOVERNMENT MONEY MARKET FUND

   All classes of shares of the Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of the Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 1999 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Real Estate Fund were as follows:

                                      DAVIS                DAVIS                                    DAVIS
                                     GROWTH             GOVERNMENT              DAVIS            CONVERTIBLE             DAVIS
                                   OPPORTUNITY             BOND               FINANCIAL          SECURITIES           REAL ESTATE
                                      FUND                 FUND                 FUND                FUND                 FUND
                               -----------------    -----------------    -----------------    -----------------    -----------------
Cost of purchases............. $     107,272,441    $      87,383,076    $     170,798,035    $      86,421,224    $     194,240,203
Proceeds of sales............. $     129,354,101    $      93,260,819    $     245,156,313    $     144,590,768    $     237,112,566


NOTE 5 - CAPITAL STOCK

     At December 31, 1999 there were 10 billion shares of capital stock ($0.01 par value per share) authorized of which 550 million shares each are designated to the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund.
5.1 million shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1999

NOTE 5 - CAPITAL STOCK - (CONTINUED)



                                                                           YEAR ENDED
CLASS A                                                                DECEMBER 31, 1999
                                   -----------------------------------------------------------------------------------------
                                                                     DAVIS
                                       DAVIS         DAVIS         GOVERNMENT                      DAVIS
                                      GROWTH       GOVERNMENT        MONEY          DAVIS       CONVERTIBLE        DAVIS
                                    OPPORTUNITY       BOND           MARKET       FINANCIAL     SECURITIES      REAL ESTATE
                                       FUND           FUND            FUND           FUND          FUND             FUND
                                   ------------   -----------     -----------  --------------   -------------   ------------
Shares sold ....................      3,145,959      3,817,254    489,311,673      4,127,181      1,429,788      4,292,076
Shares issued in reinvestment
      of distributions .........        663,905        151,900     22,489,378           --          296,598        373,568
                                   ------------   ------------   ------------   ------------   ------------   ------------
                                      3,809,864      3,969,154    511,801,051      4,127,181      1,726,386      4,665,644
Shares redeemed ................     (3,126,446)    (4,231,047)  (483,259,739)    (5,202,234)    (2,664,056)    (6,138,111)
                                   ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) ..        683,418       (261,893)    28,541,312     (1,075,053)      (937,670)    (1,472,467)
                                   ============   ============   ============   ============   ============   ============
Proceeds from shares sold ......   $ 63,534,504   $ 21,367,729   $489,311,673   $123,524,984   $ 35,529,821   $ 85,547,857
Proceeds from shares issued in
      reinvestment of
      distributions ............     13,032,786        850,367     22,489,378           --        7,198,251      7,118,561
                                   ------------   ------------   ------------   ------------   ------------   ------------
                                     76,567,290     22,218,096    511,801,051    123,524,984     42,728,072     92,666,418

Cost of shares redeemed ........    (63,925,124)   (23,510,283)  (483,259,739)  (154,168,843)   (65,402,276)  (119,558,450)
                                   ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) ..   $ 12,642,166   $ (1,292,187)  $ 28,541,312   $(30,643,859)  $(22,674,204)  $(26,892,032)
                                   ============   ============   ============   ============   ============   ============

                                                                           YEAR ENDED
CLASS A                                                                DECEMBER 31, 1999
                                   -----------------------------------------------------------------------------------------
                                                                     DAVIS
                                       DAVIS         DAVIS         GOVERNMENT                      DAVIS
                                      GROWTH       GOVERNMENT        MONEY          DAVIS       CONVERTIBLE        DAVIS
                                    OPPORTUNITY       BOND           MARKET       FINANCIAL     SECURITIES      REAL ESTATE
                                       FUND           FUND            FUND           FUND          FUND             FUND
                                   ------------   -----------     -----------  --------------   -------------   ------------
Shares sold ....................      1,518,470      3,160,162    539,737,311     12,668,316      3,736,408      8,062,035
Shares issued in reinvestment
      of distributions .........        107,320        141,050     22,137,587            138        211,983        275,560
                                   ------------   ------------   ------------   ------------   ------------   ------------
                                      1,625,790      3,301,212    561,874,898     12,668,454      3,948,391      8,337,595
Shares redeemed ................     (1,398,742)    (2,689,218)  (541,302,595)    (8,327,667)    (1,924,393)    (4,577,513)
                                   ------------   ------------   ------------   ------------   ------------   ------------
      Net increase .............        227,048        611,994     20,572,303      4,340,787      3,760,082      2,023,998
                                   ============   ============   ============   ============   ============   ============
Proceeds from shares sold ......   $ 35,361,613   $ 18,668,243   $539,737,311   $343,611,116   $ 93,013,319   $188,681,546
Proceeds from shares issued in
      reinvestment
      of distributions .........      2,307,465        828,828     22,137,587          3,438      5,077,907      6,083,772
                                   ------------   ------------   ------------   ------------   ------------   ------------
                                     37,669,078     19,497,071    561,874,898    343,614,554     98,091,226    194,765,318
Cost of shares redeemed ........    (31,907,274)   (15,792,905)  (541,302,596)  (224,087,698)   (46,225,588)  (102,923,479)
                                   ------------   ------------   ------------   ------------   ------------   ------------
      Net increase .............   $  5,761,804   $  3,704,166   $ 20,572,302   $119,526,856   $ 51,865,638   $ 91,841,839
                                   ============   ============   ============   ============   ============   ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1999

NOTE 5 - CAPITAL STOCK - (CONTINUED)


                                                                           YEAR ENDED
CLASS B                                                                DECEMBER 31, 1999
                                   -----------------------------------------------------------------------------------------
                                                                     DAVIS
                                       DAVIS         DAVIS         GOVERNMENT                      DAVIS
                                      GROWTH       GOVERNMENT        MONEY          DAVIS       CONVERTIBLE        DAVIS
                                    OPPORTUNITY       BOND           MARKET       FINANCIAL     SECURITIES      REAL ESTATE
                                       FUND           FUND            FUND           FUND          FUND             FUND
                                   ------------   -----------     -----------  --------------   -------------   ------------
Shares sold ....................        457,988      4,342,349     77,842,904      2,787,722        617,097      1,038,220
Shares issued in reinvestment
      of distributions .........        578,680        159,671      1,559,286           --          157,317        159,571
                                   ------------   ------------   ------------   ------------   ------------   ------------
                                      1,036,668      4,502,020     79,402,190      2,787,722        774,414      1,197,791
Shares redeemed ................     (1,404,098)    (5,344,647)   (70,349,891)    (4,042,943)    (1,163,669)    (3,026,165)
                                   ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) ..       (367,430)      (842,627)     9,052,299     (1,255,221)      (389,255)    (1,828,374)
                                   ============   ============   ============   ============   ============   ============
Proceeds from shares sold ......   $  9,046,160   $ 24,390,433   $ 77,842,904   $ 81,577,802   $ 15,267,911   $ 20,759,379
Proceeds from shares issued in
      reinvestment of
      distributions ............     10,803,653        890,085      1,559,286           --        3,765,045      3,017,103
                                   ------------   ------------   ------------   ------------   ------------   ------------
                                     19,849,813     25,280,518     79,402,190     81,577,802     19,032,956     23,776,482
Cost of shares redeemed ........    (29,148,051)   (29,916,048)   (70,349,891)  (116,780,921)   (28,433,166)   (58,530,597)
                                   ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) ..   $ (9,298,238)  $ (4,635,530)  $  9,052,299   $(35,203,119)  $ (9,400,210)  $(34,754,115)
                                   ============   ============   ============   ============   ============   ============


                                                                           YEAR ENDED
CLASS B                                                                DECEMBER 31, 1999
                                   -----------------------------------------------------------------------------------------
                                                                     DAVIS
                                       DAVIS         DAVIS         GOVERNMENT                      DAVIS
                                      GROWTH       GOVERNMENT        MONEY          DAVIS       CONVERTIBLE        DAVIS
                                    OPPORTUNITY       BOND           MARKET       FINANCIAL     SECURITIES      REAL ESTATE
                                       FUND           FUND            FUND           FUND          FUND             FUND
                                   ------------   -----------     -----------  --------------   -------------   ------------
Shares sold ....................        868,064      7,172,861     95,164,634      9,271,722      2,999,720      4,400,784
Shares issued in reinvestment
      of distributions .........        130,667         93,650      1,056,722            177         95,158        125,670
                                   ------------   ------------   ------------   ------------   ------------   ------------
                                        998,731      7,266,511     96,221,356      9,271,899      3,094,878      4,526,454
Shares redeemed ................       (943,806)    (3,313,729)   (71,677,377)    (2,293,408)      (657,019)    (2,072,314)
                                   ------------   ------------   ------------   ------------   ------------   ------------
      Net increase .............         54,925      3,952,782     24,543,979      6,978,491      2,437,859      2,454,140
                                   ============   ============   ============   ============   ============   ============

Proceeds from shares sold ......   $ 19,480,204   $ 42,278,281   $ 95,164,634   $249,847,256   $ 73,963,154   $104,063,066
Proceeds from shares issued in
      reinvestment of
      distributions ............      2,708,838        549,153      1,056,722          4,293      2,243,009      2,757,015
                                   ------------   ------------   ------------   ------------   ------------   ------------
                                     22,189,042     42,827,434     96,221,356    249,851,549     76,206,163    106,820,081
Cost of shares redeemed ........    (20,375,069)   (19,462,470)   (71,677,377)   (59,273,762)   (15,501,180)   (45,308,919)
                                   ------------   ------------   ------------   ------------   ------------   ------------
      Net increase .............   $  1,813,973   $ 23,364,964   $ 24,543,979   $190,577,787   $ 60,704,983   $ 61,511,162
                                   ============   ============   ============   ============   ============   ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1999

NOTE 5 - CAPITAL STOCK - (CONTINUED)


                                                                           YEAR ENDED
CLASS C                                                                DECEMBER 31, 1999
                                   -----------------------------------------------------------------------------------------
                                                                     DAVIS
                                       DAVIS         DAVIS         GOVERNMENT                      DAVIS
                                      GROWTH       GOVERNMENT        MONEY          DAVIS       CONVERTIBLE        DAVIS
                                    OPPORTUNITY       BOND           MARKET       FINANCIAL     SECURITIES      REAL ESTATE
                                       FUND           FUND            FUND           FUND          FUND             FUND
                                   ------------   -----------     -----------  --------------   -------------   ------------
Shares sold ....................        134,267      1,009,453     24,201,099      1,209,312        171,632        839,413
Shares issued
      in reinvestment
      of distributions .........         39,822         22,464        340,222           --           35,118         49,829
                                   ------------   ------------   ------------   ------------   ------------   ------------
                                        174,089      1,031,917     24,541,321      1,209,312        206,750        889,242
Shares redeemed ................       (108,727)    (1,528,758)   (22,631,644)    (1,272,377)      (565,480)      (905,955)
                                   ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) ..         65,362       (496,841)     1,909,677        (63,065)      (358,730)       (16,713)
                                   ============   ============   ============   ============   ============   ============

Proceeds from shares sold ......   $  2,717,503   $  5,692,361   $ 24,201,099   $ 35,843,664   $  4,362,506   $ 16,613,743
Proceeds from shares issued in
      reinvestment of
      distributions ............        762,795        125,485        340,222           --          852,435        947,417
                                   ------------   ------------   ------------   ------------   ------------   ------------
                                      3,480,298      5,817,846     24,541,321     35,843,664      5,214,941     17,561,160
Cost of shares redeemed ........     (2,284,074)    (8,597,108)   (22,631,644)   (37,411,779)   (14,011,211)   (17,519,088)
                                   ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) ..   $  1,196,224   $ (2,779,262)  $  1,909,677   $ (1,568,115)  $ (8,796,270)  $     42,072
                                   ============   ============   ============   ============   ============   ============


                                                                           YEAR ENDED
CLASS C                                                                DECEMBER 31, 1999
                                   -----------------------------------------------------------------------------------------
                                                                     DAVIS
                                       DAVIS         DAVIS         GOVERNMENT                      DAVIS
                                      GROWTH       GOVERNMENT        MONEY          DAVIS       CONVERTIBLE        DAVIS
                                    OPPORTUNITY       BOND           MARKET       FINANCIAL     SECURITIES      REAL ESTATE
                                       FUND           FUND            FUND           FUND          FUND             FUND
                                   ------------   -----------     -----------  --------------   -------------   ------------
Shares sold ....................        151,917      2,106,807     22,054,854      2,982,995      1,106,813      1,702,090
Shares issued
      in reinvestment
      of distributions .........          7,636          9,341        203,415           --           25,053         23,551
                                   ------------   ------------   ------------   ------------   ------------   ------------
                                        159,553      2,116,148     22,258,269      2,982,995      1,131,866      1,725,641
Shares redeemed ................       (106,932)      (766,851)   (17,846,207)      (565,286)      (273,399)      (402,275)
                                   ------------   ------------   ------------   ------------   ------------   ------------
      Net increase .............         52,621      1,349,297      4,412,062      2,417,709        858,467      1,323,366
                                   ============   ============   ============   ============   ============   ============

Proceeds from
      shares sold ..............   $  3,480,079   $ 12,473,788   $ 22,054,854   $ 81,536,806   $ 27,554,478   $ 39,481,196
Proceeds from shares issued in
      reinvestment of
      distributions ............        162,272         55,001        203,415           --          597,272        511,436
                                   ------------   ------------   ------------   ------------   ------------   ------------
                                      3,642,351     12,528,789     22,258,269     81,536,806     28,151,750     39,992,632
Cost of shares
      redeemed .................     (2,329,570)    (4,517,484)   (17,846,207)   (14,848,755)    (6,500,906)    (8,869,683)
                                   ------------   ------------   ------------   ------------   ------------   ------------
      Net increase .............   $  1,312,781   $  8,011,305   $  4,412,062   $ 66,688,051   $ 21,650,844   $ 31,122,949
                                   ============   ============   ============   ============   ============   ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1999

NOTE 5 - CAPITAL STOCK - (CONTINUED)

CLASS Y

                                                                       YEAR ENDED
                                                                   DECEMBER 31, 1999
                                      -----------------------------------------------------------------------------
                                          DAVIS           DAVIS                           DAVIS           DAVIS
                                         GROWTH        GOVERNMENT         DAVIS         CONVERTIBLE        REAL
                                       OPPORTUNITY        BOND          FINANCIAL        SECURITIES       ESTATE
                                          FUND            FUND             FUND             FUND            FUND
                                      ------------    ------------    ------------    ------------    ------------
Shares sold .......................          1,516           4,288         142,397          24,246         658,578
Shares issued in reinvestment
      of distributions ............           --                 1            --            82,267         116,912
                                      ------------    ------------    ------------    ------------    ------------
                                             1,516           4,289         142,397         106,513         775,490
Shares redeemed ...................         (4,660)        (60,684)       (215,183)        (74,107)       (204,631)
                                      ------------    ------------    ------------    ------------    ------------
      Net increase (decrease) .....         (3,144)        (56,395)        (72,786)         32,406         570,859
                                      ============    ============    ============    ============    ============

Proceeds from shares sold .........   $     34,406    $     24,947    $  4,266,232    $    590,321    $ 13,107,822
Proceeds from shares issued in
      reinvestment of distributions           --                 5            --         2,008,602       2,244,759
                                      ------------    ------------    ------------    ------------    ------------
                                            34,406          24,952       4,266,232       2,598,923      15,352,581
Cost of shares redeemed ...........       (101,927)       (348,230)     (6,410,159)     (1,818,379)     (3,886,023)
                                      ------------    ------------    ------------    ------------    ------------
      Net increase (decrease) .....   $    (67,521)   $   (323,278)   $ (2,143,927)   $    780,544    $ 11,466,558
                                      ============    ============    ============    ============    ============


CLASS Y                                                        SEPTEMBER 1,
                                                            1998 (INCEPTION
                                          YEAR ENDED       OF CLASS) THROUGH                     YEAR ENDED
                                      DECEMBER 31, 1998    DECEMBER 31, 1998                 DECEMBER 31, 1998
                                      -----------------    -----------------   --------------------------------------------
                                             DAVIS              DAVIS                              DAVIS           DAVIS
                                            GROWTH           GOVERNMENT            DAVIS         CONVERTIBLE        REAL
                                          OPPORTUNITY           BOND             FINANCIAL        SECURITIES       ESTATE
                                             FUND               FUND               FUND             FUND            FUND
                                         ------------       ------------       ------------    ------------    ------------
Shares sold .......................             4,004             64,225            384,619          83,627         754,373
Shares issued in reinvestment
      of distributions ............               153                259               --            59,589          52,922
                                         ------------       ------------       ------------    ------------    ------------
                                                4,157             64,484            384,619         143,216         807,295
Shares redeemed ...................            (4,997)            (4,965)          (177,312)       (304,192)        (93,138)
                                         ------------       ------------       ------------    ------------    ------------
      Net increase (decrease) .....              (840)            59,519            207,307        (160,976)        714,157
                                         ============       ============       ============    ============    ============

Proceeds from shares sold .........      $    101,885       $    381,919       $ 10,496,605    $  2,093,815    $ 17,553,545
Proceeds from shares issued in
      reinvestment of distributions             3,290              1,533               --         1,437,986       1,168,974
                                         ------------       ------------       ------------    ------------    ------------
                                              105,175            383,452         10,496,605       3,531,801      18,722,519
Cost of shares redeemed ...........          (101,691)           (29,395)        (4,721,593)     (6,855,162)     (2,033,660)
                                         ------------       ------------       ------------    ------------    ------------
      Net increase (decrease) .....      $      3,484       $    354,057       $  5,775,012    $ (3,323,361)   $ 16,688,859
                                         ============       ============       ============    ============    ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1999

NOTE 6 - CUSTODY FEES

     Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $2,118, $997, $3,002, $3,806, $4,951 and $5,781 for Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, during the year ended December 31, 1999.

NOTE 7 - RESTRICTED AND ILLIQUID SECURITIES

     Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities in Davis Real Estate Fund was $10,493,437, or 3.34% of the Fund's net assets as of December 31, 1999. Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of illiquid securities in Davis Convertible Securities Fund was $4,238,520, or 1.66% of the Fund's net assets as of December 31, 1999. Information concerning restricted and illiquid securities is as follows:

                                                Acquisition                                               Valuation per Unit as of
Fund               Security                         Date            Shares/Par         Cost per Unit          December 31, 1999
----               --------                     -----------         ----------         -------------      ------------------------
Davis              CenterPoint Properties
Real Estate        Corp. Private                  04/02/98           300,000              $ 33.375               $ 34.978125

Davis
Convertible
Securities         Bank One Corp.,  Conv.
                   Deb.  12.75%, 12/01/00         04/29/99         2,441,000              $291.84                $172.00

Davis
Convertible
Securities         Florida West Airlines,
                   Inc., 8.00%, 03/25/99          03/23/94           500,000              $100.00                $  8.00

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                                             YEAR ENDED
                                                                            DECEMBER 31,
                                              -------------------------------------------------------------------------
                                                 1999           1998           1997           1996               1995
                                              ----------     ----------     ----------     ----------        ----------
Net Asset Value, Beginning of Period ......   $    21.96     $    22.49     $    18.93     $    17.25        $    12.83
                                              ----------     ----------     ----------     ----------        ----------

Income  (Loss) From Investment  Operations
   Net Investment Loss ....................         --            (0.09)         (0.10)         (0.13)            (0.11)
   Net Realized and Unrealized Gains ......         5.86           0.59           5.34           3.37              6.08
                                              ----------     ----------     ----------     ----------        ----------
         Total From  Investment Operations          5.86           0.50           5.24           3.24              5.97
                                              ----------     ----------     ----------     ----------        ----------

Distributions
   Distributions from Realized Gains ......        (5.65)         (1.03)         (1.68)         (1.55)            (1.55)
   Return of Capital ......................         --             --             --            (0.01)             --
                                              ----------     ----------     ----------     ----------        ----------
         Total Distributions ..............        (5.65)         (1.03)         (1.68)         (1.56)            (1.55)
                                              ----------     ----------     ----------     ----------        ----------
Net Asset Value, End of Period ............   $    22.17     $    21.96     $    22.49     $    18.93        $    17.25
                                              ==========     ==========     ==========     ==========        ==========

Total Return(1) ...........................        31.45%          2.32%         27.70%         18.73%            46.65%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)   $   67,871     $   52,212     $   48,386     $   27,158        $   22,890
   Ratio of Expenses to Average Net Assets          1.29%          1.32%          1.27%          1.49%(2)          1.51%
   Ratio of Net Investment Loss to
      Average Net Assets ..................        (0.50)%        (0.38)%        (0.58)%        (0.76)%           (0.71)%
   Portfolio Turnover Rate(3) .............       100.30%         18.03%         19.33%         30.55%            30.07%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.48% For 1996. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                                        YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------------------------
                                                 1999           1998           1997              1996              1995
                                              ----------     ----------     ----------        ----------        ----------
Net Asset Value, Beginning of Period ......   $    21.18     $    21.88     $    18.58        $    17.08        $    12.82
                                              ----------     ----------     ----------        ----------        ----------

Income  (Loss) From Investment  Operations
   Net Investment Loss ....................         --            (0.26)         (0.25)            (0.27)            (0.26)
   Net Realized and Unrealized Gains ......         5.42           0.59           5.23              3.33              6.07
                                              ----------     ----------     ----------        ----------        ----------
         Total From  Investment
             Operations ...................         5.42           0.33           4.98              3.06              5.81
                                              ----------     ----------     ----------        ----------        ----------

Distributions
   Distributions from Realized Gains ......        (5.65)         (1.03)         (1.68)            (1.55)            (1.55)
   Return of Capital ......................         --             --             --               (0.01)             --
                                              ----------     ----------     ----------        ----------        ----------
         Total Distributions ..............        (5.65)         (1.03)         (1.68)            (1.56)            (1.55)
                                              ----------     ----------     ----------        ----------        ----------
Net Asset Value, End of Period ............   $    20.95     $    21.18     $    21.88        $    18.58        $    17.08
                                              ==========     ==========     ==========        ==========        ==========

Total Return(1) ...........................        30.42%          1.61%         26.82%            17.86%            45.44%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)   $   52,234     $   60,587     $   61,383        $   39,343        $   35,326
   Ratio of Expenses to Average Net Assets         22.16%          2.10%          2.09%(2)          2.25%(2)         22.30%
   Ratio of Net Investment Loss to Average
      Net Assets ..........................        (1.37)%        (1.16)%        (1.40)%           (1.52)%           (1.50)%
   Portfolio Turnover Rate(3) .............       100.30%         18.03%         19.33%            30.55%            30.07%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.08% And 2.24% For 1997 and 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                            AUGUST 15, 1997
                                                                              (INCEPTION
                                                                               OF CLASS)
                                                  YEAR ENDED DECEMBER 31,       THROUGH
                                                --------------------------    DECEMBER 31,
                                                   1999             1998          1997
                                                ---------        ---------     ---------
Net Asset Value, Beginning of Period ........   $   21.71        $   22.43     $   25.56
                                                ---------        ---------     ---------

Income  (Loss) From Investment  Operations
   Net Investment Loss ......................        --              (0.30)        (0.04)
   Net Realized and Unrealized Gains (Losses)        5.56             0.61         (1.41)
                                                ---------        ---------     ---------
         Total From  Investment
             Operations .....................        5.56             0.31         (1.45)
                                                ---------        ---------     ---------

Dividends and Distributions
   Distributions from Realized Gains ........       (5.65)           (1.03)        (1.68)
                                                ---------        ---------     ---------
         Total Distributions ................       (5.65)           (1.03)        (1.68)
                                                ---------        ---------     ---------
Net Asset Value, End of Period ..............   $   21.62        $   21.71     $   22.43
                                                =========        =========     =========

Total Return(1) .............................       30.32%            1.48%        (5.66)%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted) .   $   5,041        $   3,644     $   2,585
   Ratio of Expenses to Average Net Assets ..        2.34%(2)         2.27%         2.19%*
   Ratio of Net Investment Loss to
      Average  Net Assets ...................       (1.54)%          (1.33)%       (1.51)%*
   Portfolio Turnover Rate(3) ...............      100.30%           18.03%        19.33%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.33% for 1999.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                           SEPTEMBER 18, 1997
                                                                              (INCEPTION
                                                                               OF CLASS)
                                                  YEAR ENDED DECEMBER 31,       THROUGH
                                                --------------------------    DECEMBER 31,
                                                   1999             1998          1997
                                                ---------        ---------     ---------
Net Asset Value, Beginning of Period ........   $   21.96        $   22.52     $   27.19
                                                ---------        ---------     ---------

Income  (Loss) From Investment  Operations
   Net Investment Loss ......................        --              (0.14)         --
   Net Realized and Unrealized Gains (Losses)        6.00             0.61         (2.99)
                                                ---------        ---------     ---------
         Total From  Investment
             Operations .....................        6.00             0.47         (2.99)
                                                ---------        ---------     ---------

Dividends and Distributions
   Distributions from Realized Gains ........       (5.65)           (1.03)        (1.68)
                                                ---------        ---------     ---------
         Total Distributions ................       (5.65)           (1.03)        (1.68)
                                                ---------        ---------     ---------
Net Asset Value, End of Period ..............   $   22.31        $   21.96     $   22.52
                                                =========        =========     =========

Total Return(1) .............................       32.16%            2.18%       (10.98)%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted) .   $       5        $      73     $      94
   Ratio of Expenses to Average Net Assets ..        1.06%(2)         1.33%(2)      1.01%*
   Ratio of Net Investment Loss to
      Average  Net Assets ...................       (0.26)%          (0.38)%       (0.33)%*
   Portfolio Turnover Rate(3) ...............      100.30%           18.03%        19.33%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.05% and 1.32% for 1999 and 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                                             YEAR ENDED
                                                                            DECEMBER 31,
                                              ----------------------------------------------------------------------------
                                                 1999           1998           1997              1996              1995
                                              ----------     ----------     ----------        ----------        ----------
Net Asset Value, Beginning of Period ......   $     5.90     $     5.87     $     5.76        $     6.00        $     5.79

Income (Loss) From Investment  Operations
   Net Investment  Income .................         0.28           0.29           0.33              0.33              0.39
   Net Realized and Unrealized Gains (Losses)      (0.48)          0.07           0.11             (0.14)             0.27
                                              ----------     ----------     ----------        ----------        ----------
          Total From  Investment Operations        (0.20)          0.36           0.44              0.19              0.66
                                              ----------     ----------     ----------        ----------        ----------

Dividends and Distributions
   Net Investment Income ..................        (0.28)         (0.29)         (0.33)            (0.33)            (0.36)
   Return of Capital ......................        (0.04)         (0.04)          --               (0.10)            (0.09)
                                              ----------     ----------     ----------        ----------        ----------
          Total Dividend and Distributions         (0.32)         (0.33)         (0.33)            (0.43)            (0.45)
                                              ----------     ----------     ----------        ----------        ----------

Net Asset Value, End of Period ............   $     5.38     $     5.90     $     5.87        $     5.76        $     6.00
                                              ==========     ==========     ==========        ==========        ==========

Total Return(1) ...........................        (3.47)%         6.31%          7.92%             3.40%            11.82%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)   $   18,002     $   21,285     $   17,589        $   18,129        $   21,485
   Ratio of Expenses to Average Net Assets          1.20%          1.43%          1.27%(2)          1.77%             1.74%
   Ratio of Net Investment
     Income to Average Net Assets .........         5.07%          4.87%          5.82%             5.88%             6.54%
   Portfolio Turnover Rate(3)
                                                  150.54%         18.40%         24.35%            45.50%            41.04%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.26% For 1997. Prior to 1996, such reductions were reflected in the expenses ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                                             YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------------------------
                                                 1999           1998           1997              1996              1995
                                              ----------     ----------     ----------        ----------        ----------
Net Asset Value, Beginning of Period ......         5.88     $     5.86     $     5.75        $     5.98        $     5.79
                                              ----------     ----------     ----------        ----------        ----------

Income  (Loss) From Investment  Operations
   Net Investment  Income .................         0.24           0.27           0.29              0.29              0.34
   Net Realized and Unrealized Gains (Losses)      (0.48)          0.04           0.11             (0.13)             0.26
                                              ----------     ----------     ----------        ----------        ----------
          Total From  Investment Operations        (0.24)          0.31           0.40              0.16              0.60
                                              ----------     ----------     ----------        ----------        ----------

Dividends and Distributions
   Net Investment Income ..................        (0.23)         (0.27)         (0.29)            (0.29)            (0.33)
    Return of Capital .....................        (0.04)         (0.02)          --               (0.10)            (0.08)
                                              ----------     ----------     ----------        ----------        ----------
          Total Dividend and Distributions         (0.27)         (0.29)         (0.29)            (0.39)            (0.41)
                                              ----------     ----------     ----------        ----------        ----------

Net Asset Value, End of Period ............   $     5.37     $     5.88     $     5.86        $     5.75        $     5.98
                                              ==========     ==========     ==========        ==========        ==========

Total Return(1) ...........................        (4.12)%         5.38%          7.12%             2.78%            10.62%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)    $   28,344     $   36,005     $   12,703        $   12,959        $   15,976
   Ratio of Expenses to  Average Net Assets         1.95%          2.18%(2)       2.01%(2)          2.53%(2)          2.51%
   Ratio of Net Investment Income
      to Average Net Assets ...............         4.32%          4.13%          5.07%             5.13%             5.77%
   Portfolio Turnover Rate(3) .............       150.54%         18.40%         24.35%            45.50%            41.04%




(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.17%, 2.00% And 2.52% For 1998, 1997 and 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                CLASS C                                    CLASS Y
                                              -------------------------------------------     --------------------------------
                                                                          AUGUST 19, 1997                   SEPTEMBER 1, 1998
                                                                            (INCEPTION                          (INCEPTION
                                                                             OF CLASS)           YEAR            OF CLASS)
                                                YEAR ENDED DECEMBER 31,       THROUGH            ENDED            THROUGH
                                              -------------------------     DECEMBER 31,      DECEMBER 31,        DECEMBER 31,
                                                 1999           1998           1997             1999(4)            1998
                                              ----------     ----------     ----------        ----------        ----------
Net Asset Value, Beginning of Period ......   $     5.90     $     5.88     $     5.79        $     5.92        $     5.92
                                              ----------     ----------     ----------        ----------        ----------

Income (Loss) From Investment  Operations
    Net Investment  Income ................         0.23           0.27           0.08              0.24              0.07
    Net Realized and Unrealized Gains (Losses)     (0.47)          0.04           0.09             (0.40)             0.02
                                              ----------     ----------     ----------        ----------        ----------
          Total From  Investment Operations        (0.24)          0.31           0.17             (0.16)             0.09
                                              ----------     ----------     ----------        ----------        ----------

Dividends and Distributions
   Net Investment Income ..................        (0.23)         (0.27)         (0.08)            (0.30)            (0.07)
   Return of Capital ......................        (0.04)         (0.02)          --               (0.04)            (0.02)
                                              ----------     ----------     ----------        ----------        ----------
          Total Dividend and Distributions         (0.27)         (0.29)         (0.08)            (0.34)            (0.09)
                                              ----------     ----------     ----------        ----------        ----------

Net Asset Value, End of Period ............   $     5.39     $     5.90     $     5.88        $     5.42        $     5.92
                                              ==========     ==========     ==========        ==========        ==========

Total Return(1) ...........................        (4.15)%         5.42%          2.97%            (2.73)%            1.59%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)   $    4,791     $    8,178     $      215        $       17        $      352
   Ratio of Expenses to Average Net Assets          1.96%          2.18%          1.97%*(2)         0.92%             1.05%*
   Ratio of Net Investment Income to
         Average Net Assets ...............         4.31%          4.12%          5.11%*            5.35%             5.25%*
   Portfolio Turnover Rate(3) .............       150.54%         18.40%         24.35%           150.54%            18.40%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.96% for Class C for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Per share calculations other than distributions were based on average shares outstanding for the period.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

 CLASSES A, B & C

                                                                             YEAR ENDED
                                                                            DECEMBER 31,
                                              ----------------------------------------------------------------------------
                                                 1999           1998           1997              1996              1995
                                              ----------     ----------     ----------        ----------        ----------
Net Asset Value, Beginning of Period ......   $    1.000     $    1.000     $    1.000        $    1.000        $    1.000
                                              ----------     ----------     ----------        ----------        ----------

Income From Investment  Operations
    Net Investment  Income ................         .044           .048           .049              .047              .051

Dividends
    Net Investment Income .................        (.044)         (.048)         (.049)            (.047)            (.051)
                                              ----------     ----------     ----------        ----------        ----------
Net Asset Value, End of Period ............   $    1.000     $    1.000     $    1.000        $    1.000        $    1.000
                                              ==========     ==========     ==========        ==========        ==========

Total Return(1) ...........................         4.51%          4.94%          5.02%             4.80%             5.25%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted) $  553,977     $  514,474     $  464,459        $  411,416        $  360,290
     Ratio of Expenses to Average Net  Assets       0.61%          0.61%          0.57%             0.66%             0.73%
     Ratio of Net  Investment Income to
      Average Net Assets ..................         4.52%          4.84%          4.92%             4.72%             5.13%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

CLASS A

                                                                                         YEAR ENDED
                                                                                        DECEMBER 31,

                                              ----------------------------------------------------------------------------
                                                 1999           1998           1997              1996              1995
                                              ----------     ----------     ----------        ----------        ----------
Net Asset Value, Beginning of Period ......   $    29.32     $    25.68     $    18.06        $    14.50        $    10.68
                                              ----------     ----------     ----------        ----------        ----------

Income  (Loss) From Investment  Operations
   Net Investment Income ..................         0.11           0.09           0.13              0.14              0.07
   Net Realized and Unrealized Gains (Losses)      (0.36)          3.55           7.92              4.44              5.32
                                              ----------     ----------     ----------        ----------        ----------
          Total From Investment Operations         (0.25)          3.64           8.05              4.58              5.39
                                              ----------     ----------     ----------        ----------        ----------

Dividends and Distributions
   Net Investment Income ..................         --             --            (0.13)            (0.15)            (0.07)
   Distributions from Realized Gains ......         --             --            (0.30)            (0.87)            (1.50)
   Return of Capital ......................         --             --             --                --                --
                                              ----------     ----------     ----------        ----------        ----------
         Total Dividend and Distributions .         --             --            (0.43)            (1.02)            (1.57)
                                              ----------     ----------     ----------        ----------        ----------

Net Asset Value, End of Period ............   $    29.07     $    29.32     $    25.68        $    18.06        $    14.50
                                              ==========     ==========     ==========        ==========        ==========

Total Return(1) ...........................        (0.85)%        14.17%         44.53%            31.50%            50.51%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)   $  425,584     $  460,799     $  292,059        $  107,579        $   79,874
   Ratio of Expenses to Average Net Assets          1.04%          1.07%(2)       1.07%(2)          1.15%(2)          1.18%(2)
   Ratio of Net Investment Income
      to Average Net Assets ...............         0.36%          0.34%          0.77%             0.92%             0.53%
   Portfolio Turnover Rate(3) .............        17.55%         11.37%          6.23%            25.78%            41.89%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.06% For 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

CLASS B
                                                                            YEAR ENDED
                                                                           DECEMBER 31,
                                              ----------------------------------------------------------------------------
                                                 1999           1998           1997              1996              1995
                                              ----------     ----------     ----------        ----------        ----------

Net Asset Value, Beginning of Period ......   $    28.71     $    25.36     $    17.91        $    14.41        $    10.68
                                              ----------     ----------     ----------        ----------        ----------

Income (Loss) From Investment Operations
   Net Investment Income (Loss) ...........        (0.16)         (0.12)         (0.01)             0.01              0.01
   Net Realized and Unrealized Gains (Losses)      (0.33)          3.47           7.76              4.37              5.22
                                              ----------     ----------     ----------        ----------        ----------
          Total From Investment Operations         (0.49)          3.35           7.75              4.38              5.23
                                              ----------     ----------     ----------        ----------        ----------

Dividends and Distributions
   Net Investment Income ..................         --             --             --               (0.01)             --
   Distributions from Realized Gains ......         --             --            (0.30)            (0.87)            (1.50)
   Return of Capital ......................         --             --             --                --                --
                                              ----------     ----------     ----------        ----------        ----------
          Total Dividend and Distributions .        --             --            (0.30)            (0.88)            (1.50)
                                              ----------     ----------     ----------        ----------        ----------

Net Asset Value, End of Period ............   $    28.22     $    28.71     $    25.36        $    17.91        $    14.41
                                              ==========     ==========     ==========        ==========        ==========

Total Return(1) ...........................        (1.71)%        13.21%         43.25%            30.29%            49.00%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)    $  376,541     $  419,145     $  193,257        $    8,213        $    1,762
   Ratio of Expenses to Average Net Assets          1.90%          1.93%(2)       1.97%             2.04%             2.09%
   Ratio of Net Investment Income
      (Loss) to Average Net Assets ........        (0.50)%        (0.52)%        (0.12)%            0.19%            (0.38)%
   Portfolio Turnover Rate(3) .............        17.55%         11.37%          6.23%            25.78%            41.89%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.92% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

CLASS C

                                                                            AUGUST 12, 1997
                                                              YEAR             (INCEPTION
                                                             ENDED             OF CLASS)
                                                         DECEMBER 31,           THROUGH
                                                --------------------------    DECEMBER 31,
                                                   1999             1998          1997
                                                ---------        ---------     ---------
Net Asset Value, Beginning of Period ........   $   29.12        $   25.71     $   23.76

Income  (Loss) From Investment  Operations
   Net Investment Income (Loss) .............       (0.15)           (0.10)         --
   Net Realized and Unrealized
      Gains (Losses) ........................       (0.34)            3.51          2.25
                                                ---------        ---------     ---------
          Total From  Investment Operations .       (0.49)            3.41          2.25
                                                ---------        ---------     ---------

Dividends and Distributions
   Net Investment Income ....................        --               --            --
   Distributions from Realized Gains ........        --               --           (0.30)
                                                ---------        ---------     ---------
          Total Dividend and Distributions ..        --               --           (0.30)
                                                ---------        ---------     ---------

Net Asset Value, End of Period ..............   $   28.63        $   29.12     $   25.71
                                                =========        =========     =========

Total Return(1) .............................       (1.68)%          13.26%         9.45%

Ratios/Supplemental Data
   Net Assets,  End of Period(000 omitted) ..   $  89,128        $  92,513     $  19,515
   Ratio of Expenses to Average Net Assets ..        1.89%            1.91%         1.93%*
   Ratio of Net Investment Income
      (Loss) to Average Net Assets ..........       (0.49)%          (0.51)%       (0.09)%*
   Portfolio Turnover Rate(2) ...............       17.55%           11.37%         6.23%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*     Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

CLASS Y

                                                                            MARCH 10, 1999
                                                             YEAR             (INCEPTION
                                                             ENDED             OF CLASS)
                                                         DECEMBER 31,           THROUGH
                                                --------------------------    DECEMBER 31,
                                                   1999             1998          1997
                                                ---------        ---------     ---------
Net Asset Value, Beginning of Period ........   $   29.40        $   25.66     $   20.32

Income  (Loss) From Investment  Operations
   Net Investment Income (Loss) .............        0.20             0.14          0.09
   Net Realized and Unrealized
      Gains (Losses) ........................       (0.39)            3.60          5.74
                                                ---------        ---------     ---------
          Total From  Investment Operations .       (0.19)            3.74          5.83
                                                ---------        ---------     ---------

Dividends and Distributions
   Net Investment Income ....................        --               --           (0.19)
   Distributions from Realized Gains ........        --               --           (0.30)
                                                ---------        ---------     ---------
          Total Dividend and Distributions ..        --               --           (0.49)
                                                ---------        ---------     ---------

Net Asset Value, End of Period ..............   $   29.21        $   29.40     $   25.66
                                                =========        =========     =========

Total Return(1) .............................       (0.65)%          14.58%        28.66%

Ratios/Supplemental Data
   Net Assets,  End of Period(000 omitted) ..   $   8,260        $  10,453     $   3,805
   Ratio of Expenses to Average Net Assets ..        0.86%            0.83%(2)      0.79%*
   Ratio of Net Investment Income
     (Loss) to Average Net Assets ...........        0.54%            0.58%         1.06%*
   Portfolio Turnover Rate(3) ...............       17.55%           11.37%         6.23%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.82% for Class Y shares for the year ended December 31, 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS A

                                                                     YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------------------------
                                                 1999           1998           1997              1996              1995
                                              ----------     ----------     ----------        ----------        ----------

Net Asset Value, Beginning of Period ......   $    23.76     $    25.26     $    21.22        $    18.22        $    15.57
                                              ----------     ----------     ----------        ----------        ----------

Income (Loss)  From Investment  Operations
   Net Investment Income ..................         0.77           0.77           0.67              0.71              0.67
   Net Realized and Unrealized Gains (Losses)       2.22          (1.23)          5.33              4.56              3.42
                                              ----------     ----------     ----------        ----------        ----------
          Total From Investment
              Operations ..................         2.99          (0.46)          6.00              5.27              4.09
                                              ----------     ----------     ----------        ----------        ----------

Dividends and Distributions
   Net Investment Income ..................        (0.76)         (0.76)         (0.67)            (0.69)            (0.66)
   Distributions from Realized Gains ......        (0.77)         (0.27)         (1.22)            (1.54)            (0.78)
   Return of Capital ......................        (0.01)         (0.01)         (0.07)            (0.04)             --
                                              ----------     ----------     ----------        ----------        ----------
          Total Dividend and Distributions         (1.54)         (1.04)         (1.96)            (2.27)            (1.44)
                                              ----------     ----------     ----------        ----------        ----------

Net Asset Value, End of Period ............   $    25.21     $    23.76     $    25.26        $    21.22        $    18.22
                                              ==========     ==========     ==========        ==========        ==========

Total Return(1) ...........................        12.97%         (1.79)%        28.68%            29.46%            26.68%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)   $  117,308     $  132,856     $   90,107        $   42,841        $   59,757
   Ratio of Expenses to Average Net Assets          1.12%          1.16%(2)       1.08%(2)          1.05%             1.14%
   Ratio of Net Investment Income
      to Average  Net Assets ..............         2.99%          3.27%          3.00%             3.34%             3.87%
   Portfolio Turnover Rate(3) .............        32.99%         14.43%         23.68%            43.16%            53.58%

(1) Assumes hypothetical investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.15% and 1.07% for 1998 and 1997, respectively. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS B

                                                                                                             FEBRUARY 3, 1995
                                                                                                                 (INCEPTION
                                                                                                                 OF CLASS)
                                                            YEAR ENDED DECEMBER 31,                               THROUGH
                                              ----------------------------------------------------------        DECEMBER 31,
                                                 1999           1998           1997              1996              1995
                                              ----------     ----------     ----------        ----------        ----------
Net Asset Value,
   Beginning of Period ....................   $    23.55     $    25.03     $    21.05        $    18.14        $    15.95
                                              ----------     ----------     ----------        ----------        ----------

Income (Loss) From Investment
      Operations
   Net Investment Income ..................         0.53           0.56           0.44              0.59              0.54
   Net Realized and Unrealized
      Gains (Losses) ......................         2.22          (1.22)          5.26              4.45              2.97
                                              ----------     ----------     ----------        ----------        ----------
         Total From  Investment
            Operations ....................         2.75          (0.66)          5.70              5.04              3.51
                                              ----------     ----------     ----------        ----------        ----------

Dividends and Distributions
   Net  Investment Income .................        (0.54)         (0.54)         (0.44)            (0.56)            (0.54)
   Distributions from
      Realized Gains ......................        (0.77)         (0.27)         (1.22)            (1.54)            (0.78)
   Return of  Capital .....................        (0.01)         (0.01)         (0.06)            (0.03)             --
                                              ----------     ----------     ----------        ----------        ----------
         Total Dividend and
              Distributions ...............        (1.32)         (0.82)         (1.72)            (2.13)            (1.32)
                                              ----------     ----------     ----------        ----------        ----------

Net Asset Value, End of Period ............   $    24.98     $    23.55     $    25.03        $    21.05        $    18.14
                                              ==========     ==========     ==========        ==========        ==========

Total Return(1) ...........................        12.01%         (2.62)%        27.35%            28.21%            25.31%

Ratios/Supplemental Data
   Net Assets,  End of Period
      (000 omitted) .......................   $   86,623     $   90,827     $   35,536        $    2,075        $      378
   Ratio of Expenses to
      Average Net Assets ..................         2.01%          2.04%(2)       2.11%(2)          2.01%(2)          2.01%*
   Ratio of Net Investment Income
      to Average  Net Assets ..............         2.10%          2.39%          2.09%             2.40%             3.00%*
   Portfolio Turnover Rate(3) .............        32.99%         14.43%         23.68%            43.16%            53.58%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.03%, 2.10% and 2.00% for 1998, 1997 and 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS C

                                                                           AUGUST 12, 1997
                                                             YEAR             (INCEPTION
                                                             ENDED             OF CLASS)
                                                         DECEMBER 31,           THROUGH
                                                --------------------------    DECEMBER 31,
                                                   1999             1998          1997
                                                ---------        ---------     ---------
Net Asset Value,
   Beginning of Period ......................   $   23.86        $   25.36     $   24.91
                                                ---------        ---------     ---------

Income (Loss) From Investment
      Operations
   Net Investment Income ....................        0.55             0.59          0.11
   Net Realized and Unrealized
      Gains (Losses) ........................        2.23            (1.26)         1.72
                                                ---------        ---------     ---------
         Total From  Investment
            Operations ......................        2.78            (0.67)         1.83
                                                ---------        ---------     ---------

Dividends and Distributions
   Net  Investment Income ...................       (0.55)           (0.55)        (0.11)
   Distributions from Realized Gains ........       (0.77)           (0.27)        (1.22)
   Return of  Capital .......................       (0.01)           (0.01)        (0.05)
                                                ---------        ---------     ---------
         Total Dividend and Distributions ...       (1.33)           (0.83)        (1.38)
                                                ---------        ---------     ---------

Net Asset Value, End of Period ..............   $   25.31        $   23.86     $   25.36
                                                =========        =========     =========

Total Return(1) .............................       11.98%           (2.61)%        7.38%

Ratios/Supplemental Data
   Net Assets,  End of Period
      (000 omitted) .........................   $  18,936        $  26,406     $   6,296
   Ratio of Expenses to
      Average Net Assets ....................        2.01%            2.03%(2)      2.08%*(2)
   Ratio of Net Investment Income
      to Average  Net Assets ................        2.10%            2.40%         2.01%*
   Portfolio Turnover Rate(3) ...............       32.99%           14.43%        23.68%




(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.02% and 2.07% for 1998 and 1997, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS Y
                                                                                   NOVEMBER 13, 1996
                                                                                      (INCEPTION
                                                       YEAR ENDED                       OF CLASS)
                                                      DECEMBER 31,                      THROUGH
                                       ------------------------------------------     DECEMBER 31
                                          1999           1998              1997           1996
                                       ----------     ----------        ----------     ----------
Net Asset Value,
   Beginning of Period .............   $    23.84     $    25.34        $    21.29     $    21.39
                                       ----------     ----------        ----------     ----------

Income (Loss) From Investment
      Operations
   Net Investment Income ...........         0.82           0.89              0.69           0.07
   Net Realized and Unrealized .....         2.25          (1.27)             5.35           1.44
                                       ----------     ----------        ----------     ----------
      Gains (Losses)
         Total From  Investment ....         3.07          (0.38)             6.04           1.51
            Operations                 ----------     ----------        ----------     ----------

Dividends and Distributions
   Net  Investment Income ..........        (0.84)         (0.85)            (0.69)         (0.06)
   Distributions from Realized Gains        (0.77)         (0.27)            (1.22)         (1.54)
   Return of  Capital ..............        (0.01)          --               (0.08)         (0.01)
                                       ----------     ----------        ----------     ----------
         Total Dividend and
              Distributions ........        (1.62)         (1.12)            (1.99)         (1.61)
                                       ----------     ----------        ----------     ----------

Net Asset Value, End of Period .....   $    25.29     $    23.84        $    25.34     $    21.29
                                       ==========     ==========        ==========     ==========

Total Return(1) ....................        13.30%         (1.46)%           28.80%          7.01%

Ratios/Supplemental Data
   Net Assets,  End of Period
      (000 omitted) ................   $   33,221     $   30,536        $   36,543     $   33,006
   Ratio of Expenses to
      Average Net Assets ...........         0.87%          0.86%(2)          0.95%          0.98%*
   Ratio of Net Investment Income
      to Average  Net Assets .......         3.24%          3.57%             3.09%          3.11%*
   Portfolio Turnover Rate(3) ......        32.99%         14.43%            23.68%         43.16%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.85% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS A
                                                                            YEAR ENDED
                                                                           DECEMBER 31,
                                              ----------------------------------------------------------------------------
                                                 1999           1998           1997             1996(1)             1995
                                              ----------     ----------     ----------        ----------        ----------
Net Asset Value, Beginning of Period ......   $    20.73     $    25.41     $    21.24        $    16.44        $    14.72
                                              ----------     ----------     ----------        ----------        ----------

Income (Loss) From Investment  Operations
   Net Investment Income ..................         0.78           0.74           0.74              0.71              0.82
   Net Realized and Unrealized Gains
      (Losses) ............................        (2.32)         (4.65)          4.51              5.22              1.71
                                              ----------     ----------     ----------        ----------        ----------
         Total From  Investment Operations         (1.54)         (3.91)          5.25              5.93              2.53
                                              ----------     ----------     ----------        ----------        ----------

Dividends and Distributions
   Net Investment Income ..................        (0.78)         (0.74)         (0.74)            (0.70)            (0.81)
   Distributions from Realized Gains ......         --             --            (0.27)            (0.25)             --
   Return of Capital ......................        (0.14)         (0.03)         (0.07)            (0.18)             --
                                              ----------     ----------     ----------        ----------        ----------
         Total Dividends and Distributions         (0.92)         (0.77)         (1.08)            (1.13)            (0.81)
                                              ----------     ----------     ----------        ----------        ----------

Net Asset Value, End of Period ............   $    18.27     $    20.73     $    25.41        $    21.24        $    16.44
                                              ==========     ==========     ==========        ==========        ==========

Total Return(2) ...........................        (7.55)%       (15.56)%        25.08%            37.05%            17.70%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)   $  147,835     $  198,328     $  147,488        $   32,507        $   29,320
   Ratio of Expenses to Average Net
      Assets ..............................         1.21%          1.21%          1.18%             1.32%(3)         21.43%
   Ratio of Net Investment Income to
      Average Net Assets ..................         3.82%          3.40%          3.40%             3.95%             5.44%
   Portfolio Turnover Rate(4) .............        52.22%         19.14%         12.50%            18.60%            38.82%




(1) Per share calculations other than distributions were based on average shares outstanding during the period.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.31% for the year ended 1996. Prior to 1996, such reductions were reflected in the expense ratios.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS B
                                                                           YEAR ENDED
                                                                          DECEMBER 31,
                                              ----------------------------------------------------------------------------
                                                 1999           1998           1997             1996(1)             1995
                                              ----------     ----------     ----------        ----------        ----------
Net Asset Value, Beginning of Period ......   $    20.67     $    25.32     $    21.19        $    16.41        $    14.72
                                              ----------     ----------     ----------        ----------        ----------

Income (Loss) From Investment  Operations
   Net Investment Income ..................         0.61           0.56           0.54              0.56              0.68
      Net Realized and Unrealized Gains
         (Losses) .........................        (2.32)         (4.63)          4.47              5.21              1.70
                                              ----------     ----------     ----------        ----------        ----------
         Total From  Investment Operations         (1.71)         (4.07)          5.01              5.77              2.38
                                              ----------     ----------     ----------        ----------        ----------

Dividends and Distributions
   Net Investment Income ..................        (0.61)         (0.56)         (0.54)            (0.63)            (0.69)
   Distributions from Realized Gains ......         --             --            (0.27)            (0.25)             --
   Return of Capital ......................        (0.14)         (0.02)         (0.07)            (0.11)             --
                                              ----------     ----------     ----------        ----------        ----------
         Total Dividend and Distributions .        (0.75)         (0.58)         (0.88)            (0.99)            (0.69)
                                              ----------     ----------     ----------        ----------        ----------

Net Asset Value, End of Period ............   $    18.21     $    20.67     $    25.32        $    21.19        $    16.41
                                              ==========     ==========     ==========        ==========        ==========

Total Return(2) ...........................        (8.37)%       (16.21)%        23.88%            35.99%            16.59%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)   $   93,585     $  143,993     $  114,283        $   10,919        $      414
   Ratio of Expenses to Average Net Assets          2.06%          2.02%          2.04%             2.22%             2.39%
   Ratio of Net Investment Income to
   Average Net Assets .....................         2.97%          2.59%          2.60%             3.46%             4.48%
   Portfolio Turnover Rate(3) .............        52.22%         19.14%         12.50%            18.60%            38.82%


(1) Per share calculations other than distributions were based on average shares outstanding during the period.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS C
                                                                           AUGUST 13, 1997
                                                             YEAR             (INCEPTION
                                                             ENDED             OF CLASS)
                                                         DECEMBER 31,           THROUGH
                                                --------------------------    DECEMBER 31,
                                                   1999             1998          1997
                                                ---------        ---------     ---------
Net Asset Value, Beginning of Period ........   $   20.81        $   25.49     $   23.41
                                                ---------        ---------     ---------

Income (Loss) From Investment  Operations
   Net Investment Income ....................        0.61             0.53          0.18
      Net Realized and Unrealized Gains (Losses)    (2.33)           (4.62)         2.42
                                                ---------        ---------     ---------
         Total From  Investment Operations ..       (1.72)           (4.09)         2.60
                                                ---------        ---------     ---------

Dividends and Distributions
   Net Investment Income ....................       (0.61)           (0.53)        (0.18)
   Distributions from Realized Gains ........        --               --           (0.27)
   Return of Capital ........................       (0.14)           (0.06)        (0.07)
                                                ---------        ---------     ---------
         Total Dividend and Distributions ...       (0.75)           (0.59)        (0.52)
                                                ---------        ---------     ---------

Net Asset Value, End of Period ..............   $   18.34        $   20.81     $   25.49
                                                =========        =========     =========

Total Return(1) .............................       (8.34)%         (16.20)%       11.12%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted) .   $  29,952        $  34,336     $   8,322
   Ratio of Expenses to Average Net Assets ..        2.01%            2.02%         2.03%*
   Ratio of Net Investment Income
     to Average Net Assets ..................        3.02%            2.59%         2.56%*
   Portfolio Turnover Rate(2) ...............       52.22%           19.14%        12.50%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS Y

                                                                                              NOVEMBER 8,1996
                                                                                                (INCEPTION
                                                                YEAR ENDED                       OF CLASS)
                                                              DECEMBER 31,                       THROUGH
                                                -------------------------------------------    DECEMBER 31,
                                                   1999           1998              1997           1996
                                                ----------     ----------        ----------     ----------
Net Asset Value, Beginning of Period ........   $    20.86     $    25.56        $    21.37     $    19.29
                                                ----------     ----------        ----------     ----------

Income (Loss) From Investment Operations
   Net Investment Income ....................         0.80           0.83              0.79           0.13
   Net Realized and Unrealized Gains (Losses)        (2.28)         (4.67)             4.54           2.35
                                                ----------     ----------        ----------     ----------
      Total From  Investment Operations .....        (1.48)         (3.84)             5.33           2.48
                                                ----------     ----------        ----------     ----------

Dividends and Distributions
   Net Investment Income ....................        (0.86)         (0.83)            (0.79)         (0.13)
   Distributions from Realized Gains ........         --             --               (0.27)         (0.25)
   Return of Capital ........................        (0.14)         (0.03)            (0.08)         (0.02)
                                                ----------     ----------        ----------     ----------
         Total Dividends and Distributions ..        (1.00)         (0.86)            (1.14)         (0.40)
                                                ----------     ----------        ----------     ----------

Net Asset Value, End of Period ..............   $    18.38     $    20.86        $    25.56     $    21.37
                                                ==========     ==========        ==========     ==========

Total Return(1) .............................        (7.21)%       (15.20)%           25.29%         12.89%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted) .   $   43,136     $   37,054        $   27,147     $   18,165
   Ratio of Expenses to Average Net Assets ..         0.85%          0.83%(2)          1.00%          1.18%*
   Ratio of Net Investment Income to Average
      Net Assets ............................         4.18%          3.79%             3.47%          4.22%*
   Portfolio Turnover Rate(3) ...............        52.22%         19.14%            12.50%         18.60%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.82% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
INCOME TAX INFORMATION (UNAUDITED)

December 31, 1999

     In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

DAVIS GROWTH OPPORTUNITY FUND

     Distributions of $5.65 per share were paid to Class A, Class B, Class C and Class Y shareholders during the calendar year 1999, of which $5.52 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     Dividends paid by the Fund during the calendar year ended 1999 which are not designated as capital gain distributions should by multiplied by 61% to arrive at the net amount eligible for the corporate dividend- received deduction.

DAVIS GOVERNMENT BOND FUND

     None of the dividends paid by the Fund during the calendar year ended 1999 are eligible for the corporate dividend-received deduction.

DAVIS CONVERTIBLE SECURITIES FUND

     Distributions of $1.54, $1.3196, $1.3295 and $0.853 per share were paid to Class A, Class B, Class C and Class Y shareholders during the calendar year 1999.

     Dividends paid by the Fund during the calendar year ended 1999 which are not designated as capital gain distributions should be multiplied by 52% to arrive at the net amount eligible for the corporate dividend- received deduction.

DAVIS REAL ESTATE FUND

     Dividends paid by the Fund during the calendar year ended 1999 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend- received deduction.

The foregoing information is presented to assists shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

DAVIS SERIES, INC.
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS SERIES, INC.:

      We have audited the accompanying statements of assets and liabilities of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund including the schedules of investments as of December 31, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 1997 were audited by other auditors whose report dated February 13, 1998, expressed an unqualified opinion of this information.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund as of December 31, 1999, the results of operations for the year then ended, and the changes in net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                                                        KPMG LLP

Denver, Colorado
February 4, 2000

                           DAVIS SERIES, INC.

             2949 East Elvira Road, Tucson, Arizona 85706

            DIRECTORS                                 OFFICERS
        Jeremy H. Biggs                            Jeremy H. Biggs
        Wesley E. Bass, Jr.                          Chairman
        Marc P. Blum                               Shelby M.C. Davis
        Andrew A. Davis                              President
        Christopher C. Davis                       Kenneth C. Eich
        Jerry D. Geist                               Vice President
        D. James Guzy                              Sharra L. Reed
        G. Bernard Hamilton                          Vice President,
        Laurence W. Levine                           Treasurer &
        Christian R. Sonne                           Assistant Secretary
        Marsha Williams                            Thomas D. Tays
                                                     Vice President & Secretary
                                                   Christopher C. Davis
                                                     Vice President
                                                     Andrew A. Davis
                                                     Vice President



INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, MA 02266-8406

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202


FOR MORE INFORMATION ABOUT DAVIS SERIES, INC. INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

                                                                   ANNUAL REPORT


DAVIS SELECTED ADVISERS, L.P.
2949 EAST ELVIRA ROAD, SUITE 101
TUCSON, AZ 85706
800-279-0279
www.davisfunds.com

[DAVIS FUNDS LOGO]